As filed with the Securities and Exchange Commission on April 24, 2014
Commission File Nos.  333-41153
811-08521

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 34	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 35	[X]

JACKSON NATIONAL SEPARATE ACCOUNT III
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Thomas J. Meyer, Esq., Senior Vice President, Secretary and General Counsel
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 28, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®
Issued by
Jackson National Life Insurance Company® and
Jackson National Separate Account III

April 28 , 201 4

Effective September 16, 2002, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase by non-natural owners (entities) other than qualified plans and certain trusts.  Effective February 18, 2005, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase.

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity.  It contains important information about the Contract that you should know before investing.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.  It is important that you read the Contract and endorsements, which reflect state or other variations.You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity Contract, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated April 28 , 201 4 by calling Jackson National Life Insurance Company (“Jackson®”) at (800) 644-4565 or by writing Jackson at:  Annuity Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814.  The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus.  The Table of Contents of the SAI appears at the end of this prospectus.  The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing one, as we reserve the right to prospectively restrict availability of the optional features.  Broker-dealers selling the Contracts may limit the availability of an optional feature.  Ask your representative about what optional features are or are not offered.  If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability.  In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected.  We reserve the right to limit the number of Contracts that you may purchase.  Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate.  Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

•	Individual flexible premium deferred annuity.

•
2 guaranteed fixed account options that each offer a minimum interest rate that is guaranteed by Jackson (the “guaranteed fixed account”), as may be made available by us, or as may be otherwise limited by us.

•	Guaranteed Minimum Withdrawal Benefit options.

•
A Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us.  The GMWB Fixed Account offers a minimum interest rate that is guaranteed by Jackson and is an account to and from which automatic transfers of your Contract Value may be required according to non-discretionary formulas.

•	Investment Divisions which purchase shares of the following Funds – all Class A shares (the “Funds”):

JNL Series Trust

JNL/American Funds ® Blue Chip Income and Growth Fund	JNL/American Funds Balanced Allocation Fund
JNL/American Funds Global Bond Fund	JNL/American Funds Growth Allocation Fund
JNL/American Funds Global Small Capitalization Fund	JNL/BlackRock Commodity Securities Strategy Fund
JNL/American Funds Growth-Income Fund	JNL/BlackRock Global Allocation Fund
JNL/American Funds International Fund	JNL/BlackRock Large Cap Select Growth Fund
JNL/American Funds New World Fund	JNL/Brookfield Global Infrastructure and MLP Fund
JNL Institutional Alt 20 Fund	(formerly, JNL/Brookfield Global Infrastructure Fund )
JNL Institutional Alt 35 Fund	JNL/Capital Guardian Global Balanced Fund
JNL Institutional Alt 50 Fund	JNL/Capital Guardian Global Diversified Research Fund
JNL Institutional Alt 65 Fund*	JNL/DFA U.S. Core Equity Fund

JNL/Eagle SmallCap Equity Fund	JNL/PPM America High Yield Bond Fund
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/PPM America Mid Cap Value Fund
JNL/Eastspring Investments China-India Fund	JNL/PPM America Small Cap Value Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/PPM America Value Equity Fund
JNL/Franklin Templeton Global Growth Fund	JNL/Red Rocks Listed Private Equity Fund*
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/T. Rowe Price Established Growth Fund
JNL/Franklin Templeton Income Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Small Cap Value Fund	JNL/WMC Balanced Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/WMC Money Market Fund
JNL/Goldman Sachs Emerging Markets Debt Fund*	JNL/WMC Value Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/S&P Competitive Advantage Fund
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/S&P Dividend Income & Growth Fund
JNL/Invesco Global Real Estate Fund	JNL/S&P Intrinsic Value Fund
JNL/Invesco International Growth Fund	JNL/S&P Total Yield Fund
JNL/Invesco Large Cap Growth Fund	JNL/S&P Mid 3 Fund
JNL/Invesco Mid Cap Value Fund	JNL/S&P 4 Fund
JNL/Invesco Small Cap Growth Fund	JNL/S&P Managed Conservative Fund
JNL/Ivy Asset Strategy Fund	JNL/S&P Managed Moderate Fund
JNL/JPMorgan International Value Fund	JNL/S&P Managed Moderate Growth Fund
JNL/JPMorgan MidCap Growth Fund	JNL/S&P Managed Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Lazard Emerging Markets Fund*	JNL Disciplined Moderate Fund
JNL/Mellon Capital 10 x 10 Fund	JNL Disciplined Moderate Growth Fund
JNL/Mellon Capital Index 5 Fund	JNL Disciplined Growth Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund	JNL Variable Fund LLC
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital Nasdaq® 25 Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Value Line® 30 Fund
JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital International Index Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital NYSE® International 25 Fund
JNL/Mellon Capital Global Alpha Fund*	JNL/Mellon Capital 25 Fund
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities	JNL/Mellon Capital JNL 5 Fund
Index Fund	JNL/Mellon Capital JNL Optimized 5 Fund
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Mellon Capital Communications Sector Fund
JNL/Neuberger Berman Strategic Income Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Oppenheimer Global Growth Fund	JNL/Mellon Capital Financial Sector Fund
JNL/PIMCO Real Return Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/PIMCO Total Return Bond Fund	JNL/Mellon Capital Oil & Gas Sector Fund
JNL/PPM American Floating Rate Income Fund	JNL/Mellon Capital Technology Sector Fund

*Effective August 29, 2011, the Investment Divisions of the Separate Account investing in the JNL Institutional Alt 65 Fund;JNL/Goldman Sachs Emerging Markets Debt Fund;JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund; andJNL/Red Rocks Listed Private Equity Fund stopped accepting allocations and/or transfers.  Please see “Investment Divisions” on page 17 for more information.

Underscored are the Funds that are newly available or recently underwent name changes.  The Funds are not the same mutual funds that you would buy through your stockbroker or a retail mutual fund.  The prospectuses for the Funds are attached to this prospectus.

In addition, the JNL/M&G Global Basics Fund, which was previously offered under this Contract, merged into the JNL/Oppenheimer Global Growth Fund effective April 28, 2014.

We offer other variable annuity products with different product features, benefits and charges.

The SEC has not approved or disapproved the Perspective Advisors Fixed and Variable Annuity or passed upon the adequacy of this prospectus.  It is a criminal offense to represent otherwise.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS
KEY FACTS	1
FEES AND EXPENSES TABLES	3
Owner Transaction Expenses	3
Periodic Expenses	3
Total Annual Fund Operating Expenses	9
EXAMPLE	14
CONDENSED FINANCIAL INFORMATION	15
THE ANNUITY CONTRACT	15
JACKSON	16
THE GUARANTEED FIXED ACCOUNT AND GMWB FIXED ACCOUNT	17
The GMWB Fixed Account	17
THE SEPARATE ACCOUNT	17
INVESTMENT DIVISIONS	17
JNL Series Trust	18
JNL Variable Fund LLC	35
Voting Rights	37
Substitution	37
CONTRACT CHARGES	37
Mortality and Expense Risk Charge	37
Administration Charge	37
Annual Contract Maintenance Charge	37
Transfer Fee	38
Commutation Fee	38
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	38
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	38
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	39
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	39
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	40
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	41
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	41
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	42
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	43
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	43
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	44
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	45
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	46
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	47
Other Expenses	48
Premium Taxes	48
Income Taxes	48
DISTRIBUTION OF CONTRACTS	48
PURCHASES	50
Minimum Initial Premium	50
Minimum Additional Premiums	50
Allocations of Premium	50
Capital Protection Program	50
Accumulation Units	51
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	51
Restrictions on Transfers: Market Timing	51
TELEPHONE AND INTERNET TRANSACTIONS	52
The Basics	52
What You Can Do and How	52
What You Can Do and When	52
How to Cancel a Transaction	53
Our Procedures	53
ACCESS TO YOUR MONEY	53
Guaranteed Minimum Withdrawal Benefit Considerations	54
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	54
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	55
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	58
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	64
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	68
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	72
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	75
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	81
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	88
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	95
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	106
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	116
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	125
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	135
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	148
Systematic Withdrawal Program	161
Suspension of Withdrawals or Transfers	161
INCOME PAYMENTS (THE INCOME PHASE)	161
Income Payments from Investment Divisions	162
Income Options	162
DEATH BENEFIT	163
Death of Owner Before the Income Date	163
Special Spousal Continuation Option	164
Death of Owner On or After the Income Date	165
Death of Annuitant	165
TAXES	165
Contract Owner Taxation	165
Tax-Qualified and Non-Qualified Contracts	165
Non-Qualified Contracts – General Taxation	165
Non-Qualified Contracts – Aggregation of Contracts	165
Non-Qualified Contracts – Withdrawals and Income Payments	165
Non-Qualified Contracts – Required Distributions	166
Tax-Qualified Contracts – Withdrawals and Income Payments	166
Withdrawals – Tax-Sheltered Annuities	166
Withdrawals – Roth IRAs	166
Constructive Withdrawals – Investment Adviser Fees	166
Extension of Latest Income Date	166
Death Benefits	167
IRS Approval	167
Assignment	167
Diversification	167
Owner Control	167
Withholding	167
Jackson Taxation	168
OTHER INFORMATION	168
Dollar Cost Averaging	168
Earnings Sweep	168
Rebalancing	168
Free Look	168
Advertising	168
Restrictions Under the Texas Optional Retirement Program (ORP)	169
Modification of the Contract	169
Confirmation of Transactions	169
Legal Proceedings	169

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	172
APPENDIX A (Trademarks, Service Marks, and Related Disclosures)	A-1
APPENDIX B (Broker-Dealer Support)	B-1
APPENDIX C (GMWB Prospectus Examples)	C-1
APPENDIX D (LifeGuard Select GMWB and LifeGuard Select with Joint Option GMWB Transfer of Assets Methodology)	D-1
APPENDIX E (Accumulation Unit Values)	E-1

KEY FACTS

Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951

Institutional Marketing
Group Service Center:	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)
(for Contracts purchased through a bank
or another financial institution)

Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Attn: IMG

Home Office:	1 Corporate Way, Lansing, Michigan 48951

The Annuity Contract
The fixed and variable annuity Contract offered by Jackson provides a means for allocating on a tax-deferred basis for non-qualified Contracts to the guaranteed fixed account of Jackson, as may be made available by us, or as may be otherwise limited by us, and investment divisions (the “Investment Divisions”).  In addition to the guaranteed fixed account, if you elected the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. (We refer to the guaranteed fixed account options, GMWB Fixed Account and the Investment Divisions together as the “Allocation Options”).  There may be periods when we do not offer any guaranteed fixed account options, or impose special transfer requirements on the guaranteed fixed account options.  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Allocation Options
Although more than 18 Investment Divisions, guaranteed fixed account options and the GMWB Fixed Account are available under your Contract, you may not allocate your Contract Value to more than 18 Allocation Options at any one time.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.

Expenses	The Contract has insurance features and investment features, and there are costs related to each.

Jackson makes a deduction for its insurance charges that is equal to 1.50% of the daily value of the Contracts invested in the Investment Divisions.  This charge does not apply to the guaranteed fixed account.  During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge from your Contract.

If you select any one of our GMWBs, Jackson deducts an additional charge, the maximum of which ranges from 0.51% to 1.86% of the Guaranteed Withdrawal Balance (GWB).  While the charge is deducted from your Contract Value, it is based on the GWB.  For more information, including how the GWB is calculated, please see “Contract Charges.”

Jackson may assess a state premium tax charge which ranges from 0% - 3.5% (the amount of state premium tax, if any, will vary from state to state) when you begin receiving regular income payments from your Contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

There are also investment charges that are expected to range, on an annual basis, from .5 6 % to 2.4 4 % of the average daily value of the Funds, depending on the Fund.

Purchases
Under most circumstances, you can buy a Contract for $25,000 or more.  You can add $5,000 or more ($2,000 or more for a qualified plan Contract) at any time during the accumulation phase.  We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account options.  We reserve the right to refuse initial and any or all subsequent premium payments.  We expect to profit from certain charges assessed under the Contract (i.e., the mortality and expense risk charge).

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers.  The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections.  The representative assisting you will advise you whether an optional benefit is available and of any variations.

Access to Your Money
During the accumulation phase, there are a number of ways to take money out of your Contract, generally subject to a charge or adjustment.  You may have to pay income tax and a tax penalty on any money you take out.

Income Payments	You may choose to receive regular income from your annuity. During the income phase, you have the same variable allocation options you had during the accumulation phase.

Death Benefit	If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

Free Look
You can cancel the Contract within 20 days after receiving it (or whatever period is required in your state).  Under most circumstances, Jackson will return the amount your Contract is worth on the day we receive your request.  This may be more or less than your original payment.  If required by law, Jackson will return your premium.  In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Taxes
Under the Internal Revenue Code you generally will not be taxed on the earnings on the money held in your Contract until you take money out (this is referred to as tax-deferral).  There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract.  The first table (and footnotes)describes the fees and expenses that you will pay at the time that you buy the Contract, receive income payments or transfer cash value between Allocation Options.  State premium taxes may also be deducted.

Owner Transaction Expenses 1

Maximum Withdrawal Charge –
Percentage of premium withdrawn, if applicable	None

Commutation Fee:  Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•  (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•  (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Transfer Charge 2
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge 3	$22.50

1	See “Contract Charges.”

2	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

3
When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery ($22.50 for Saturday delivery).  Excess interest adjustments will not be charged on wire/overnight fees.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge		$50

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.50%

Mortality And Expense Risk Charge	1.35%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract		1.50%

Optional Endorsements – The following Guaranteed Minimum Withdrawal Benefit (GMWB) optional endorsements are available under the Contract. You may select one from the grouping below.

7% Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge (no longer offered as of March 31, 2008)(“SafeGuard 7 Plus®”) 4	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“SafeGuard Max®”) 5	0.81%
5% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011)(“AutoGuard 5SM”) 6	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011)(“AutoGuard 6SM”) 7	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) 8	0.51%
5% For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard AdvantageSM”)(no longer offered as of March 31, 2008) 9	1.50%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM”) 10	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008)(“LifeGuard AscentSM With Joint Option”) 11	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom® GMWB”) 12	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009)(“LifeGuard Freedom® GMWB With Joint Option”) 13	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB”) 14	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB With Joint Option”) 15	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard SelectSM”) 16	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010)(“LifeGuard SelectSM With Joint Option”) 17	1.86%

4
The charge is quarterly, currently 0.10% (0.40% annually) of the GWB, subject to a maximum annual charge of 0.75% as used in the Table.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.035% (0.42% annually of the GWB, subject to a maximum annual charge of 0.75%.  The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 55 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

5
The charge is quarterly, currently 0.1125% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.80%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0375% of the GWB, which, annually, is 0.45% of the GWB, subject to a maximum annual charge of 0.81% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 58 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

6
The charge is quarterly, currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.45%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.055% (0.66% annually) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 64 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

7
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table.  We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 68 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

8
The charge is quarterly, currently 0.05% (0.20% annually) of the GWB, subject to a maximum annual charge of 0.50%.  But for Contracts purchased in Washington State, the charge is monthly, currently 0.0175% (0.21% annually) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table.  We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.

The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.  For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 72 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

9
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups:  55-59, 60-64, and 65-69, which charge is payable quarterly.  The charge for the 5% for Life GMWB With Annual Step-Up varies by age group.  The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

5% For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.15%÷4	1.17%÷12	0.70%÷4	0.72%÷12
55 – 59	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
60 – 64	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
65 – 69	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
70 – 74	0.90%÷4	0.90%÷12	0.55%÷4	0.57%÷12
75 – 80	0.65%÷4	0.66%÷12	0.40%÷4	0.42%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 41 .  For more information about how the endorsement works, please see “5% For Life GMWB With Bonus and Annual Step-Up” beginning on page 75 .

10
1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 41 .  For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 81 .

11
1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each calendar quarter.  But for Contracts purchased in Washington State, the charge is monthly.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.70%÷4	1.71%÷12	1.15%÷4	1.17%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 42 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 88 .

12
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 43 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up “ beginning on page 95 .

13
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charges is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 43 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up “ beginning on page 106 .

14
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 44 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 116 .

15
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45-80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 45 .  For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 125 .

16
1.50% is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable quarterly.  The below tables have the maximum and current charges.  You pay the applicable percentage of the GWB each Contract Quarter.  But for Contracts purchased in Washington State, you pay the charge each Contract Month.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%÷4	1.50%÷12	0.85%÷4	0.87%÷12
For endorsements purchased before September 28, 2009	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 46 .  For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 135 .  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

17
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Month.  For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Quarter.  The below tables have the maximum and current charges.  The GWB is the guaranteed amount available for future periodic withdrawals.  If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals.  If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account.  Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%÷4	1.86%÷12	1.05%÷4	1.05%÷12
For endorsements purchased before September 28, 2009	1.50%÷4	1.50%÷12	0.80%÷4	0.81%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 47 . For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 148 .  Please check with your representative to learn about the current interest rate for the GMWB Fixed Account.  You may also contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.5 6%

Maximum: 2.4 4%

More detail concerning each Fund's fees and expenses is below.  But please refer to the Funds' prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC®  (“JNAM”) , the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds® Blue Chip Income and Growth	1.10%A	0.25%A	0.17%A, G	0.00%	1.52%A	0.48%B	1.04% A, B
JNL/American Funds Balanced Allocation	0.30%	0.25%	0.15% G	0.47%	1.17%	0.05%C	1.12%C
JNL/American Funds Global Bond	1.23%	0.25%A	0.18%A, G	0.00%	1.66%A	0.55%B	1.11% A, B
JNL/American Funds Global Small Capitalization	1.45%A	0.25%A	0.19%A, G	0.00%	1.89% A	0.60%B	1.29% A, B
JNL/American Funds Growth Allocation	0.30%	0.25%	0.15%G	0.50%	1.20%	0.05%C	1.15%C
JNL/American Funds Growth-Income	0.96%A	0.25%A	0.17%A, G	0.00%	1.38%A	0.40%B	0.98% A, B
JNL/American Funds International	1.34% A	0.25%A	0.20%A, G	0.00%	1.79%A	0.60%B	1.19% A, B
JNL/American Funds New World	1.78%A	0.25%A	0.20%A, G	0.00%	2.23%A	0.80%B	1.43% A, B
JNL/DFA U.S. Core Equity	0.61%	0.20%	0.10%F	0.00%	0.91%	0.11%C	0.80%C
JNL/Franklin Templeton Global Multisector Bond	0.74%	0.20%	0.15%G	0.02%	1.11%	0.01%C	1.10%C
JNL/Goldman Sachs Emerging Markets Debt	0.71%	0.20%	0.16%G	0.01%	1.08%	0.01%C	1.07%C
JNL/Goldman Sachs Mid Cap Value	0.70%	0.20%	0.11%F	0.00%	1.01%	0.02%C	0.99%C
JNL/Invesco Small Cap Growth	0.83%	0.20%	0.10%F	0.01%	1.14%	0.02%C	1.12%C
JNL/Mellon Capital Global Alpha	1.00%	0.20%	0.15%G	0.03%	1.38%	0.00%I	1.38%I
JNL/Mellon Capital S&P 500 Index	0.24%	0.20%	0.13%F	0.00%	0.57%	0.01%C	0.56%C
JNL/T. Rowe Price Value	0.62%	0.20%	0.10%F	0.00%	0.92%	0.01%C	0.91%C
JNL/WMC Money Market	0.26%	0.20%	0.11%F	0.00%	0.57%	0.38%D	0.19%D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Institutional Alt 20	0.12%	0.00%	0.05%E	0.91%	1.08%
JNL Institutional Alt 35	0.11%	0.00%	0.05%E	1.04%	1.20%
JNL Institutional Alt 50	0.11%	0.00%	0.05%E	1.16%	1.32%
JNL Institutional Alt 65	0.13%	0.00%	0.05%E	1.29%	1.47%
JNL/BlackRock Commodity Securities Strategy	0.62%	0.20%	0.15%G	0.00%	0.97%
JNL/BlackRock Global Allocation	0.72%	0.20%	0.16%G	0.01%	1.09%
JNL/BlackRock Large Cap Select Growth	0.65%	0.20%	0.10%F	0.00%	0.95%
JNL/Brookfield Global Infrastructure and MLP	0.80%	0.20%	0.15%G	0.00%	1.15%
JNL/Capital Guardian Global Balanced	0.65%	0.20%	0.16%G	0.01%	1.02%
JNL/Capital Guardian Global Diversified Research	0.72%	0.20%	0.15%G	0.01%	1.08%
JNL/Eagle SmallCap Equity	0.67%	0.20%	0.10%F	0.00%	0.97%
JNL/Eastspring Investments Asia ex-Japan	0.90%	0.20%	0.17%G	0.00%	1.27%
JNL/Eastspring Investments China-India	0.90%	0.20%	0.21%H	0.00%	1.31%
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05%E	1.01%	1.06%
JNL/Franklin Templeton Global Growth	0.67%	0.20%	0.15%G	0.01%	1.03%
JNL/Franklin Templeton Income	0.63%	0.20%	0.10%F	0.01%	0.94%
JNL/Franklin Templeton International Small Cap Growth	0.95%	0.20%	0.15%G	0.01%	1.31%
JNL/Franklin Templeton Mutual Shares	0.73%	0.20%	0.10%F	0.02%	1.05%
JNL/Franklin Templeton Small Cap Value	0.78%	0.20%	0.10%F	0.01%	1.09%
JNL/Goldman Sachs Core Plus Bond	0.58%	0.20%	0.10%F	0.02%	0.90%
JNL/Goldman Sachs U.S. Equity Flex	0.80%	0.20%	0.96%G	0.00%	1.96%
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15%G	0.00%	1.05%
JNL/Invesco International Growth	0.63%	0.20%	0.16%G	0.02%	1.01%
JNL/Invesco Large Cap Growth	0.66%	0.20%	0.10%F	0.00%	0.96%
JNL/Invesco Mid Cap Value	0.70%	0.20%	0.11%F	0.01%	1.02%
JNL/Ivy Asset Strategy	0.85%	0.20%	0.15%G	0.00%	1.20%
JNL/JPMorgan International Value	0.66%	0.20%	0.15%G	0.00%	1.01%
JNL/JPMorgan MidCap Growth	0.65%	0.20%	0.11%F	0.01%	0.97%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.11%F	0.01%	0.70%
JNL/Lazard Emerging Markets	0.87%	0.20%	0.16%G	0.00%	1.23%
JNL/Mellon Capital Emerging Markets Index	0.39%	0.20%	0.20%G	0.01%	0.80%
JNL/Mellon Capital European 30	0.35%	0.20%	0.20%H	0.00%	0.75%
JNL/Mellon Capital Pacific Rim 30	0.32%	0.20%	0.21%H	0.01%	0.74%
JNL/Mellon Capital S&P 400 MidCap Index	0.25%	0.20%	0.13%F	0.00%	0.58%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.11%F	0.00%	0.56%
JNL/Mellon Capital International Index	0.26%	0.20%	0.17%G	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.26%	0.20%	0.10%F	0.01%	0.57%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05%E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05%E	0.61%	0.66%
JNL/Morgan Stanley Mid Cap Growth	0.75%	0.20%	0.15%G	0.01%	1.11%
JNL/Neuberger Berman Strategic Income	0.60%	0.20%	0.15%G	0.05%	1.00%
JNL/Oppenheimer Global Growth	0.64%	0.20%	0.15%G	0.00%	0.99%
JNL/PIMCO Real Return	0.49%	0.20%	0.17%F	0.00%	0.86%
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.10%F	0.00%	0.80%
JNL/PPM America Floating Rate Income	0.62%	0.20%	0.16%G	0.01%	0.99%
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11%F	0.02%	0.76%
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Small Cap Value	0.75%	0.20%	0.11%F	0.00%	1.06%
JNL/PPM America Value Equity	0.55%	0.20%	0.11%F	0.00%	0.86%
JNL/Red Rocks Listed Private Equity	0.81%	0.20%	0.16%G	1.27%	2.44%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.10%F	0.00%	0.86%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.11%F	0.00%	1.01%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.10%F	0.00%	0.70%
JNL/WMC Balanced	0.43%	0.20%	0.11%F	0.01%	0.75%
JNL/WMC Value	0.48%	0.20%	0.10%F	0.00%	0.78%
JNL/S&P Managed Conservative	0.09%	0.00%	0.06%E	0.84%	0.99%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05%E	0.87%	1.01%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06%E	0.92%	1.06%
JNL/S&P Managed Growth	0.09%	0.00%	0.05%E	0.94%	1.08%
JNL/S&P Managed Aggressive Growth	0.10%	0.00%	0.05%E	0.96%	1.11%
JNL Disciplined Moderate	0.11%	0.00%	0.05%E	0.74%	0.90%
JNL Disciplined Moderate Growth	0.10%	0.00%	0.06%E	0.70%	0.86%
JNL Disciplined Growth	0.13%	0.00%	0.05%E	0.69%	0.87%
JNL/S&P Competitive Advantage	0.37%	0.20%	0.10%F	0.00%	0.67%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.11%F	0.00%	0.67%
JNL/S&P Intrinsic Value	0.37%	0.20%	0.11%F	0.00%	0.68%
JNL/S&P Total Yield	0.38%	0.20%	0.10%F	0.00%	0.68%
JNL/S&P Mid 3	0.50%	0.20%	0.11%F	0.00%	0.81%
JNL/S&P 4	0.00%	0.00%	0.05%E	0.68%	0.73%
JNL/Mellon Capital Nasdaq® 25	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital Value Line® 30	0.29%	0.20%	0.23%G	0.00%	0.72%
JNL/Mellon Capital S&P® 24	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital 25	0.28%	0.20%	0.16%G	0.00%	0.64%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17%G	0.00%	0.64%
JNL/Mellon Capital JNL Optimized 5	0.29%	0.20%	0.19%G	0.00%	0.68%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital NYSE® International 25	0.33%	0.20%	0.25%H	0.00%	0.78%
JNL/Mellon Capital Communications Sector	0.32%	0.20%	0.18%G	0.00%	0.70%
JNL/Mellon Capital Consumer Brands Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.18%G	0.00%	0.67%
JNL/Mellon Capital Healthcare Sector	0.29%	0.20%	0.17%G	0.00%	0.66%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.18%G	0.00%	0.66%
JNL/Mellon Capital Technology Sector	0.29%	0.20%	0.18%G	0.00%	0.67%

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.40%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.42%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.49%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.73%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.05%; Total Annual Portfolio Operating Expenses: 0.78%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to JNAM.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

H	“Other Expenses” include an Administrative Fee of 0.20% which is payable to JNAM.

I
JNAM has contractually agreed to waive 0.10% of the management fees of the Fund for net assets exceeding $750 million.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Adviser notifies the Board of Trustees of a change in or elimination of the waiver within 30 days prior to the end of the then current term.  This fee waiver is subject to yearly review and approval by the Board of Trustees.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts.  These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated.  Neither transfer fees nor premium tax charges are reflected in the example.  The example also assumes that your investment has a 5% return on assets each year whether you surrender or maintain the Contract since there is no withdrawal charge.

The following example includes maximum Fund fees and expenses and the cost if you select the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$62 6	$1,8 53	$3,04 9	$5, 905

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$62 6	$1,8 53	$3,04 9	$5, 905

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$62 6	$1,8 53	$3,04 9	$5, 905

The example does not represent past or future expenses.  Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information.  Information about the values of Accumulation Units can be found in Appendix E .  The value of an Accumulation Unit is determined on the basis of the per share value of an underlying F und less applicable Separate Account charges , including any  optional endorsement  charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of Accumulation Units.  Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above .

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information.  The financial statements of the Separate Account include information about all the contracts offered through the Separate Account.  The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts.  Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account.  For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center.  Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson is a Contract between you, the owner, and Jackson, an insurance company.  The Contract provides a means for allocating on a tax-deferred basis in the guaranteed fixed account, as may be made available by us, or as may be otherwise limited by us, the GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us, and the Investment Divisions.  The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity contracts, has two phases:  (1) the accumulation phase, and (2) the income phase.  Withdrawals under a non-qualified contract will be taxable on an “income first” basis.  This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the Contract will be taxable in full.  Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.  Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers guaranteed fixed account options, as may be made available by us, or as may be otherwise limited by us.  The guaranteed fixed account options each offer a minimum interest rate that is guaranteed by Jackson for the duration of the guaranteed fixed account period.  While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson.  The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year.  If you choose to have your annuity payments come from the guaranteed fixed account, your payments will remain level throughout the entire income phase.

In addition to the guaranteed fixed account, there is a GMWB Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  For more information regarding the GMWB Fixed Account, please see below.

The Contract also offers Investment Divisions.  The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account.  However, this is not guaranteed.  It is possible for you to lose your money.  If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

As the owner, you can exercise all the rights under the Contract.  You and your spouse can be joint owners.  You can assign the Contract at any time during your lifetime but Jackson will not be bound until it receives written notice of the assignment (there is an assignment form).  An assignment may be a taxable event.  Your ability to change ownership is limited on Contracts with one of the For Life GMWBs.  Please contact our Annuity Service Center for help and more information.

The Contracts described in this prospectus are flexible premium deferred annuity contracts.  Contracts issued in your state may provide different features and benefits than those described in this prospectus.  This prospectus provides a description of the material rights and obligations under the Contract.  Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON

Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961.  Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951.  Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York.  Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).  Prudential plc is also the ultimate parent of PPM America, Inc. and Eastspring Investments (Singapore) Limited, each a sub-adviser. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator.  JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  JNAM is located at 225 West Wacker Drive, Chicago, IL  60606.

Jackson has responsibility for administration of the Contracts and the Separate Account.  We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Contract Owner, and records with respect to the value of each Contract.

Jackson is working to provide documentation electronically.  When this program is available, Jackson will, as permitted, forward documentation electronically.  Please contact Jackson's Annuity Service Center for more information.

THE GUARANTEED FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to a guaranteed fixed account option and/or the GMWB Fixed Account will be placed with other assets in Jackson's General Account.  Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors.  Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum withdrawal benefits.  The guaranteed fixed account and the GMWB Fixed Account are not registered with the SEC and the SEC does not review the information we provide to you about them.  Disclosures regarding the guaranteed fixed account options and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.  Your Contract contains a more complete description of the available guaranteed fixed account options and the GMWB Fixed Account, as supplemented by our administrative requirements relating to transfers.  Both the availability of, and transfers into and out of, the guaranteed fixed account and the GMWB Fixed Account, may be subject to contractual and administrative requirements.  Accordingly, before purchasing a Contract, you should consult your Jackson representative with respect to their current availability limitations.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account.  The GMWB Fixed Account is available only in conjunction with the purchase of the Lifeguard Select GMWB or the LifeGuard Select with Joint Option GMWB.  If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may notchoose to transfer amounts to and from the GMWB Fixed Account.  These automatic transfers will not count against the 15 free transfers in a Contract Year.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 135 .  For More detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 148 .

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson on October 23, 1997, pursuant to the provisions of Michigan law.  The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC.  The assets of the separate account legally belong to Jackson and the obligations under the Contracts are obligations of Jackson.  However, the Contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson may conduct.  All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson may issue.

The separate account is divided into Investment Divisions.  Jackson does not guarantee the investment performance of the separate account or the Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 18 Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account at any one time.  Each Investment Division purchases the shares of one underlying fund (mutual fund portfolio) that has its own investment objective.  The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account options and the GMWB Fixed Account.  However, this is not guaranteed.  It is possible for you to lose your Contract Value allocated to any of the Investment Divisions.  If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select.  The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds.  Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds.  You should read the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Institutional Alt 65
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

Important information regarding the Investment Divisions investing in the JNL Institutional Alt 65 Fund;JNL/Goldman Sachs Emerging Markets Debt Fund;JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund; and JNL/Red Rocks Listed Private Equity Fund(collectively, the “Divisions”):  Effective August 29, 2011, the Divisions stopped accepting any additional allocations or transfers. If as of August 29, 2011 you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to invest in the Divisions based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue an allocation to the Division. The Divisions are not available for any new or revised allocation instructions under any automatic program.  If you make a subsequent Premium payment and still have future allocation instructions on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract Value in the JNL/WMC Money Market Investment Division to any other available Investment Division.  If you have a Select Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your future allocation instructions, described in the preceding paragraph.  Therefore, when you change your allocation instructions for subsequent Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new future allocation instructions, the automatic transfers will continue to be based on your existing instructions.  Amounts invested in any of the Divisions as of August 29, 2011 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other securities that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends.  The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM ( “Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)

Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® ( “Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations.  Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all f unds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL Institutional Alt 65 Fund (Please Note:  The Investment Division investing in the JNL Institutional Alt 65 Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC

Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed income securities.  The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust.  Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, and the Curian Variable Series Trust are available as Underlying Funds.   The Fund allocates approximately 35% of its assets to traditional investment categories and approximately 65% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC

Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC

Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”).  The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”).  Not all Funds of AFIS are available as Underlying Funds.  Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed income securities.

JNL/BlackRock Commodity Securities Strategy Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital growth by investing in equity securities and commodity-linked derivative instruments that provide exposure to the natural resources sector, as well as fixed income securities.

Under normal market conditions, the Fund will utilize two strategies and will invest approximately 50% - 75% of its assets in the “Natural Resources Strategy,” and 25% - 50% of its assets in the “Commodity Strategy.”  The “Natural Resources Strategy” will focus on companies active in the extraction, production, and processing of commodities and raw materials. The “Commodity Strategy” will focus on investments in commodity securities.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world.  Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies.  The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/Brookfield Global Infrastructure and MLP Fund (formerly, JNL/Brookfield Global Infrastructure Fund )
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)

Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies.  Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange.  MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural gas.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed income securities of U.S. and non-U.S. issuers.  The Fund's neutral position is a blend of 65% equities and 35% fixed income, but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed income securities.  The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Capital Guardian Global Diversified Research Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)

Seeks long-term growth of capital and income by investing at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.  The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.  The Fund may also invest in equity securities of developing country (emerging market) issuers.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. u niverse.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.   T he range by which the Fund’s percentage allocation to all securities as compared to the U.S. u niverse may be modified after considering other factors the Sub-Adviser determines to be appropriate.

JNL/Eagle SmallCap Equity Fund
Jackson National Asset Management, LLC (and Eagle Asset Management, Inc.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000® Index.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

JNL/Eastspring Investments Asia ex-Japan Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing under normal circumstances at least 80% of its assets in equity and equity-related securities of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region.  Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Eastspring Investments China-India Fund
Jackson National Asset Management, LLC (and Eastspring Investments (Singapore) Limited)

Seeks long-term total return by investing normally, 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India. Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds : JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Growth Fund; and , JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”) . The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)

Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains .U nder normal market conditions the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide.  The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. T he Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)

Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.  The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)

Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments  of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index.   The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)

Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income .The Fund , under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).  Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Franklin Templeton Small Cap Value Fund
Jackson National Asset Management, LLC (and Franklin Advisory Services, LLC)

Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in investments of small-capitalization companies with market capitalizations (the total market value of a company’s outstanding stock) under $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.  The Fund may invest up to 25% of its total assets in foreign securities.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of current income, with capital appreciation as a secondary objective . The Fund invests , under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed income securities and related investments.  The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note:  The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)

Seeks a high level of total return consisting of income and capital appreciation .The Fund invest s , under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and/or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.   Emerging market countries include but are not limited to those considered to be developing by the World Bank.  Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index.  The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.  The Fund may also invest in derivatives.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)

Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)

Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies , including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities.  The companies will be located in at least three different countries, including the U . S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers.  The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S.  The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Large Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks long-term growth of capital by investing, normally, at least 80% of its assets in securities of large-capitalization companies.  The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL /Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)

Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies.  The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/Ivy Asset Strategy Fund
Jackson National Asset Management, LLC (and Ivy Investment Management Company)

Seeks to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets located around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies.  The Fund may invest up to 100% of its total assets in foreign securities.

JNL/JPMorgan International Value Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets by investing .The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies .T he Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.  The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.”

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.  Market capitalization is the total market value of a company’s shares.  The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)

Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U . S . Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments.  The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund (Please Note:  The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)

Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.  The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;
➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	10% in the JNL/Mellon Capital Small Cap Index Fund;
➢	10% in the JNL/Mellon Capital International Index Fund; and
➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;
➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;
➢	20% in the JNL/Mellon Capital Small Cap Index Fund;
➢	20% in the JNL/Mellon Capital International Index Fund; and
➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries .The Fund invest s , under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P 500® Index.  The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the S&P MidCap 400 Index.  The Fund invests in equity securities of medium capitalization-weighted domestic corporations .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Russell 2000® Index.  The Fund invests in equity securities of small- to mid-size domestic companies .U nder normal circumstances the Fund invests at least 80% of its assets in a portfolio of securities, which seeks to match performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities in order to provide long-term growth of capital.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index.   The Fund invests in international equity securities attempting to match the characteristics of each country within the index .U nder normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed income investments.

JNL/Mellon Capital Global Alpha Fund (Please Note:  The Investment Division investing in the JNL/Mellon Capital Management Global Alpha Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities.  The Fund ordinarily invests in at least three countries, focusing on the major developed capital markets of the world, such as the United States, Canada, Japan, Australia, and Western Europe.

JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks to match the performance of the Dow Jones U.S. Contrarian Opportunities Index.  The Fund is constructed to mirror the Dow Jones U.S. Contrarian Opportunities Index to systematically measure the performance of stocks that lag behind the broader market in terms of recent performance, but that outrank their peers based on fundamentals-based and other qualitative criteria.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)

Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid cap companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)

Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)

Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries.  The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets.  However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan.  The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks maximum real return, consistent with preservation of real capital and prudent investment management .The Fund invest s, under normal circumstances , at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)

Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management .The Fund invest s, under normal circumstances , at least 80% of its assets in a diversified portfolio of fixed   income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds.  Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in such derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments may be used for the purpose of satisfying the 80% minimum investment requirement.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.  Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed income investments may be used for the purpose of satisfying the 80% minimum investment requirement.   The Fund may also invest in securities of foreign issuers.  To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell the securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)

Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies.  Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase.  The market capitalization range of the Index will vary with market conditions over time.  At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note:  The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)

Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital and increasing dividend income by investing generally in common stocks of large-capitalization companies . The S ub- A dviser seeks investments in companies with one or more of the following characteristics:  strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth .  While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.  The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds.  The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the S ub- A dviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)

Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued.  Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies.  The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.  Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed income securities.  The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company, LLP)

Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies.  Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion).  The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC (“SPIAS”), profitable and predominantly higher-quality.  In selecting companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest indicated annual dividend yields (“Dividend Yield”) within their sector.  The three companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC, companies with positive free cash flows and low external financing needs.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders).  Standard & Poor's Investment Advisory Services LLC seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies.  The Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;
➢	MID Intrinsic Value Strategy; and
➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC

Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢ 25% in JNL/S&P Competitive Advantage Fund;
➢ 25% in JNL/S&P Dividend Income & Growth Fund;
➢ 25% in JNL/S&P Intrinsic Value Fund; and
➢ 25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 10% - 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% - 90% to Underlying Funds that invest primarily in fixed income securities and 0% - 30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 30% - 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% - 70% to Underlying Funds that invest primarily in fixed income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 50% - 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% - 50% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 30% to Underlying Funds that invest primarily in fixed income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)

Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates up to 80% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 20% to Underlying Funds that invest primarily in fixed income securities and 0% - 10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC

Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 40% - 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% - 60% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 60% - 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% - 40% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC

Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Curian Variable Series Trust .

Under normal circumstances, the Fund allocates approximately 70% - 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% - 30% to Underlying Funds that invest primarily in fixed income securities and 0% - 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC

JNL/Mellon Capital Nasdaq® 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return by investing in the common stocks of the 25 companies that are expected to have a potential for capital appreciation.  The Nasdaq 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the Nasdaq-100 Index®.

JNL/Mellon Capital Value Line® 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of 30 companies that Value Line® gives a #1 ranking for TimelinessTM.  The 30 companies are selected each year by the S ub- A dviser based on certain positive financial attributes.  The #1 TimelinessTM top ranking given to only 100 stocks reflects Value Line’s view of their probable price performance during the next six months relative to the other stocks ranked by Value Line®.

JNL/Mellon Capital S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation by investing approximately equal amounts in the common stocks of 24 companies that have the potential for capital appreciation, on a specific date each year.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stock of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index.  The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment.  The Sub-Adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital NYSE® International 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in foreign companies that trade on the New York Stock Exchange (“NYSE”).  The 25 companies are selected on a specific date each year by ranking the stocks on the NYSE International IndexSM based on two factors: price to book and price to cash flow. The sub-adviser then selects an equally-weighted portfolio of the 25 companies with the highest overall ranking on the two factors.

JNL/Mellon Capital 25 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through a combination of capital appreciation and dividend income by investing the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on a specific date each year.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing in the common stocks of companies that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;
➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
➢	20% in the Global 15 Strategy, a dividend yielding strategy;
➢	20% in the 25 Strategy, a dividend yielding strategy; and
➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital JNL Optimized 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks capital appreciation by investing in the common stocks of companies that are identified by a model based on five separate specialized strategies:

➢	25% in the Nasdaq® 25 Strategy;
➢	25% in the Value Line® 30 Strategy;
➢	24% in the European 30 Strategy;
➢	14% in the Global 15 Strategy; and
➢	12% in the 25 Strategy.

JNL/Mellon Capital Communications Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Telecommunications Index in proportion to their market capitalization weighting in the Dow Jones U.S. Telecommunications Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Consumer Services Index in proportion to their market capitalization weighting in the Dow Jones U.S. Consumer Services Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Financial Index in proportion to their market capitalization weighting in the Dow Jones U.S. Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Health Care Index in proportion to their market capitalization weighting in the Dow Jones U.S. Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Oil & Gas Index in proportion to their market capitalization weighting in the Dow Jones U.S. Oil & Gas Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)

Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the Dow Jones U.S. Technology Index in proportion to their market capitalization weighting in the Dow Jones U.S. Technology Index.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage.  Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the result of such mutual funds.  We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers.  The Funds described are available only through variable annuity Contracts issued by Jackson.  They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations.  IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base.  A Fund may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the Investment Divisions that invest in the Fund.  You should read the prospectuses for the JNL Series Trust and the JNL Variable Fund LLC carefully before investing.  Additional Funds and Investment Divisions may be available in the future.  The prospectuses for the JNL Series Trust and the JNL Variable Fund LLC are attached to this prospectus.  However, these prospectuses may also be obtained at no charge by calling 1-800-644-4565 (Annuity and Life Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

Voting Rights. To the extent required by law, Jackson will obtain from you and other owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders.  When Jackson receives instructions, we will vote all the shares Jackson owns in proportion to those instructions.  An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. Jackson may be required or determine in its sole discretion to substitute a different mutual Fund for the one in which the Investment Division is currently invested.  This will be done with any required approval of the SEC.  Jackson will give you notice of such transactions.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract.  Charges are deducted proportionally from your Contract Value.  Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract.  These charges may be a lesser amount where required by state law or as described below, but will not be increased.  We expect to profit from certain charges assessed under the Contract.  These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, Jackson makes a deduction for the Mortality and Expense Risk Charge.  On an annual basis, this charge equals 1.35% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract.  The mortality risks that Jackson assumes arise from our obligations under the Contracts:

•	to make income payments for the life of the annuitant during the income phase; and

•	to provide a standard death benefit prior to the Income Date.

The expense risk that Jackson assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, we make a deduction for administration charges.  On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions.  This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account.  This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Annual Contract Maintenance Charge. During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge on each anniversary of the date on which your Contract was issued.  If you make a complete withdrawal from your Contract, the annual contract maintenance charge will also be deducted.  This charge is for administrative expenses.  The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions, the guaranteed fixed account options and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.

Jackson will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more.  Jackson may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a Contract Year.  Jackson may waive the transfer fee in connection with Earnings Sweep or pre-authorized automatic transfer programs and any transfers we require, or may charge a lesser fee where required by state law.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. If you select the 7% GMWB, in most states you will pay 0.  10% of the GWB each calendar quarter (0.40% annually).  In Washington State, the charge is monthly, currently 0.035% of the GWB (0.42% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 55 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up – subject to a maximum charge of 0.75% annually in all states offering this benefit.  The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 55 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually).  In Washington State, you pay the charge, currently 0.0375% of the GWB (0.45% annually), each Contract Month.  In Washington State, we will waive the charge at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 58 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually in states where the charge is quarterly, 0.81% annually in states where the charge is monthly.

The actual deduction of the charge will be reflected in your quarterly statement.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 58 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each quarter (0.65% annually).  In Washington State, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.  The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 64 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 64 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each quarter (0.85% annually).  In Washington State, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter.  For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 68 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement.  The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 68 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually).  In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions.  The actual deduction of the charge will be reflected in your quarterly statement.  For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 72 .

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date.  If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually).  If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually).  After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually).  We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly.  We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero.  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 72 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract.  The charge varies by age group (see table below).  For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 75 .  With joint Owners, the charge is based on the older Owner's age.  For the Owner that is a legal entity, the charge is based on the Annuitant's age.  (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.15% ÷ 4	1.17% ÷ 12	0.70% ÷ 4	0.72% ÷ 12
55 – 59	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
60 – 64	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
65 – 69	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
70 – 74	0.90% ÷ 4	0.90% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
75 – 80	0.65% ÷ 4	0.66% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 79 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 75 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 81 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 85	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 87 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 81 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 88 .

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 85	1.70% ÷ 4	1.71% ÷ 12	1.15% ÷ 4	1.17% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter.  For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection.  Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 94 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 88 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 95 .

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 103 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 95 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge.  The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 106 .

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 114 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 106 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 116 .

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 123 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 116 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 125 .

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value.  Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account.  In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 132 .  Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 125 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 135 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
For endorsements purchased before September 28, 2009	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 142 .

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 145 .  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 135 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below).  For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 148 .

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85% ÷ 4	1.86% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
For endorsements purchased before September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter.  For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.  We deduct the charge from your Contract Value.  The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision.  For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 155 .

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account.  In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only.  With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.  While the charge is deducted from Contract Value, it is based on the applicable percentage of the GWB.  Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge.  We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.  If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary.  You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement.  You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero.  Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate.  For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 158 .  Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information.  Our contact information is on the first page of the prospectus.  In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation.  For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 148 .  Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Other Expenses. Jackson pays the operating expenses of the separate account, including those not covered by the mortality and expense and administrative charge.  There are deductions from and expenses paid out of the assets of the Funds.  These expenses are described in the attached prospectuses for the JNL Series Trust and the JNL Variable Fund LLC.  For more information, please see the Fund Operating Expenses table beginning on page  9.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them.  Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes. Jackson reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Separate Account, or to a particular Investment Division.  No federal income taxes are applicable under present law, and we are not making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“JNLD” or “Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts.  JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.  JNLD is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).  JNLD is not a member of the Securities Investor Protection Corporation (“SIPC”).  For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or internet (www.finra.org).

Commissions are paid to broker-dealers who sell the Contracts.  While commissions may vary, they are not expected to exceed 8% of any premium payment.  Where lower commissions are paid up front, we may also pay trail commissions.  We may also pay commissions on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years.

Under certain circumstances, JNLD out of its resources and/or Jackson may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions.  These payments and/or reimbursements to broker-dealers are in recognition of their marketing and distribution and/or administrative services support.  They may not be offered to all broker-dealers, and the terms of any particular agreement may vary widely among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided assets under management, and the volume and size of the sales of our insurance products.  They may provide us greater access to the registered representatives of the broker-dealers receiving such compensation or may otherwise influence the broker-dealer and/or registered representative to present the Contracts more favorably than other investment alternatives.  Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct.  While such compensation may be significant, it will not cause any additional direct charge by us to you.

The two primary forms of such compensation paid by JNLD and/or Jackson are overrides and marketing support payments.  Overrides are payments that are designed as consideration for product placement, assets under management and sales volume.  Overrides are generally based on a fixed percentage of product sales and generally range from 10 to 50 basis points (0.10% to 0.50%).  Marketing support payments may be in the form of cash and/or non-cash compensation and allow us to, among other things, participate in sales conferences (for example, national, regional and top producer meetings), sponsorships and educational seminars.  Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses), client events, speaker fees and business development and educational enhancement items, including payments to third party vendors for such items.  Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience.  Subject to FINRA rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items and occasional meals and entertainment.  Individual registered representatives may receive differing levels of sales and service support.   Some support services may benefit the prospective or current contract owner.

Below is an alphabetical listing of the 20 broker-dealers that received the largest amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products:

Cetera Advisor Networks LLC
Cetera Investment Services LLC
Commonwealth Financial Network
CUSO Financial Services
ING Financial Partners Inc
INVEST Financial Corporation
LPL Financial Corporation
Merrill Lynch
Metlife Securities
MML Investors Services Inc
Morgan Stanley Smith Barney
National Planning Corporation
Raymond James
Securities America
Signator Investors, Inc
SII Investments
Transamerica Financial Advisors, Inc
UBS Financial Services Inc
Wells Fargo Advisors
Woodmen Financial Services, Inc.

Please see Appendix B for a complete list of broker-dealers that received amounts of marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products.  While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission.  You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus.  Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.  We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.  Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:

•	National Planning Corporation,
•	SII Investments, Inc.,
•	IFC Holdings, Inc. d/b/a Invest Financial Corporation,
•	Investment Centers of America, Inc., and
•	Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation.  Our affiliated broker-dealers may also sell the retail mutual funds of certain sub-advisers.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson of NY.  Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation.  Unaffiliated broker-dealers are also compensated at the standard rates of compensation.  The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products.  The amount and/or structure of the compensation can possibly create a potential conflict of interest as it may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer.  You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$25,000 under most circumstances

•	The maximum we accept without our prior approval is $1 million.

Minimum Additional Premiums:

•	$5,000 for a non-qualified plan Contract

•	$2,000 for a qualified plan Contract

•	$50 under the automatic payment plan

You can pay additional premiums at any time during the accumulation phase.

There is a $100 minimum balance requirement for each guaranteed fixed account and Investment Division.  We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account and GMWB Fixed Account.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

Allocations of Premium. When you purchase a Contract, Jackson will allocate your premium to one or more of the Allocation Options you have selected.  Your allocations must be in whole percentages ranging from 0% to 100%.  The minimum amount you may allocate to a guaranteed fixed account or Investment Division is $100.  Jackson will allocate additional premiums in the same way unless you tell us otherwise.

You may not allocate your Contract Values among more than 18 Investment Divisions, guaranteed fixed account options and the GMWB Fixed Account at any one time.  Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.  For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 135 .  For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 148 .

Jackson will issue your Contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a Contract.  If we do not receive all of the required information, we will contact you to get the necessary information.  If for some reason Jackson is unable to complete this process within 5 business days, we will return your money.

The Jackson business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program. Jackson offers a Capital Protection program that a Contract Owner may request at issue.  Under this program, Jackson will allocate enough of your premium to the guaranteed fixed account you select so that such part, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1 or 3 years, the total premium paid.  The rest of the premium will be allocated to the Investment Divisions based on your allocation.  If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.  This program is available only if the guaranteed fixed account options are available.  You should consult your Jackson representative with respect to the current availability of guaranteed fixed account options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year.  We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken.  The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Thus, as this example demonstrates, the shorter guarantee periods require allocation of substantially all of your premium to achieve the intended result.  In each case, the results will depend on the interest rate declared for the guarantee period.

The Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Accumulation Units. The Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the divisions.  In order to keep track of the value of your Contract, Jackson uses a unit of measure called an “Accumulation Unit.”  During the income phase it is called an “Annuity Unit.”

Every business day Jackson determines the value of an Accumulation Unit for each of the Investment Divisions.  This is done by:

1.	determining the total amount of assets held in the particular Investment Division;

2.	subtracting any asset-based insurance charges and any other charges, such as taxes;

3.	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day.  The base Contract has a different Accumulation Unit Value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit Value.

When you make a premium payment, Jackson credits your Contract with Accumulation Units.  The number of Accumulation Units credited is determined at the close of Jackson's business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between the guaranteed fixed account and an Investment Division must occur prior to the Income Date.  Transfers from the guaranteed fixed account will be subject to any applicable excess interest adjustment.  There may be periods when we do not offer the guaranteed fixed account, or when we impose special transfer requirements on the guaranteed fixed account.  If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the guaranteed fixed account option.  You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone.  Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs.  Frequent transfers may also dilute the value of shares of an underlying Fund.  Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing.  Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract.  To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days.  Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days.  In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size.  We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary.  If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer.  We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption.  We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the guaranteed fixed account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program.  We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship.  These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application.  Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures.  We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract.  We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time.  If these policies and procedures are ineffective, the adverse consequences described above could occur.  We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above.  Our Customer Service representatives are available during business hours to provide you with information about your account.  We require that you provide proper identification before performing transactions over the telephone or through our Internet website.  For Internet transactions, this will include a Personal Identification Number (PIN).  You may establish or change Your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege.  Any authorization given via an application, the Jackson website, or through other means to Jackson shall be deemed authorization by you for Jackson to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless we are notified by you to the contrary.  To notify Jackson, please call us at the Service Center.  Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson at the time and date stated on the electronic acknowledgement Jackson returns to you.  If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day.  Otherwise the instructions will be carried out the next business day.  Jackson will retain permanent records of all web-based transactions by confirmation number.  If you do not receive an electronic acknowledgement, you should telephone the Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Services Center before the New York Stock Exchange closes.  Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Jackson has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine.  Our procedures include requesting identifying information and tape recording telephone communications, and other specific details.  Jackson and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by you.  However, if Jackson fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times.  Jackson also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege at any time.  Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the owner's death, any telephone transfer authorization, other than by the surviving joint owners, designated by the owner ceases and Jackson will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the systematic withdrawal program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge and charges under any optional endorsement, adjusted for any applicable excess interest adjustment.  We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing.  Jackson will accept withdrawal requests submitted via facsimile.  There are risks associated with not requiring original signatures in order to disburse Contract holder monies.  To minimize the risks, the proceeds will be sent to your last recorded address in our records, to be sure to notify us, in writing with an original signature, of any address change.  We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.
Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or Investment Division from which you are making the withdrawal.  After your withdrawal, at least $100 must remain in each guaranteed fixed account or Investment Division from which the withdrawal was taken.  A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal.  There are conditions and limitations, so please contact our Annuity Service Center for more information.  Our contact information is on the cover page of this prospectus.  We neither endorse any investment advisers, nor make any representations as to their qualifications.  The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.  There are limitations on withdrawals from qualified plans.  For more information, please see “Taxes” beginning on page 165 .

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries.  The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments.  A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs.  Moreover, the GMWB does not assure that you will receive any return on your investments.  The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation.  Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns.  The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up.  However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value.  Our obligations to pay you more than your Contract Value will only arise under limited circumstances.  Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Annual Step-Up is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

●
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective.  (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsections beginning on pages 88 , 106 , 125 and 148 .)

●
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin.  The Income Date is either a date that you choose or the Latest Income Date.  The Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you.  Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you.  Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date.  Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize.  To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation.  After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date.  Please also see “Extension of Latest Income Date” beginning on page 166 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements.  With regard to other qualified plans, you must determine what your qualified plan permits.  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate.  Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 7% GMWB cannot be canceled.  If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB.  The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary.  If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 7% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%.  However, withdrawals are not cumulative.  If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year.  If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal;
●	the GWB after the partial withdrawal; or
●	7% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 7% GMWB, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up.  In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.

The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Your spouse may elect to “step-up” on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination.  The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB.  The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, Contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

●	The Owner's (or any joint Owner's) death;
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA	The GWB is recalculated, equaling the lesser of:
or RMD, as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract.  Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, no death benefit is payable.

Spousal Continuation.  If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date.  This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  Your spouse may elect to Step-Up on the continuation date.  If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date.  Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The first date both the GWB and the Contract Value equals zero; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB.  The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB With Annual Step-Up cannot be canceled.  If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up.  The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value.  The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 6% GMWB With Annual Step-Up cannot be canceled.  If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below).  Upon selection, the GAWA is equal to 6% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%.  However, withdrawals are not cumulative.  If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year.  If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5, and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

●
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or
●	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	the total amount of the current partial withdrawal, or
●	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your contract before March 31, 2008, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal, or
●	the GWB after the partial withdrawal, or
●	6% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up.  Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups.  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.  In addition, the GWB can never be more than $5 million with a Step-Up.  The request will be processed and effective on the day we receive the request in Good Order.  Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation.  If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up.  The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE:  EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract).  We may further limit the availability of this optional endorsement.  Once selected, the 5% GMWB without Step-Up cannot be canceled.  If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB.  The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order.  If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C).  The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below).  Upon selection, the GAWA is equal to 5% of the GWB.  The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%.  However, withdrawals are not cumulative.  If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year.  If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced.  The GAWA can be divided up and taken on a payment schedule that you request.  You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA.  Each time you make a premium payment, the GWB is increased by the amount of the net premium payment.  Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached.  We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future.  In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too.  Recalculation of the GWB and GAWA may result in reducing or extending the payout period.  Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

●	the GWB prior to the partial withdrawal less the partial withdrawal; or
●	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

●	the Contract Value after the partial withdrawal; or
●	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

●	the GAWA prior to the partial withdrawal; or
●	the GWB after the partial withdrawal; or
●	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C).  For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements.  They are subject to the same restrictions and processing rules as described in the Contract.  Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations.  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis.  But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMD requirements for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation.  If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero.  Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner.  If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation.  Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date.  Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination.  The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract.  In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up.  The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero.  If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase.  The total annual payment will equal the GAWA, but will not exceed the current GWB.  The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value.  Upon your death as the Owner, your Beneficiary will receive the scheduled payments.  No other death benefit will be paid.

Annuitization.  If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option.  This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select.  If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday).  If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
        Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

●
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  Otherwise, ownership changes are not allowed.  Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA equals 5% of the GWB.

PLEASE NOTE:  At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  (See Example 1 in Appendix C.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals.  Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable–	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD,	The GWB is recalculated, equaling the lesser of:
as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract Value is zero.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.
The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  (See Example 1 in Appendix C.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA	The GWB is recalculated, equaling the lesser of:
or RMD, as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). Thedescription of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE:  EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

        Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  (See Example 1 in Appendix C.)  The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The two tables below clarify what happens in either instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA	The GWB is recalculated, equaling the lesser of:
or RMD, as applicable –	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements.  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”).  Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.  Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date.  Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups.  The GWB can never be more than $5 million with a Step-Up.  However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase.  A request for Step-Up is processed and effective on the date received in Good Order.  Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 88 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase.  Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually.  If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments.  All other rights under your Contract cease, except for the right to change Beneficiaries.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no other death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

	○	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

• The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	The quarterly adjusted Contract Value is equal to the greater of:
RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  The tables below clarify what happens in either instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable–	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

    · The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

    · The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or
●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.
●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).

If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, asapplicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 106 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”).  The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2.  If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or
●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.
The GWB is the guaranteed amount available for future periodic withdrawals.
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract	The GWB equals Contract Value.
Anniversary –
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA.  The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if  the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	The GWB is recalculated, equaling the greater of:
RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GWB adjustment provision is void.
	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

●	Continue the Contract without this GMWB (GMWB is terminated).
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE:  EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.
Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2.  If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.  The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
      Or

●	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range).  This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect.  If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB.  This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA.  The tables below clarify what happens in each instance.  (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  There is no RMD for non-qualified Contracts.)  In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee.  See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is  not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  Any future GAWA percentage recalculation will be based on the correct age.  If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment.  If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment.  No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below).  Once the GWB is re-set, this GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal.  The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB).  The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age.  If an age band is crossed, the GAWA percentage will be increased.  For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%.  Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value.  The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB.  Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes.  In addition, unlike the GWB, the BDB is not subject to any maximum amount.  Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).

If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWApercentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB.  In the event of withdrawals, the BDB remains unchanged.  Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%.  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.   While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge.  All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up.  However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB.  For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up.  Also assume that the GAWA percentage is 5% and the GAWA is $250,000.  If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur.  The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million.  If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death.  The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase.  Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value.  Please see the information beginning on page 125 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under the Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the original Contract's Issue Date.
	○	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.  The GAWA percentage will not change on future Step-Ups.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

	○	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.
●
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life.  Thereafter, no GMWB charge will be assessed.  If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

●
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination.  This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.
●	Conversion of this GMWB (if conversion is permitted);
●
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

●	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals.  A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year.  The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8.  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period.  The Bonus Period begins on the effective date of this GMWB endorsement.  In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus.  For example, assume this GMWB was added to a Contract on December 1, 2008.  At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement).  If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021.  Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033.  (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.  This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners.  There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant.  Otherwise, ownership changes are not allowed.  When the Owner is a legal entity, changing Annuitants is not allowed.  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void.  However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal.  If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.  For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal.  For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year.  The tables below clarify what happens in each instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of	The GWB is recalculated, equaling the greater of:
the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

For GMWBs issued on or after September 28, 2009, the GAWA is unchanged.  At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

• For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or

●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment.  (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA	The quarterly adjusted Contract Value is equal to the greater of:
or RMD, as applicable –	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	The quarterly adjusted Contract Value is equal to the greater of:
RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater	The GMWB death benefit is equal to the greater of:
of the GAWA or RMD, asapplicable –	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	The GMWB death benefit is equal to the greater of:
RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit.  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets.  This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value.  Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable.  There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C.  Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

For GMWBs issued on or after September 28, 2009, the GAWA is unchanged.  At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  If you die, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation.  In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

	○	Upon the Owner's death, the For Life Guarantee is void.
	○	Only the GWB is payable while there is value to it (until depleted).
	○	The GMWB death benefit is void and will not be included in the continuation adjustment.
	○	The GWB adjustment provisions are void.
	○	The Bonus provision is void.
	○	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
	○	The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the duration since the effective date of the GMWB endorsement.
	○	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.
○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated).
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first).  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options.  This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE:  EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added.  Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries.  The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person.  Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code).  The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce.  In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living.  If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life.  Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

●	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;
The For Life Guarantee becomes effective when this GMWB is added to the Contract.
So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.
Or
●
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).
Because of the For Life Guarantee, your withdrawals could amount to more than the GWB.  But PLEASE NOTE:  The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary.  The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary.  This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB.  To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation.  Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary.  This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract).  Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code.  Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election.  The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.

The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date.  If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date.  The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE:  Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life.  However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life.  Please see the “Spousal Continuation” subsection below for more information.

Withdrawals.  The GAWA percentage and the GAWA are determined at the time of the first withdrawal.  The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal.  The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal.  (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)  The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated.  Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA).  If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB.  This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted.  For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal.  For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year.  The tables below clarify what happens in each instance.  RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only.  (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees.  Examples 4, 5 and 7 in Appendix C supplement this description.  Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the	The GWB is recalculated, equaling the greater of:
greater of the GAWA or RMD, as applicable –	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

For GMWBs issued on or after September 28, 2009, the GAWA is unchanged.  At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable.  You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year.  Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year.  The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C).  In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount.  The GAWA is also likely to be reduced.  Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA	The GWB is recalculated, equaling the greater of:
or RMD, as applicable –	●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal  to:

• The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

• For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

●	The total amount of the current partial withdrawal, Or
●	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments.  Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit).  All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees.  They are subject to the same restrictions and processing rules as described in the Contract.  They are also treated the same for federal income tax purposes.  For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 165 .

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age.  If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice.  The administrative form allows for one time or systematic withdrawals.  Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract.  You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements.  If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction.  For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center.  Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis.  But with this GMWB, the GAWA is based on Contract Years.  Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised.  With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above.  (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.)  Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described.  The GAWA for the 201 5 Contract Year (ending June 30) is $10.  The RMDs for calendar years 201 4 and 201 5 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 201 4 and $8 in each of the two halves of calendar year 201 5 , then at the time the withdrawal in the first half of calendar year 201 5 is taken, the Owner will have withdrawn $15.  Because the sum of the Owner's withdrawals for the 201 5 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 194 4 , of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 201 4 RMD) until March 30, 201 5 , he may still take the 201 5 RMD before the next Contract Year begins, June 30, 201 5 without exposing the GWB and GAWA to the possibility of adverse recalculation.  However, if he takes his second RMD (the 201 5 RMD) after June 30, 201 5 , he should wait until the next Contract Year begins (that is after June 30, 201 6 ) to take his third RMD (the 201 6 RMD).  Because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB.  Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment.  (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".)  If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

●	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

●	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 200% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment.  If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement.  The 400% GWB adjustment is determined as follows:

●	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

●
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

●
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000.  (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment.  No adjustments are made to the Bonus Base or the GMWB Death Benefit.  Once the GWB is re-set, this 400% GWB adjustment provision terminates.  In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value.  (Please see example 11 in Appendix C for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit.  Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate.  We also reserve the right to refuse subsequent premium payments.  The GWB can never be more than $5 million.  See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up.  On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined.  The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.  When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA	The quarterly adjusted Contract Value is equal to the greater of:
or RMD, as applicable –	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or	The quarterly adjusted Contract Value is equal to the greater of:
RMD, as applicable –	●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009).  You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups.  Such election must be received in Good Order prior to the Contract Anniversary.  Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus.  While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase.  (Please see the “Bonus” subsection below for more information.)  Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up.  Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit.  Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit.  On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB.  With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA	The GMWB death benefit is equal to the greater of:
or RMD, as applicable –	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA	The GMWB death benefit is equal to the greater of:
or RMD, as applicable –	●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment.  The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit.  The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D.  The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees.  By electing this GMWB, you are giving control to us of all or a portion of your Contract Value.  By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account.  Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value.  Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable.  There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns.  However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits).  In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000.  Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor.  Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary.  Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account.  If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000).  Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%).  Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer.  That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account.  After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C.  Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account.  It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options.  If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA.  If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us.  The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year.  No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers.  You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change.  However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas.  You may not allocate additional monies to the GMWB Fixed Account.  The Contract Value in the GMWB Fixed Account is credited with a specific interest rate.  The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year.  GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared.  The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%.  Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state.  Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions.  The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account.  There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account.  Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero.  With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase.  If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase.  The last payment will not exceed the remaining GWB at the time of payment.  If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

For GMWBs issued on or after September 28, 2009, the GAWA is unchanged.  At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually.  Upon death of the last surviving Covered Life, all rights under your Contract cease.  No subsequent premium payments will be accepted.  All optional endorsements terminate without value.  And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation.  In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

●
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase.  (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

○
If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

○
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee.  The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

○
For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

○
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above.  The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

○
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above.  The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

	○	Step-Ups will continue as permitted in accordance with the Step-Up rules above.
	○	Contract Anniversaries will continue to be based on the Contract's Issue Date.
○
The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the youngest Covered Life's attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

	○	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.
○
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

○
The Latest Income Date is based on the age of the surviving spouse.  Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

	○	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.
●	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.
	○	The GMWB death benefit will be included in the calculation of the Continuation Adjustment.
	○	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.
●
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 164 .

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

●	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;
●	The Income Date;
●	The date of complete withdrawal of Contract Value (full surrender of the Contract);
●	Conversion of this GMWB (if conversion is permitted);
●	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;
●	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or
●	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA.  On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life.  The total annual amount payable will equal the GAWA in effect at the time of election of this option.  This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects.  No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary.  Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option.  The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA.  On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract.  (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years.  The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA.  Upon each payment, the GWB will be reduced by the payment amount.  The total annual amount payable will equal the GAWA but will never exceed the current GWB.  This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects.  If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code.  For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 54 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral.  This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets.  Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus.  The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions).  The increase, however, may not equal the amount that your Contract Value has declined.  The bonus is a percentage of a sum called the Bonus Base (defined below).  The box below has more information about the bonus, including:

●	How the bonus is calculated;
●	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;
●	For how long the bonus is available; and
●	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal.  Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”).  The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday.  The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires.  Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life.  If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year.  Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase.  You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings.  Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis.  If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal.  Example 7 in Appendix C illustrates the consequences of a withdrawal preceding a Step-Up.  There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive.  In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.  You may also be subject to an excess interest adjustment.

If your Contract contains the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account.  A specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

We reserve the right to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson may be required to suspend or delay withdrawals or transfers from an Investment Division when:

a)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

b)	trading on the New York Stock Exchange is restricted;

c)	an emergency exists so that it is not reasonably practicable to dispose of securities in the separate account or determine the division value of its assets; or

d)	the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed account and GMWB Fixed Account for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your Contract.  The Income Date is the day on which those payments begin.  You can choose the Income Date and an income option.  The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the Income Date.  You must give us notice 7 days before the scheduled Income Date.  Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation.  However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday.  Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law).  Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire.  You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities.  Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose whether payments will come from the guaranteed fixed account, the Investment Divisions or both.  Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually.  However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson may provide your payment in a single lump sum, part of which may be taxable as Federal Income.  Likewise, if your first income payment would be less than $50 and state law permits, Jackson may set the frequency of payments so that the first payment would be at least $50.

Income Payments from Investment Divisions. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

1.	the value of your Contract in the Investment Division(s) on the Income Date;

2.	the 3% assumed investment rate used in the annuity table for the Contract; and

3.	the performance of the Investment Divisions you selected.

Jackson calculates the dollar amount of the first income payment that you receive from the Investment Divisions.  We then use that amount to determine the number of annuity units that you hold in each Investment Division.  The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions.  The annuity unit value of each Investment Division will vary based on the investment performance of the Fund.  If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal.  If the actual investment performance exceeds the assumed rate, your income payments will increase.  Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income Options. The annuitant is the person whose life we look to when we make income payments.  (Each description assumes that you are the owner and annuitant.)  The following income options may not be available in all states.

Option 1 - Life Income.  This income option provides monthly payments for your life.  No further payments are payable after your death.

Option 2 - Joint and Survivor Annuity.  This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.  Upon the death of either person, the monthly payments will continue during the lifetime of the survivor.  No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With 120 or 240 Monthly Fixed Periods.  This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period.  If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period.  This income option provides monthly payments for any number of years from 5 to 30.  If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - Other income options may be made available by Jackson.

DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first beneficiary).  The difference between the account value and the guaranteed minimum death benefit will be put into your account as of the date we receive completed claim forms and proof of death from the beneficiary of record and will be allocated among investment options according to future allocations on file for your account as of that date.  Each beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB.  Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero.  See the individual GMWB subsections earlier in this prospectus under “ACCESS TO YOUR MONEY” for information about how the GMWB endorsements work.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.  If you have a joint owner, the death benefit will be paid when the first joint owner dies.  The surviving joint owner will be treated as the beneficiary.  Any other beneficiary designated will be treated as a contingent beneficiary.  Jackson may limit permissible joint owners to spouses.

The death benefit is the greater of:
1.	the current value of your Contract, or

2.	the guaranteed minimum death benefit.

Guaranteed Minimum Death Benefit.
•
Prior to the first anniversary of the Contract Issue Date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first Contract year.

•	On each anniversary of the Contract Issue Date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

Ages 0 - 70.  The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary accumulated at 2%

b.	the current value of the Contract

Ages 71 - 80.  The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

b.	the current value of the Contract

Ages 81 and older.

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary
•	After the first anniversary of the Contract Issue Date, at any time between anniversaries, the guaranteed minimum death benefit is equal to:

a.	the guaranteed minimum death benefit on the last Contract Anniversary prior to the date of death

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an Investment Division will be subject to investment risk.  This investment risk is borne by the Beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time.  The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date Jackson receives proof of death and payments must begin within one year of the date of death.  If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson will pay the death benefit within 7 days.  If the beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the Income Date.  If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract.  This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code.  The Preselected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option.  If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time.  Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value.  We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the “Continuation Date”).  We will add this amount to the Contract based on the allocation instructions at the time of your death subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse.  The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated.  See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit under the Contract.  The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate certain optional benefits you might have elected.  The Contract, and its optional benefits, remain the same.  Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

A GMWB, however, will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract.  For more information, please see the individual GMWB subsections earlier in this prospectus under “Access To Your Money.”

If you have elected the Preselected Death Benefit Option, the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code.  The Preselected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint owner die on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.  If you die, the beneficiary becomes the owner.  If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary.  Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.  A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

Death of Annuitant. If the annuitant is not an owner or joint owner and the annuitant dies before the Income Date, you can name a new annuitant, subject to our underwriting rules.  If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant.  However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the Income Date, any remaining payments will be as provided for in the income option selected.  Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual.  Additional tax information is included in the SAI.  You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract.  Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral.  You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the annuitant until a distribution (either as a withdrawal, including withdrawals under any GMWB you may elect, or as an income payment) is made from the Contract.  This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person).  Also loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract.  Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract.  In contrast, a part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium.  The balance of each income payment is taxable as ordinary income.  The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made.  Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income.  Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract.  This penalty tax will not apply to any amounts:  (1) paid on or after the date you reach age 59 1/2; (2) paid to your beneficiary after you die; (3) paid if you become totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.   T hese levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death.  The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.  However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts.  The Code also imposes minimum distribution requirements for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract.  These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI.  Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions).  In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities.  Withdrawals can only be made when an owner:  (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship.  However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity.  Qualified distributions from Roth IRA annuities are entirely federal income tax free.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract.  In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes.  Under the facts in these Rulings:  (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees and (iii) the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the beneficiary will be tax-exempt life insurance benefits.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval. The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of a Contract will generally be a taxable event.  Assignments of a tax-qualified Contract may also be limited by the Code and ERISA.  These limits are summarized in the SAI.  You should consult your tax adviser prior to making any assignment of a Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract.  Jackson believes that the underlying investments are being managed so as to comply with these requirements.  A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer Funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects.  The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 10 1 Investment Divisions and at least one guaranteed fixed account option, although a Contract Owner's Contract Value can be allocated to no more than 18 fixed and variable options at any one time.  The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld.  Some states have enacted similar rules.  Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments.  Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below.  While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract.  We will periodically review the issue of charging for these taxes and may impose a charge in the future.  (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits reduce our overall corporate income tax liability.  Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and the other guaranteed fixed account options from the one-year guaranteed fixed account or any of the other Investment Divisions.  If the guaranteed fixed account options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions.  This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase.  The more volatile Investment Divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets.  Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year guaranteed fixed account option, if currently available, and the JNL/WMC Money Market Fund).  There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have Jackson automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages.  Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

Jackson does not currently charge for participation in this program.  We may do so in the future.

Free Look. You may return your Contract to the selling agent or Jackson within 20 days (or whatever period is required by your state) after receiving it.  Jackson will return the Contract Value in the Investment Division plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums you allocated to the guaranteed fixed account (if available).  We will determine the Contract Value in the Investment Divisions on the date we receive your request (subject to state variations).  Jackson will return premium payments where required by law.  In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions.  State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, Jackson may advertise several types of performance for the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return.  For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period.  Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge.  The deduction of the Contract maintenance would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code.  In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education.  The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation.  These requirements will apply to any other jurisdiction with comparable requirements.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson may approve a change to or waive a provision of the Contract.  Any change or waiver must be in writing.  Jackson may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a premium payment, withdrawal, or transfer has been completed.  This confirmation statement will provide details about the transaction.  Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions.  If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments.  If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings.  Jackson and its subsidiaries are defendants in a number of civil proceedings, including class actions, arising in the ordinary course of business. These include civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including a modal premium case, alleging misconduct in the sale of insurance products. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

Questions.  If you have questions about your Contract, you may call or write to us at:

·   Annuity Service Center:                  (800) 644-4565 (8 a.m. - 8 p.m. ET)
                         P.O. Box 30314, Lansing, Michigan 48909-7814

·   Institutional Marketing Group Service Center:                (800) 777-7779 (8 a.m. - 8 p.m. ET)
                                                                                                           P.O. Box 30386, Lansing, Michigan 48909-7886

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History

Services

Purchase of Securities Being Offered

Underwriters

Calculation of Performance

Additional Tax Information

Annuity Provisions

Net Investment Factor

Financial Statements of the Separate Account

Financial Statements of Jackson

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones U.S. Select Dividend Index,” “Dow Jones U.S. Contrarian Opportunities,” “Dow Jones Industrial Average,” “Dow Jones Select Dividend Index,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “Dow Jones Select Dividend Index”, “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield® is a registered trademark of Brookfield Office Properties, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital DowSM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;

• Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCUALTING THE INDICES .  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIB I LITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.  S&P Capital IQ is a trademark of Standard Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund and JNL/S&P 4 Fund .SPIAS is co-Sub-Adviser with Mellon Capital for the following funds:  JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund .

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial , Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 index® or any data included therein.  The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, Owners of the product(s) or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein.  The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein.  Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund or the JNL/Mellon Capital JNL Optimized 5 Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

“NYSE®” is a registered mark of, and “NYSE International 100 IndexSM” is a service mark of, the New York Stock Exchange, Inc. (“NYSE”) and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

“NYSE International 100 IndexSM” is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the “NYSE International 100 IndexSM” (the “Index”) and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:

• Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
• Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
• Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
• Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
• Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund.  Specifically,

• NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
• The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
• The accuracy or completeness of the Index and its data;
• The merchantability and the fitness for a particular purpose or use of the Index and its data;
• NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
• Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”).  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Value Line®,” “The Value Line Investment Survey,” and “Value Line TimelinessTM Ranking System” are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson.  The JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. (“Value Line”).  Value Line makes no representation regarding the advisability of investing in the JNL/Mellon Capital Value Line® 30 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund.  Jackson is not affiliated with any Value Line Company.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

BROKER-DEALER SUPPORT

Below is a complete list of broker-dealers that received marketing and distribution and/or administrative support in 201 3 from the Distributor in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Benchmark Investments Inc.	Centara Capital Securities Inc.	Cutter & Co Brokerage Inc.
Adirondack Trading Group LLC	Beneficial Investment Services	Centaurus Financial Inc.	CW Securities LLC
Aegis Capital Corp	Benjamin F Edwards & Co Inc.	Center Street Securities	D A Davidson
Alamo Capital	Berthel Fisher & Co Financial Services	Century Securities & Associates, Inc.	Dalton Strategic Investment Services Inc.
Allegheny Investments, Ltd.	BestVest Investments, Ltd.	Ceros Financial Services INC	David A Noyes & Company
Allegiance Capital LLC	BFT Financial Group LLC	Cetera Advisor Networks LLC	Delta Equity Services Corporation
Allen & Company	BMO Harris Financial Advisors, Inc.	Cetera Investment Services LLC	Dempsey Lord Smith LLC
Allied Beacon Partners Inc.	Boenning & Scattergood Inc.	CFD Investments, Inc.	Despain Financial Corporation
Allstate Financial Services LLC	BOSC Inc.	CFS Investments Inc.	Deutsche Bank Securities, Inc.
American Equity Investment Corp	Brighton Securities	Chelsea Financial Services	DFPG Investments
American General Securities, Inc.	Broker Dealer Financial Services Corp	Choice Investments Inc.	Dominion Investor Services
American Independent Securities Group, LLC	Brokers International Financial Services LLC	Citigroup Global Markets Inc.	Double Eagle Securities of America Inc.
American Investors Company	Brokersxpress LLC	Client One Securities LLC	Duncan Williams Inc.
American Portfolios Financial Services, Inc.	Brooklight Place Securities	Coastal Equities	Eagle Equities Inc.
American Wealth Management Inc.	Brookstone Securities Inc.	Colorado Financial Service Corporation	Eagles Talent Connection Inc.
Ameriprise Financial Services Inc.	Bruce A Lefavi Securities Inc.	Commonwealth Financial Network	EDI Financial Inc.
Ameritas Investment Corp	Buckman Buckman & Reid Inc.	Community Investment Services Inc.	Edward Jones & Company
Arete Wealth Management LLC	Bueter & Company Inc.	Comprehensive Asset Management and	Eltekon Securities LLC
Argentus Securities LLC	Cabot Lodge Securities LLC	Servicing, Inc.	Equable Securities Corp.
Arque Capital Ltd.	Cadaret, Grant & Company	Concorde Investment Services	Equitas America LLC
Arvest Asset Management	Calton & Associates Inc.	Consolidated Financial Investments Inc.	Equity Services Inc.
Associated Investment Services	Cambridge Investment Research	Coordinated Capital Securities	Essex National Securities Inc.
Aurora Capital	Cambridge Legacy Securities LLC	Corecapital Investments	FCG Advisors, LLC
Ausdal Financial Partners Inc.	Cantella & Co, Inc	Cornerstone Financial Services Inc.	Fifth Third Securities
Avalon Investment & Securities Group Inc.	Cape Fear Securities, Inc.	Correll Co. Investment Services Corp	Financial Advisers Of America
AXA Advisors LLC & AXA Network	Cape Securities Inc.	Country Club Financial Services Inc.	Financial Network Investment
B B Graham & Co Inc.	Capital Financial Services	Cresap Inc.	Financial Planning Consultants
B C Ziegler and Company	Capital Guardian LLC	Crowell, Weedon & Co	Financial Services Institute
Bancwest Investment Services, Inc.	Capital Investment Group	Crown Capital Securities LP	Financial Telesis Inc.
Bankers & Investors Co	Capital One Investment Services, LLC	CUE Financial Group Of Tx/	Financial West Investment Group
Bar Financial	Capital Synergy Partners Inc.	CUE Financial	Fintegra Financial Solutions
BB&T Investment Services Inc.	Capitalwave Inc.	Cullum & Burks Securities Inc.	First Allied Securities, Inc
BBVA Compass Investment Solutions Inc	Capitol Securities Management, Inc.	CUNA Brokerage Services, Inc.	First American Securities
BC Ziegler & Co	CCO Investment Services Corp	Cuna Mutual Insurance Agency	First Brokerage America LLC
BCG Securities Inc.	CCF Investments, Inc.	CUSO Financial Services	First Citizens Investor Services

First Financial Equity	H D Vest Investment Securities	Investors Capital Corporation	M. Holdings Securities, Inc.
First Financial Equity Corporation	Hancock Investment Services LLC	Investors Insurance Services	Madison Ave Securities
First Heartland Capital Inc.	Hantz Financial Services	J P Turner & Co LLC	Mark Stewart Securities Inc.
First Independent Financial Services	Harbor Financial Services	J W Cole Financial Inc.	McLaughlin Ryder Investments Inc.
First Midamerica Investment Corp	Harbour Investment Inc.	Jack Cramer & Associates Inc.	McNally Financial Services Corp
First National Capital Markets	Harger & Company	Janney Montgomery Scott LLC	Mercer Allied Company LP
First Republic Bank	Harold Dance Investments	JHS Capital Advisors	Merrill Lynch
First Tennessee Brokerage Direct	Harvest Capital LLC	JJB Hilliard WL Lyons Inc	Metlife Securities
First Western Securities, Inc.	Hazard & Siegel Inc	JP Morgan Securities	Michigan Securities, Inc.
FirstMerit Financial Services, Inc.	HBW Securities	JRL Capital Corporation	Microforum Services Group
Firstrust Financial Resources LLC	Hilliard & Lyons	K.W. Chambers & Co.	Mid Atlantic Securities
Five Star Investment Services	Hornor Townsend & Kent Inc.	Kalos Capital Inc.	MidAmerica Financial Services Inc.
Focus Partners LLC	HRC Investment Services Inc.	KCD Financial	Milkie/Ferguson Investments, Inc.
Foothill Securities, Inc.	HSBC Securities	KCG Securities LLC	Millington Securities Inc.
Foresight Investments	Huntington Investment Company	Kehrer Saltzman & Associates	MML Investors Services Inc.
Foresters Equity Services Inc.	Huntleigh Securities Corp.	Kenneth Kehrer Associates	Moloney Securities Co., Inc.
Founders Financial Securities	IBN Financial Services	Keppler Associates Inc.	Money Concepts Capital Corp
FP Transitions LLC	Investment Centers Of America	Key Investment Services	Moors & Cabot, Inc.
Freedom Investors Corp.	ICBA Financial Services	KMS Financial Services Inc	Morgan Keegan
FSC Securities Corporation	IFS Securities	Kovack Securities, Inc	Morgan Stanley Smith Barney
First Tennessee Brokerage	IMS Securities	L.M. Kohn & Company, Inc.	Multi-Financial Securities Corp
Fulcrum Securities Inc.	Independence Capital Co	Labrunerie Financial Inc.	Mutual of Omaha Investor Services Inc.
G F Investment Services	Independent Financial Group	Landolt Securities Inc.	Mutual Securities Inc
G. W. Sherwold Associates Inc.	Indiana Merchant Banking and Brokerage	Larson Financial Securities	Mutual Trust Company
GA Repple & Company	Infinex Investments Inc.	Lasalle St. Securities LLC	MWA Financial Services, Inc.
Garden State Securities	Infinity Securities Inc.	Leading Authorities Inc.	Naples Ais Inc.
Gardner Financial Services Inc.	ING Financial Partners Inc.	Legend Equities Corp	National Planning Corporation
Gary Goldberg & Co	Innovation Partners LLC	Leigh Baldwin & Co LLC Inc	National Securities Corp
Geneos Wealth Management Inc.	Institutional Securities Corp	Leonard & Company	Nationwide Planning Associates
Gentry Partners Ltd.	Insured Retirement Institute	Liberty Group, LLC	Nationwide Securities, LLC
G.F. Investment Services	Interactive Strategies LLC	Liberty Partners Financial	Navy Federal Brokerage Services
Gilford Securities Inc.	Intercarolina Financial Services, Inc.	LifeMark Securities Corp	NBC Securities Inc.
Girard Securities Inc.	Intercontinental Asset Management Group	Lincoln Financial Advisors	New England Securities
Global Brokerage Services, Inc.	International Assets Advisory LLC	Lincoln Financial Securities	Newbridge Securities Corp
Globalink Securities Inc.	Intervest International Equities Corp.	Lincoln Investment Planning	Newport Coast Securities
Golden 1 Financial Services	INVEST Financial Corporation	LM Kohn & Co	NEXT Financial Group, Inc.
Gradient Securities	Investacorp, Inc.	Lombard Securities	NFP Securities Inc.
Grattan Financial Strategies	Investment Centers Of America	Long Island Financial Group Inc.	North Ridge Securities Corp
Great Nation Investment Corporation	Investment Management Corporation	Longevity Capital LLC	Northeast Capital Management, Inc.
Great Southern Bank	Investment Network, Inc.	Lowell & Company Inc.	Northeast Securities, Inc.
GWN Securities Inc.	Investment Planners, Inc.	LPL Financial Corporation	Northridge Securities Corp
H Beck Inc.	Investment Professionals Inc.	Lucia Securities LLC	Northwestern Mutual Investment Services, LLC

NPB Financial Group	Rhodes Securities, Inc.	Summit Equities Inc.	Valic Financial Advisors Inc.
NYLife Securities, LLC	Ridgeway & Conger Inc.	Summitalliance Securities LLC	ValMark Securities Inc.
Oak Grove Investment Services Inc.	River Stone Wealth Management	Sunset Financial Services, Inc.	Vanderbilt Securities LLC Inc
Oak Ridge Financial Services Group	RNR Securities LLC	Sunstreet Securities LLC	Veritrust Financial LLC
OFG Financial Services, Inc.	Robert W Baird & Co Inc.	SunTrust Investment Services, Inc.	Vision Brokerage Services
Ogilvie Security Advisors	Rogan and Associates	Supreme Alliance LLC	VSR Financial Services, Inc.
OneAmerica Securities	Rothschild Investment Corp	SWBC Investment Services LLC	Waddell & Reed, Inc
Oppenheimer & Co	Royal Alliance Associates Inc	SWS Financial Service, Inc.	Wall Street Financial Group
Pacific West Securities Inc.	Royal Securities	Symetra Investment Services	Walnut Street Securities
Packerland Brokerage Services	RSG Capital Corporation	Synovus Securities Inc.	Wayne Hummer Investments LLC
Paradigm Equities, Inc.	S. G. Long & Company	T S Phillips Investments	Wedbush Securities Inc.
Park Avenue Securities	Sagepoint Financial	Taylor Capital Management	Wells Fargo Advisors
Pars International Corp	Sammons Securities	Teckmeyer Financial Services	WesBanco Securities Inc.
Parsonex Securities, LLC	Santander Securities LLC	TFS Securities Inc.	Wescom Financial Services
People's Securities Inc.	SCF Secuties, Inc.	The Huntington Investment Company	Westco Investment Corp
Petersen Investments Inc.	Schlitt Investor Services	The Investment Center Inc.	Western Equity Group
PFA Security Asset Management	Secure Planning Inc.	The Leaders Group	Western International Securities Inc
PlanMember Securities	Securian Financial Services	The ON Equity Sales Company	Westminster Financial Securities
Planned Investment Co Inc.	Securities America	The Strategic Financial Alliance Inc.	WFG Investments Inc.
PNC Investments LLC	Securities Equity Group	The Windmill Group	Whitehall Parker Securities
Port Securities Inc.	Securities Management & Research, Inc.	Thomas Mcdonald Partners	Wilbanks Securities, Inc.
PPA Investments, Inc.	Securities Service Network	Thrivent Investment Management	William C Burnside & Co, Inc.
Presidential Brokerage, Inc.	Shareholders Services Group Inc.	Thurston, Springer, Miller, Herd &	Williams Financial Group
Prime Capital Services Inc	Shore Capital Management LLC	Titak, Inc	Windsor, Sheffield & Co, Inc
Princor Financial Services	Sigma Financial Corporation	Tower Square Securities Inc.	Winslow, Evans & Crocker Inc.
Private Client Services LLC	Signator Financial Services	Transamerica Financial Advisors, Inc	Woodmen Financial Services, Inc.
Pro Equities, Inc	Signator Investors, Inc.	Triad Advisors, Inc.	World Capital Brokerage Inc.
Prospera Financial Services Inc.	Signature Securities Group Corp.	Tricor Financial, LLC	World Choice Securities Inc.
Protected Investors of America	SII Investments	Trustmont Financial Group	World Equity Group, Inc.
Prudential Securities Inc.	Silver Oak Securities	U.S. Bancorp Investments, Inc.	World Financial Group Inc.
PTS Brokerage LLC	Singer Xenos Securities Corp.	UBS Financial Services Inc.	WRP Investments Inc.
Purshe Kaplan Sterling	SMH Capital Inc.	Uhlmann Price Securities	Wunderlich Securities
Quayle & Co Securities	Smith Moore & Co	Umpqua Investments Inc.
Quest Securities	Sorrento Pacific Financial	Union Banc Investment Services
Questar Capital Corporation	Southeast Investments	Union Capital Company
R.M. Stark & Co., Inc.	Southwest Securities Financial Services	United Brokerage Services, Inc.
Raymond James	Spire Securities LLC	United Equity Services LLC
RBC Capital Markets Corp	St. Bernard Financial Services	United Planners Financial Services Of
RBC Dain Rauscher Inc.	Sterne Agee Financial Services	America
Regal Securities Inc.	Stifel Nicolaus & Company	USA Financial Services Corp
Resource Horizons Group	Strategic Financial Alliance	USI Securities, Inc.

APPENDIX C

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%.  The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus.  If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%.  If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:
♦	Your initial GWB is $100,000, which is your initial Premium payment.
♦	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $105,000 at the time the GMWB is elected or converted:
♦
Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement.  If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

♦	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

-
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.
♦	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.
♦	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option.  Your GAWA% is set based upon your attained age at that time.  Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined.  Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:
♦	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).
♦	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:
♦	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.
♦	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:
♦	If your endorsement contains a varying benefit percentage:
-	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.
-	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.
♦	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.
♦	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:
-
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000.  For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

-
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000.  For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment.  The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:
♦	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).
♦	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:
♦	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).
♦	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).
♦
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.
♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000)

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

-
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB).  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:
♦	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.
-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

-
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

♦
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.  In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500].  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

-
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	If your endorsement contains a varying benefit percentage, and allows for re-determination of your GAWA% your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.
♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal.  In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.
♦
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: Upon step-up, your GWB and GAWA are re-determined.  (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

-	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:
•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).
•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).
•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).
-
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.  However, in this case, it is assumed that your initial Premium is $100,000.  Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%.  In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

♦
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

-	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:
♦
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.  If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.
♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.
♦	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.
♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions.  (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

♦
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable).  At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).  On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA.  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).  Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).  Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

♦
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000).  Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value.  At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750).  If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

-
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA.  At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

-
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

-
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals.  At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:
♦
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

-
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

-
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

-	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.
♦	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.
♦	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.
♦
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

♦
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

♦	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).
-
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.
♦
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

♦
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values.  The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

♦	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract.  In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined.  (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).
♦	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:
♦	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).
♦	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).
♦
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.  However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦	Your bonus base is not recalculated upon the application of the bonus to your GWB.
♦
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

♦	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.
♦	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.
♦	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement.  At the time the For Life Guarantee becomes effective, your GAWA is re-determined.  (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:
♦
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted.  However, your GAWA would not be permitted to exceed your remaining GWB.  Your GAWA is not recalculated since the Contract Value is $0.

♦	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:
♦	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).
♦
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.  Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

♦
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option).  If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life's 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option.  (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:
♦
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date.  Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect.  The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life's attained age (or the age he or she would have attained).  The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

♦
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void.  However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

♦	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:
♦
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2.  If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

♦	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.
♦	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined.  (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision.  If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:
♦	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:
♦	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).
♦	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.
♦	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.
♦	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.
♦	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix D.  The annuity factors referenced in this example are also found in Appendix D.  (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

♦	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).
♦
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

♦
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the guaranteed fixed account options to the GMWB Fixed Account.  The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

♦	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).
♦
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

♦
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

♦	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).
♦
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

♦
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options.  The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

♦	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).
♦
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

♦
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

♦	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).
♦	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.
♦
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options.  The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

♦	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).
♦
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

♦
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:
♦
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

♦
The amount transferred from each Investment Division and guaranteed fixed account option to the GMWB Fixed Account will be in proportion to their current value.  The amount transferred to each Investment Division and guaranteed fixed account option will be based on your most current premium allocation instructions.

♦	Funds transferred out of the guaranteed fixed account option(s) will be subject to an excess interest adjustment (if applicable).
♦	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

APPENDIX D

LIFEGUARD SELECT GMWB
AND LIFEGUARD SELECT WITH JOINT OPTION GMWB
TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits.  If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or
2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or
2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76
106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary.  All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11
110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary.  A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

APPENDIX E

ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit Values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated for a base Contract (with no optional endorsements).  The tables do not provide partial year information.  The tables provide A ccumulation U nit values and the number of A ccumulation U nits outstanding only if that information is available throughout the period.  Where A ccumulation U nit values and the number of accumulation units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center ( contact information is on the cover page of the prospectus )to ask about the more timely Accumulation Unit values that are available for each Investment Division.

Set forth below are fund changes and additions since the September 16, 2013 Supplement to the April 29 , 201 3 Prospectus for your information in reviewing Accumulation Unit information.

The following fund changes and additions are effective April 28, 2014 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Brookfield Global Infrastructure Fund to JNL/Brookfield Global Infrastructure and MLP Fund
JNL/M&G Global Basics Fund merged into JNL/Oppenheimer Global Growth Fund

Effective April 28, 2014, the Separate Account has the following new Investment Division, for which no Accumulation Unit information is yet available:

JNL Series Trust
JNL/S&P Mid 3 Fund

Accumulation Unit Values
Base Contract - 1.50%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$9.29	$8.23	$8.62	$7.77	$6.29	$10.50	N/A	N/A	N/A	N/A
End of period	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$10.81	$9.68	$9.76	$8.92	$7.63	$10.55	N/A	N/A	N/A	N/A
End of period	$12.47	$10.81	$9.68	$9.76	$8.92	$7.63	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	-	-	-	-	-	-	N/A	N/A	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$10.02	$8.91	$9.12	$8.18	$6.76	$10.52	N/A	N/A	N/A	N/A
End of period	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,275	10,422	10,196	10,196	10,196	10,196	N/A	N/A	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$14.74	$13.46	$14.02	$12.59	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.53	$14.74	$13.46	$14.02	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	576	659	688	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$15.33	$13.98	$14.75	$13.09	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.98	$15.33	$13.98	$14.75	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,854	13,343	13,142	11,696	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$15.59	$14.27	$15.19	$13.42	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$16.95	$15.59	$14.27	$15.19	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,051	1,887	1,314	658	N/A	N/A	N/A	N/A	N/A	N/A

JNL Institutional Alt 65 Division
Accumulation unit value:
Beginning of period	$16.06	$14.69	$15.77	$13.82	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.32	$16.06	$14.69	$15.77	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,663	1,646	1,631	-	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$10.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,605	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$11.18	$10.01	$10.29	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.59	$11.18	$10.01	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,465	6,346	3,878	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$11.08	$10.63	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.59	$11.08	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,604	2,955	4,548	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$10.18	$8.76	$11.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.82	$10.18	$8.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,859	8,701	6,215	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$10.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,467	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$11.47	$9.96	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$15.02	$11.47	$9.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,230	8,407	-	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$10.48	$9.06	$10.74	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.50	$10.48	$9.06	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,587	14,727	14,021	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.98	$9.50	$11.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.99	$10.98	$9.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,265	3,183	859	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Commodity Securities Strategy Division
Accumulation unit value:
Beginning of period	$10.19	$10.27	$11.25	$9.72	$6.58	$13.70	N/A	N/A	N/A	N/A
End of period	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	23,248	18,543	16,988	14,311	18,434	15,437	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$10.55	$9.77	$10.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.88	$10.55	$9.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	25,662	48,858	51,986	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$14.48	$13.29	$13.39	$12.06	$9.08	$15.59	$14.43	$14.00	$13.58	$12.34
End of period	$19.82	$14.48	$13.29	$13.39	$12.06	$9.08	$15.59	$14.43	$14.00	$13.58
Accumulation units outstanding at the end of period	88,060	97,193	116,950	126,800	156,514	178,308	202,715	324,569	424,002	538,606

JNL/Brookfield Global Infrastructure Division
Accumulation unit value:
Beginning of period	$12.10	$10.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.71	$12.10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	17,537	13,751	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$13.10	$11.76	$12.54	$11.67	$9.68	$13.69	$12.88	$11.80	$10.88	N/A
End of period	$14.91	$13.10	$11.76	$12.54	$11.67	$9.68	$13.69	$12.88	$11.80	N/A
Accumulation units outstanding at the end of period	47,029	49,137	57,900	61,407	43,542	46,066	54,133	42,697	12,720	N/A

JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$12.08	$10.48	$11.14	$10.11	$7.43	$13.11	$11.03	$9.88	$9.84	$8.97
End of period	$14.66	$12.08	$10.48	$11.14	$10.11	$7.43	$13.11	$11.03	$9.88	$9.84
Accumulation units outstanding at the end of period	102,407	114,234	124,774	127,994	135,702	174,179	176,119	214,379	290,970	366,316

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$11.46	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	$10.75	N/A
End of period	$15.25	$11.46	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94	N/A
Accumulation units outstanding at the end of period	54,667	68,957	73,991	88,250	107,157	123,895	169,136	295,958	348,698	N/A

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
Beginning of period	$17.57	$15.67	$16.28	$12.18	$9.13	$15.02	$13.60	$11.50	$11.38	N/A
End of period	$22.59	$17.57	$15.67	$16.28	$12.18	$9.13	$15.02	$13.60	$11.50	N/A
Accumulation units outstanding at the end of period	15,039	13,724	15,039	14,577	21,514	27,615	36,101	32,419	17,234	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$10.23	$8.47	$10.91	$9.28	$5.55	N/A	N/A	N/A	N/A	N/A
End of period	$9.47	$10.23	$8.47	$10.91	$9.28	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,083	1,069	971	12,487	13,074	N/A	N/A	N/A	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$9.71	$7.98	$11.23	$9.75	$5.43	N/A	N/A	N/A	N/A	N/A
End of period	$9.34	$9.71	$7.98	$11.23	$9.75	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,019	5,455	9,525	41,637	36,240	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$9.68	$8.48	$8.72	$8.02	$6.26	$9.95	N/A	N/A	N/A	N/A
End of period	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	31,513	79,985	81,056	91,655	94,881	68,333	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$8.77	$7.30	$7.89	$7.48	$5.80	$9.92	N/A	N/A	N/A	N/A
End of period	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	23,123	24,015	28,278	25,911	5,854	2,694	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.67	$10.05	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,354	2,773	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$12.24	$11.07	$10.96	$9.88	$7.55	$10.91	$10.87	N/A	N/A	N/A
End of period	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55	$10.91	N/A	N/A	N/A
Accumulation units outstanding at the end of period	77,009	78,251	73,564	71,767	73,344	32,080	39,779	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$8.45	$6.74	$7.99	$6.73	$4.48	$9.86	N/A	N/A	N/A	N/A
End of period	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,202	965	8,670	27,614	20,478	562	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$9.08	$8.11	$8.28	$7.54	$6.04	$9.88	N/A	N/A	N/A	N/A
End of period	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	41,299	43,436	36,649	27,348	22,427	25,552	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Small Cap Value Division
Accumulation unit value:
Beginning of period	$13.26	$11.44	$11.94	$9.56	$7.26	$11.03	$11.92	$10.28	N/A	N/A
End of period	$17.56	$13.26	$11.44	$11.94	$9.56	$7.26	$11.03	$11.92	N/A	N/A
Accumulation units outstanding at the end of period	21,423	22,586	23,261	27,737	20,160	19,388	15,979	24,459	N/A	N/A

JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$18.83	$17.74	$16.95	$15.98	$14.21	$15.21	$14.43	$14.00	$13.84	$13.14
End of period	$18.35	$18.83	$17.74	$16.95	$15.98	$14.21	$15.21	$14.43	$14.00	$13.84
Accumulation units outstanding at the end of period	47,640	50,906	53,356	65,005	85,387	90,608	146,378	186,670	218,049	239,268

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$14.83	$12.54	$13.36	$11.68	$9.65	N/A	N/A	N/A	N/A	N/A
End of period	$13.47	$14.83	$12.54	$13.36	$11.68	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,487	4,519	4,759	6,687	1,972	N/A	N/A	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$13.10	$11.27	$12.24	$9.99	$7.65	$12.14	$11.99	$10.52	N/A	N/A
End of period	$17.14	$13.10	$11.27	$12.24	$9.99	$7.65	$12.14	$11.99	N/A	N/A
Accumulation units outstanding at the end of period	9,486	12,168	16,549	17,847	18,091	22,067	25,086	22,040	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$8.97	$7.61	$8.65	$8.08	$6.57	$10.70	N/A	N/A	N/A	N/A
End of period	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,548	2,785	2,883	2,811	3,865	3,233	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$13.88	$10.99	$11.90	$10.31	$7.90	$12.47	$14.89	$11.08	N/A	N/A
End of period	$14.06	$13.88	$10.99	$11.90	$10.31	$7.90	$12.47	$14.89	N/A	N/A
Accumulation units outstanding at the end of period	21,084	15,796	15,813	17,551	15,095	14,856	17,241	23,049	N/A	N/A

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$12.61	$11.06	$12.05	$10.89	$8.07	$13.87	$12.83	$10.62	$9.74	$8.50
End of period	$14.78	$12.61	$11.06	$12.05	$10.89	$8.07	$13.87	$12.83	$10.62	$9.74
Accumulation units outstanding at the end of period	38,376	43,820	49,402	64,873	73,855	95,496	123,989	187,519	187,541	240,030

JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$12.03	$10.86	$11.81	$10.21	$8.34	$13.58	$11.91	$11.21	$10.61	$9.79
End of period	$16.54	$12.03	$10.86	$11.81	$10.21	$8.34	$13.58	$11.91	$11.21	$10.61
Accumulation units outstanding at the end of period	56,001	39,931	40,482	44,196	63,137	67,025	122,949	167,957	196,498	227,412

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$18.93	$17.84	$19.20	$15.83	$11.51	$19.14	$19.95	$17.68	$16.49	$13.42
End of period	$24.42	$18.93	$17.84	$19.20	$15.83	$11.51	$19.14	$19.95	$17.68	$16.49
Accumulation units outstanding at the end of period	48,222	63,649	78,640	91,201	104,680	126,565	191,063	262,720	393,084	453,633

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$16.81	$14.50	$14.92	$12.00	$9.04	$15.22	$13.87	$12.30	$11.52	$10.94
End of period	$23.13	$16.81	$14.50	$14.92	$12.00	$9.04	$15.22	$13.87	$12.30	$11.52
Accumulation units outstanding at the end of period	13,183	14,600	17,744	22,319	25,860	33,574	46,516	91,244	89,796	135,013

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$11.81	$10.22	$11.22	$10.37	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.38	$11.81	$10.22	$11.22	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	43,698	43,853	40,612	37,200	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan International Value Division
Accumulation unit value:
Beginning of period	$11.83	$10.25	$11.95	$11.27	$8.79	$16.08	$14.58	$11.21	$9.60	$7.95
End of period	$14.16	$11.83	$10.25	$11.95	$11.27	$8.79	$16.08	$14.58	$11.21	$9.60
Accumulation units outstanding at the end of period	46,449	65,700	68,732	69,802	116,966	143,486	217,365	240,140	257,778	281,611

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$14.40	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38	$12.12	$11.59	N/A
End of period	$20.15	$14.40	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38	$12.12	N/A
Accumulation units outstanding at the end of period	30,622	16,987	44,453	37,785	36,626	44,802	41,427	4,377	4,104	N/A

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$13.92	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61	$10.43	$10.34	N/A
End of period	$13.23	$13.92	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61	$10.43	N/A
Accumulation units outstanding at the end of period	14,189	50,018	54,410	45,674	50,815	49,087	19,770	15,017	17,511	N/A

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	$10.88	N/A	N/A	N/A
End of period	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,389	7,929	15,723	30,581	31,475	16,279	19,056	N/A	N/A	N/A

JNL/M&G Global Basics Division
Accumulation unit value:
Beginning of period	$13.59	$12.79	$14.73	$12.15	$8.39	N/A	N/A	N/A	N/A	N/A
End of period	$13.99	$13.59	$12.79	$14.73	$12.15	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,292	867	672	1,112	786	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$9.57	$8.37	$8.68	$7.57	$6.17	$9.82	N/A	N/A	N/A	N/A
End of period	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,894	7,399	8,532	15,715	15,295	7,125	N/A	N/A	N/A	N/A

JNL/MC 25 Division
Accumulation unit value:
Beginning of period	$14.51	$12.52	$11.67	$9.64	$6.40	$10.03	$10.48	N/A	N/A	N/A
End of period	$19.57	$14.51	$12.52	$11.67	$9.64	$6.40	$10.03	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,879	13,611	11,084	9,171	14,489	9,308	7,407	N/A	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.20	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53	$10.31	$10.28	N/A
End of period	$12.65	$13.20	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53	$10.31	N/A
Accumulation units outstanding at the end of period	34,336	43,864	49,806	50,972	53,176	57,538	69,260	62,353	62,723	N/A

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$17.04	$14.37	$15.07	$12.48	$10.09	$16.97	$16.51	$12.32	$12.38	$10.68
End of period	$20.31	$17.04	$14.37	$15.07	$12.48	$10.09	$16.97	$16.51	$12.32	$12.38
Accumulation units outstanding at the end of period	311	325	456	1,522	1,285	3,369	22,138	16,372	1,619	5,269

JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$14.76	$12.13	$11.56	$9.56	$7.29	$10.77	$11.87	$10.62	$11.04	$10.18
End of period	$20.51	$14.76	$12.13	$11.56	$9.56	$7.29	$10.77	$11.87	$10.62	$11.04
Accumulation units outstanding at the end of period	4,561	2,144	2,218	5,508	4,473	5,362	2,684	6,089	2,892	3,294

JNL/MC Dow Jones U.S. Contrarian Opportunities Index Division
Accumulation unit value:
Beginning of period	$10.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,547	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$10.47	$9.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.89	$10.47	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,763	6,404	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$11.74	$10.97	$12.02	$11.94	$8.60	N/A	N/A	N/A	N/A	N/A
End of period	$15.10	$11.74	$10.97	$12.02	$11.94	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,035	1,236	1,150	1,235	406	N/A	N/A	N/A	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$7.71	$6.20	$7.23	$6.47	$5.53	$11.38	$13.98	$11.96	$11.44	$10.23
End of period	$10.12	$7.71	$6.20	$7.23	$6.47	$5.53	$11.38	$13.98	$11.96	$11.44
Accumulation units outstanding at the end of period	4,432	3,458	3,574	6,904	7,399	18,270	18,569	17,691	12,249	12,974

JNL/MC Global Alpha Division
Accumulation unit value:
Beginning of period	$10.07	$10.42	$10.28	$9.84	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.78	$10.07	$10.42	$10.28	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	855	855	915	937	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$14.42	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56	$11.04	$10.42	$10.22
End of period	$20.01	$14.42	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56	$11.04	$10.42
Accumulation units outstanding at the end of period	10,965	7,330	8,151	8,065	10,013	9,277	19,724	25,892	32,743	28,826

JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$10.42	$9.28	$9.62	$8.43	$6.84	$9.90	N/A	N/A	N/A	N/A
End of period	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,711	7,963	8,094	8,737	9,170	3,399	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$13.31	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17	$13.07	$11.71	N/A
End of period	$15.92	$13.31	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17	$13.07	N/A
Accumulation units outstanding at the end of period	26,400	31,886	34,006	36,144	44,093	52,746	71,849	77,515	62,309	N/A

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$12.56	$10.80	$11.20	$9.71	$7.94	$14.02	$14.03	$11.99	$11.00	N/A
End of period	$16.29	$12.56	$10.80	$11.20	$9.71	$7.94	$14.02	$14.03	$11.99	N/A
Accumulation units outstanding at the end of period	289,253	335,499	416,431	473,818	560,288	703,779	861,934	815,130	724,905	N/A

JNL/MC JNL Optimized 5 Division
Accumulation unit value:
Beginning of period	$9.69	$8.60	$9.68	$8.65	$6.37	$12.00	$10.73	N/A	N/A	N/A
End of period	$12.62	$9.69	$8.60	$9.68	$8.65	$6.37	$12.00	N/A	N/A	N/A
Accumulation units outstanding at the end of period	27,674	26,784	39,840	47,358	47,713	45,986	39,932	N/A	N/A	N/A

JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$10.74	$9.11	$9.07	$7.85	$5.94	$10.32	N/A	N/A	N/A	N/A
End of period	$14.93	$10.74	$9.11	$9.07	$7.85	$5.94	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,953	3,086	550	447	381	4,148	N/A	N/A	N/A	N/A

JNL/MC NYSE International 25 Division
Accumulation unit value:
Beginning of period	$6.86	$6.24	$8.32	$8.25	$6.16	$11.56	N/A	N/A	N/A	N/A
End of period	$8.32	$6.86	$6.24	$8.32	$8.25	$6.16	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,798	892	1,856	704	3,937	1,254	N/A	N/A	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$26.28	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84	$10.54
End of period	$32.45	$26.28	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65	$13.84
Accumulation units outstanding at the end of period	27,674	28,604	33,081	28,822	36,359	41,855	62,029	62,066	59,061	29,418

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$13.88	$12.58	$13.01	$11.70	$9.57	N/A	N/A	N/A	N/A	N/A
End of period	$15.40	$13.88	$12.58	$13.01	$11.70	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	878	1,012	1,055	1,386	243	N/A	N/A	N/A	N/A	N/A

JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$9.94	$9.05	$8.75	$7.62	$6.51	$9.83	N/A	N/A	N/A	N/A
End of period	$13.76	$9.94	$9.05	$8.75	$7.62	$6.51	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,571	5,045	4,888	1,406	1,290	648	N/A	N/A	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$16.45	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	$11.30	N/A
End of period	$21.55	$16.45	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46	N/A
Accumulation units outstanding at the end of period	16,836	14,690	17,972	26,265	31,922	31,799	45,904	49,292	69,609	N/A

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$12.84	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73	$11.23	$10.92	N/A
End of period	$16.65	$12.84	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73	$11.23	N/A
Accumulation units outstanding at the end of period	103,724	102,904	109,653	137,818	162,707	68,260	80,236	92,272	91,141	N/A

JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$11.73	$10.46	$11.51	$9.67	$6.08	$8.84	N/A	N/A	N/A	N/A
End of period	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,860	9,559	9,921	11,279	16,393	1,056	N/A	N/A	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$14.25	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	$11.54	N/A
End of period	$19.43	$14.25	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85	N/A
Accumulation units outstanding at the end of period	64,306	79,362	91,862	116,024	157,305	25,285	38,731	44,437	53,777	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$13.16	$12.01	$12.23	$11.08	$6.86	$12.32	$10.91	$10.13	$10.04	$10.08
End of period	$16.36	$13.16	$12.01	$12.23	$11.08	$6.86	$12.32	$10.91	$10.13	$10.04
Accumulation units outstanding at the end of period	9,793	8,948	10,249	12,090	13,943	8,459	20,650	2,689	13,635	3,784

JNL/MC Value Line 30 Division
Accumulation unit value:
Beginning of period	$5.73	$5.33	$7.02	$5.82	$5.15	$9.95	N/A	N/A	N/A	N/A
End of period	$7.61	$5.73	$5.33	$7.02	$5.82	$5.15	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	15,244	30,152	36,648	42,799	100,997	102,011	N/A	N/A	N/A	N/A

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$9.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	283	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	542	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$15.52	$13.07	$14.46	$12.72	$9.26	$15.90	$15.18	$13.18	$11.76	$10.12
End of period	$19.31	$15.52	$13.07	$14.46	$12.72	$9.26	$15.90	$15.18	$13.18	$11.76
Accumulation units outstanding at the end of period	28,568	37,664	44,682	57,704	75,266	96,971	136,648	185,964	226,047	296,055

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$14.94	$13.98	$12.71	$11.97	$10.37	$10.93	N/A	N/A	N/A	N/A
End of period	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	46,093	64,375	92,864	73,951	83,104	92,969	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$20.04	$18.82	$18.23	$17.20	$15.12	$15.29	$14.34	$14.07	$13.96	$13.57
End of period	$19.33	$20.04	$18.82	$18.23	$17.20	$15.12	$15.29	$14.34	$14.07	$13.96
Accumulation units outstanding at the end of period	225,547	269,749	291,055	358,182	423,697	445,588	512,441	634,475	779,249	951,111

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.59	$9.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.88	$10.59	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,744	2,562	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$18.19	$15.82	$15.34	$13.47	$9.34	$13.70	$14.06	$12.92	$12.89	$12.09
End of period	$19.39	$18.19	$15.82	$15.34	$13.47	$9.34	$13.70	$14.06	$12.92	$12.89
Accumulation units outstanding at the end of period	80,774	93,392	101,145	125,412	127,984	139,580	179,625	284,751	311,747	468,183

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$10.93	$9.53	$10.45	$8.18	$5.64	N/A	N/A	N/A	N/A	N/A
End of period	$15.19	$10.93	$9.53	$10.45	$8.18	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,111	3,543	6,108	6,269	155	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$11.08	$9.39	$10.37	$8.24	$6.24	N/A	N/A	N/A	N/A	N/A
End of period	$14.99	$11.08	$9.39	$10.37	$8.24	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,992	9,591	9,835	29,664	37,417	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$9.69	$8.51	$9.12	$7.88	$5.53	$10.64	$11.44	$10.28	$9.94	$9.20
End of period	$13.39	$9.69	$8.51	$9.12	$7.88	$5.53	$10.64	$11.44	$10.28	$9.94
Accumulation units outstanding at the end of period	80,804	96,866	113,696	137,156	171,967	201,604	260,227	373,292	450,400	572,643

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$10.57	$8.23	$10.19	$8.19	$5.92	N/A	N/A	N/A	N/A	N/A
End of period	$14.75	$10.57	$8.23	$10.19	$8.19	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,758	13,865	16,260	4,974	2,477	N/A	N/A	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$12.50	$10.92	$10.47	$9.34	$6.68	$9.92	N/A	N/A	N/A	N/A
End of period	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,011	12,430	11,559	12,095	10,331	9,175	N/A	N/A	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$13.60	$11.83	$10.87	$9.80	$6.90	$9.91	N/A	N/A	N/A	N/A
End of period	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	5,139	5,235	8,396	10,524	6,003	-	N/A	N/A	N/A	N/A

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$12.42	$11.18	$10.09	$8.67	$7.13	$9.76	N/A	N/A	N/A	N/A
End of period	$16.00	$12.42	$11.18	$10.09	$8.67	$7.13	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	22,394	17,017	13,397	6,058	2,007	-	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$12.88	$11.46	$10.92	$9.69	$6.26	$9.92	N/A	N/A	N/A	N/A
End of period	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,922	7,620	4,600	3,846	7,550	299	N/A	N/A	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$13.87	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	$11.10	N/A
End of period	$17.18	$13.87	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86	N/A
Accumulation units outstanding at the end of period	202,684	213,853	228,200	245,613	283,408	376,822	493,219	666,058	877,224	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$12.87	$12.01	$11.83	$11.04	$9.87	$11.62	$11.10	$10.45	$10.22	N/A
End of period	$13.25	$12.87	$12.01	$11.83	$11.04	$9.87	$11.62	$11.10	$10.45	N/A
Accumulation units outstanding at the end of period	69,770	76,821	77,025	137,471	149,371	140,413	98,024	45,104	41,606	N/A

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$13.97	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	$11.00	N/A
End of period	$16.87	$13.97	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64	N/A
Accumulation units outstanding at the end of period	341,787	426,225	474,638	514,776	579,201	795,216	983,479	1,136,111	1,439,324	N/A

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$13.14	$12.03	$12.11	$11.04	$9.45	$12.18	$11.48	$10.55	$10.20	N/A
End of period	$14.30	$13.14	$12.03	$12.11	$11.04	$9.45	$12.18	$11.48	$10.55	N/A
Accumulation units outstanding at the end of period	65,212	53,220	51,068	63,794	53,211	43,654	112,774	47,298	42,400	N/A

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$14.22	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	$10.87	N/A
End of period	$16.23	$14.22	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39	N/A
Accumulation units outstanding at the end of period	286,900	314,699	368,769	444,642	511,939	621,617	751,342	939,984	1,148,789	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$10.89	$9.07	$9.73	$8.98	$6.38	$10.06	N/A	N/A	N/A	N/A
End of period	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	7,804	5,097	1,620	1,929	3,871	18,369	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$14.50	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	$10.94	N/A
End of period	$19.80	$14.50	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44	N/A
Accumulation units outstanding at the end of period	83,208	91,930	91,619	103,549	146,107	177,348	226,642	272,098	343,965	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$24.89	$22.25	$22.92	$18.20	$12.58	$21.51	$18.63	$17.71	$15.76	$13.55
End of period	$33.48	$24.89	$22.25	$22.92	$18.20	$12.58	$21.51	$18.63	$17.71	$15.76
Accumulation units outstanding at the end of period	90,800	105,705	118,054	131,841	158,215	195,045	247,457	349,519	415,799	550,002

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54	$10.21	N/A	N/A	N/A
End of period	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54	N/A	N/A	N/A
Accumulation units outstanding at the end of period	44,406	34,082	30,657	68,183	27,575	6,689	11,475	N/A	N/A	N/A

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$14.22	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	$11.29	N/A
End of period	$19.21	$14.22	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81	N/A
Accumulation units outstanding at the end of period	37,723	46,618	46,898	47,108	65,834	74,616	119,140	99,148	90,681	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$14.84	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	$10.88	N/A
End of period	$17.45	$14.84	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29	N/A
Accumulation units outstanding at the end of period	193,512	197,954	209,125	222,201	247,155	308,886	391,124	506,726	574,581	N/A

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$11.20	$11.37	$11.54	$11.71	$11.87	$11.79	$11.43	$11.10	$10.97	$11.05
End of period	$11.03	$11.20	$11.37	$11.54	$11.71	$11.87	$11.79	$11.43	$11.10	$10.97
Accumulation units outstanding at the end of period	110,333	184,426	165,832	231,871	295,296	382,618	586,962	393,760	401,853	428,197

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$15.36	$13.41	$13.89	$12.41	$10.16	$15.47	$14.56	$12.22	$11.47	N/A
End of period	$19.84	$15.36	$13.41	$13.89	$12.41	$10.16	$15.47	$14.56	$12.22	N/A
Accumulation units outstanding at the end of period	10,402	14,830	17,942	15,717	21,723	31,325	28,040	59,540	38,517	N/A

STATEMENT OF ADDITIONAL INFORMATION

April 28 , 201 4

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® and
Jackson National Separate Account III

This Statement of Additional Information is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 28 , 201 4 .  The Prospectus may be obtained from Jackson National Life Insurance Company (Jackson®) by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or calling 1-800-644-4565.

TABLE OF CONTENTS
Page
General Information and History	2
Services	9
Purchase of Securities Being Offered	9
Underwriters	9
Calculation of Performance	10
Additional Tax Information	1 1
Annuity Provisions	2 1
Net Investment Factor	22
Financial Statements of the Separate Account	Appendix A
Financial Statements of Jackson	Appendix B

General Information and History

Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company.  Jackson is a wholly owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "Dow Jones U.S. Select Dividend Index," "Dow Jones U.S. Contrarian Opportunities," "Dow Jones Industrial Average," "Dow Jones Select Dividend Index," and "The Dow 10," "Dow Jones Brookfield Global Infrastructure Index," "STANDARD & POOR'S®," "S&P®," "S&P 500®," "S&P MIDCAP 400 Index®," "STANDARD & POOR'S MIDCAP 400 Index®," "S&P SmallCap 600 Index®" and "STANDARD & POOR'S 500®" (collectively, the "Indices") are products of S&P Dow Jones Indices LLC or its affiliates ("SPDJI"), and has been licensed for use by Jackson National Life Insurance Company ("Jackson").  "Dow Jones®", "Dow Jones Industrial Average", "DJIA®", "Dow Jones Select Dividend Index", "The Dow®" and "The Dow 10" are service and/or trademarks of Dow Jones Trademark Holdings, LLC ("Dow Jones") and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® ("Jackson").

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, "Brookfield") and has been licensed for use. Standard & Poor's®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor's Financial Services LLC; Dow Jones U.S. Contrarian Opportunities Index is a service mark of Dow Jones; Brookfield® is a registered trademark of Brookfield Office Properties, Inc. ; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund, the JNL/Mellon Capital DowSM Dividend Fund, the JNL/Mellon Capital JNL Optimized 5 Fund, the JNL/Mellon Capital Communications Sector Fund, the JNL/Mellon Capital Consumer Brands Sector Fund, the JNL/Mellon Capital Financial Sector Fund, the JNL/Mellon Capital Healthcare Sector Fund, the JNL/Mellon Capital Oil & Gas Sector Fund, and the JNL/Mellon Capital Technology Sector Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the "Products") are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor's Financial Services LLC, Brookfield or any of their respective affiliates (collectively, "S&P Dow Jones Indices").

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices' only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES .  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIB I LITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor's Financial Services LLC.  S&P Capital IQ is a trademark of Standard Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund and JNL/S&P 4 Fund. SPIAS is co-Sub-Adviser with Mellon Capital for the following funds: JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund .

Standard & Poor's Investment Advisory Services LLC ("SPIAS") is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial , Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a "fiduciary" or as an "investment manager," as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor's assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor's  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P's credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P's opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations).  The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s).  The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance.  The Corporations' only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s).  Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®.  The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash.  The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The Nasdaq-100®," "Nasdaq-100 Index®," "Nasdaq Stock Market®" and "Nasdaq®" are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson.  The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq®25 Fund or the JNL/Mellon Capital JNL Optimized 5 Fund.  The JNL/Mellon Capital Nasdaq® 25 Fund and the JNL/Mellon Capital JNL Optimized 5 Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations.  THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 25 FUND AND THE JNL/MELLON CAPITAL JNL OPTIMIZED 5 FUND.

"NYSE®" is a registered mark of, and "NYSE International 100 IndexSM" is a service mark of, the New York Stock Exchange, Inc. ("NYSE") and have been licensed for use for certain purposes by Jackson National Asset Management, LLC.  The JNL/Mellon Capital NYSE® International 25 Fund is not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in the JNL/Mellon Capital NYSE® International 25 Fund.

"NYSE International 100 IndexSM" is a service mark of NYSE Group, Inc.  NYSE Group, Inc. has no relationship to Jackson National Asset Management, LLC, other than the licensing of the "NYSE International 100 IndexSM" (the "Index") and its service marks for use in connection with the JNL/Mellon Capital NYSE® International 25 Fund.

NYSE Group, Inc. does not:
•Sponsor, endorse, sell or promote the JNL/Mellon Capital NYSE® International 25 Fund.
•Recommend that any person invest in the JNL/Mellon Capital NYSE® International 25 Fund or any other securities.
•Have any responsibility or liability for or make any decisions about the timing, amount or pricing of JNL/Mellon Capital NYSE® International 25 Fund.
•Have any responsibility or liability for the administration, management or marketing of the JNL/Mellon Capital NYSE® International 25 Fund.
•Consider the needs of the JNL/Mellon Capital NYSE® International 25 Fund or the owners of the JNL/Mellon Capital NYSE® International 25 Fund in determining, composing or calculating the NYSE International 100 IndexSM or have any obligation to do so.

NYSE Group, Inc. and its affiliates will not have any liability in connection with the JNL/Mellon Capital NYSE® International 25 Fund.  Specifically,

•NYSE Group, Inc. and its affiliates make no warranty, express or implied, and NYSE Group, Inc. and its affiliates disclaim any warranty about:
•The results to be obtained by the JNL/Mellon Capital NYSE® International 25 Fund, the owner of the JNL/Mellon Capital NYSE® International 25 Fund or any other person in connection with the use of the Index and the data included in the NYSE International 100 IndexSM;
•The accuracy or completeness of the Index and its data;
•The merchantability and the fitness for a particular purpose or use of the Index and its data;
•NYSE Group, Inc. will have no liability for any errors, omissions or interruptions in the Index or its data;
•Under no circumstances will NYSE Group, Inc. or any of its affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if NYSE Group, Inc. knows that they might occur.

The licensing agreement between Jackson National Asset Management, LLC and NYSE Group, Inc. is solely for their benefit and not for the benefit of the owners of the JNL/Mellon Capital NYSE® International 25 Fund or any other third parties.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell").  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Jackson has entered into a License Agreement with Value Line®.  Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor.  VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System.  The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System.  VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM.  VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE.  VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM.  VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND AND THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES").  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Services

Jackson keeps the assets of the Separate Account.  Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of Jackson National Separate Account III and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC ("JNAM"), the Funds' investment adviser and administrator.  Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services.  For the past three years, Jackson paid $430,000 in 2011, $450,000 in 2012 , and $520,500 in 2013 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold.  The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237.  JNLD is a subsidiary of Jackson National.

The aggregate amount of underwriting commissions paid to broker/dealers $1,543,124 in 2011 ,  $1,388,381 in 2012 , and $1,437,394 in 2013 .  JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts.  Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund.  We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period.  The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent.  Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge.  The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period.  No deduction is made for premium taxes which may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis.  Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.  Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.  Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods.  If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate.  Any quotation of performance should not be considered a guarantee of future performance.  Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management.  An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division.  The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period.  Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period.  The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission.  Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund.  The yield on amounts held in the Investment Division normally will fluctuate over time.  Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return.  An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent.  We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period.  The JNL/WMC Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7).  The JNL/WMC Money Market Division's effective yield is computed similarly, but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Money Market Division's yield and effective yield will fluctuate daily.  Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion.  The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information.  There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant.  It should be noted that neither a Contract owner's investment in the JNL/WMC Money Market Division nor that Division's investment in the JNL/WMC Money Market Fund, is guaranteed or insured.  Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER.  JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.  PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS.  MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code").  For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs taxation of annuities in general.  An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected.  For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract.  For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis.  The taxable portion of a withdrawal is taxed at ordinary income tax rates.  Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income.  All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract.  The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made.  No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract).  For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income.  As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts.  T hese levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately.  Owners should consult their own tax advisers for more information.

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer.  This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals).  Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement.  If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%.  If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate.  A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts.  The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department").  Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.  The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts.  These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above.  Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account.  Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets.  Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.  Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time.  The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion.  The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects.  The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 10 1 Investment Divisions and at least one Fixed Account option although a Contract owner can select no more than 18 Allocation Options at any one time.  The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30 day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract.  At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution.  Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts.  For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange.  Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange.  Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule.  Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities.  Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies).  However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans.  Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences.  Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances.  Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity.  The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income.  In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract.  If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan.  If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable.  If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary.  The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments.  Estate or gift taxes may also apply.

IRS Approval

The Contract, and all riders attached thereto, has been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans.  Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts.  It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal.  Withdrawn earnings are included in a taxpayer's gross income.  Section 72 further provides that a 10% penalty will apply to the income portion of any distribution.  The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan.  Special tax rules may be available for certain distributions from a tax-qualified Contract.  Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A.  To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an  IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code).  The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.  The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship.  Hardship withdrawals do not include any earnings on salary reduction contributions.  These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988.  The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans.  Tax penalties may also apply.  While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion.  Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA.  Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used.  Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs.  If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans.  Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan.  Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.  Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures.  Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound.  Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred.  However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan.  Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used.  Such descriptions are not exhaustive and are for general informational purposes only.  The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances.  Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein.  Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization.  Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.  Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts.  (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women.  The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex.  Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax‑Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax‑sheltered annuity is limited to certain maximums imposed by the Code.  Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts.  Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income.  IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions.  Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.  Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity.  Purchase payments for Roth IRA annuities are limited to a maximum of $5,500 for 201 4 .  The limit will be adjusted annually for inflation in $500 increments.  In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions.  The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000.  The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels.  For 2013, these levels are $11 4 ,000 in the case of single taxpayers, $1 81 ,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately.  These levels are indexed annually in $1,000 increments.  An overall $5,500 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax.  A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor.  Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution.  Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity.  The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity.  Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity.  The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over.  There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit‑Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees.  These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design.  However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code.  The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary.  As a general rule, the maximum amount which can be deferred in any one year is the lesser of 100% of the participant's includible compensation, or the $17,500 elective deferral limitation in 201 4 .  The limit is indexed for inflation in $500 increments annually.  In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions.  The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $5,500.
The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.
In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age.  Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.
All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries.  For this purpose, custodial accounts and certain annuity Contracts are treated as trusts.  The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer.  In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code.  In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.
In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

●	attains age 70 1/2,
●	severs employment,
●	dies, or
●	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457.   Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 3%.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3%.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an investment division from one valuation date to the next.  The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)

a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)

is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

APPENDIX A

Jackson National Separate Account III

Financial Statements

December 31, 2013

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund
Assets
Investments, at fair value (a)	$-	$-	$124,487	$9,519	$235,274	$34,753	$28,801	$18,800	$108,907	$27,576
Receivables:
Investments in Fund shares sold	-	-	5	-	10	9	1	1	4	1
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	-	-	124,492	9,519	235,284	34,762	28,802	18,801	108,911	27,577

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	-	-	-	-	8	-	-	-	-
Insurance fees due to Jackson	-	-	5	-	10	1	1	1	4	1
Total liabilities	-	-	5	-	10	9	1	1	4	1
Net assets (Note 6)	$-	$-	$124,487	$9,519	$235,274	$34,753	$28,801	$18,800	$108,907	$27,576

(a) Investments in Funds, shares outstanding	-	-	10,704	584	14,165	2,070	1,777	1,575	7,270	2,616
Investments in Funds, at cost	$-	$-	$103,802	$7,673	$200,958	$32,934	$28,655	$17,138	$84,581	$28,313

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund
Assets
Investments, at fair value (a)	$113,595	$18,055	$183,696	$194,876	$75,135	$255,654	$304,894	$1,745,697	$258,058	$701,179
Receivables:
Investments in Fund shares sold	5	1	234	8	3	11	13	72	11	29
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	113,600	18,056	183,930	194,884	75,138	255,665	304,907	1,745,769	258,069	701,208

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	-	226	-	-	-	-	-	-	-
Insurance fees due to Jackson	5	1	8	8	3	11	13	72	11	29
Total liabilities	5	1	234	8	3	11	13	72	11	29
Net assets (Note 6)	$113,595	$18,055	$183,696	$194,876	$75,135	$255,654	$304,894	$1,745,697	$258,058	$701,179

(a) Investments in Funds, shares outstanding	8,606	1,438	11,798	15,154	6,074	22,908	24,688	62,976	17,448	62,051
Investments in Funds, at cost	$90,635	$17,593	$141,953	$155,823	$67,983	$230,580	$256,452	$1,211,702	$216,066	$623,780

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund
Assets
Investments, at fair value (a)	$1,501,242	$833,872	$339,649	$10,254	$46,867	$372,640	$260,540	$266,145	$1,058,991	$68,367
Receivables:
Investments in Fund shares sold	62	34	14	-	2	20	11	11	44	3
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	1,501,304	833,906	339,663	10,254	46,869	372,660	260,551	266,156	1,059,035	68,370

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	-	-	-	-	5	-	-	-	-
Insurance fees due to Jackson	62	34	14	-	2	15	11	11	44	3
Total liabilities	62	34	14	-	2	20	11	11	44	3
Net assets (Note 6)	$1,501,242	$833,872	$339,649	$10,254	$46,867	$372,640	$260,540	$266,145	$1,058,991	$68,367

(a) Investments in Funds, shares outstanding	48,505	79,115	11,676	1,356	6,564	31,446	22,326	22,197	90,281	6,115
Investments in Funds, at cost	$983,288	$740,757	$251,660	$10,408	$43,156	$265,682	$181,213	$263,793	$933,308	$57,573

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Assets
Investments, at fair value (a)	$473,732	$376,081	$874,430	$60,428	$162,540	$42,076	$296,356	$567,046	$926,495	$1,177,368
Receivables:
Investments in Fund shares sold	216	15	36	2	7	2	12	23	38	48
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	473,948	376,096	874,466	60,430	162,547	42,078	296,368	567,069	926,533	1,177,416

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	197	-	-	-	-	-	-	-	-	-
Insurance fees due to Jackson	19	15	36	2	7	2	12	23	38	48
Total liabilities	216	15	36	2	7	2	12	23	38	48
Net assets (Note 6)	$473,732	$376,081	$874,430	$60,428	$162,540	$42,076	$296,356	$567,046	$926,495	$1,177,368

(a) Investments in Funds, shares outstanding	40,421	22,642	76,436	5,273	13,489	3,665	30,148	44,197	55,512	77,204
Investments in Funds, at cost	$359,818	$212,309	$901,237	$67,763	$144,045	$31,275	$279,304	$468,770	$720,965	$949,747

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund
Assets
Investments, at fair value (a)	$304,882	$628,532	$657,829	$617,019	$187,779	$99,196	$60,038	$-	$82,967	$252,008
Receivables:
Investments in Fund shares sold	13	35	27	25	8	4	2	-	3	10
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	304,895	628,567	657,856	617,044	187,787	99,200	60,040	-	82,970	252,018

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	9	-	-	-	-	-	-	-	-
Insurance fees due to Jackson	13	26	27	25	8	4	2	-	3	10
Total liabilities	13	35	27	25	8	4	2	-	3	10
Net assets (Note 6)	$304,882	$628,532	$657,829	$617,019	$187,779	$99,196	$60,038	$-	$82,967	$252,008

(a) Investments in Funds, shares outstanding	15,563	41,597	78,688	19,865	14,323	9,042	4,441	-	7,495	12,858
Investments in Funds, at cost	$191,167	$463,697	$673,877	$465,513	$188,983	$92,411	$60,804	$-	$57,316	$165,723

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow Dividend Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund
Assets
Investments, at fair value (a)	$434,397	$6,317	$93,568	$-	$21,473	$126,192	$15,621	$44,868	$8,361	$219,381
Receivables:
Investments in Fund shares sold	292	-	4	-	1	5	1	35	-	164
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	434,689	6,317	93,572	-	21,474	126,197	15,622	44,903	8,361	219,545

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	274	-	-	-	-	-	-	33	-	155
Insurance fees due to Jackson	18	-	4	-	1	5	1	2	-	9
Total liabilities	292	-	4	-	1	5	1	35	-	164
Net assets (Note 6)	$434,397	$6,317	$93,568	$-	$21,473	$126,192	$15,621	$44,868	$8,361	$219,381

(a) Investments in Funds, shares outstanding	37,384	1,388	5,424	-	1,516	12,420	1,187	4,390	831	10,796
Investments in Funds, at cost	$431,637	$4,110	$66,741	$-	$19,517	$122,289	$13,369	$36,352	$8,435	$158,500

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC Index 5 Fund	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund
Assets
Investments, at fair value (a)	$97,909	$420,339	$4,713,111	$349,302	$73,923	$14,962	$898,074	$13,524	$62,890	$362,763
Receivables:
Investments in Fund shares sold	4	97	871	14	3	1	107	1	3	147
Investment Division units sold	-	28	-	-	-	-	-	-	-	-
Total assets	97,913	420,464	4,713,982	349,316	73,926	14,963	898,181	13,525	62,893	362,910

Liabilities
Payables:
Investments in Fund shares purchased	-	28	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	80	677	-	-	-	70	-	-	132
Insurance fees due to Jackson	4	17	194	14	3	1	37	1	3	15
Total liabilities	4	125	871	14	3	1	107	1	3	147
Net assets (Note 6)	$97,909	$420,339	$4,713,111	$349,302	$73,923	$14,962	$898,074	$13,524	$62,890	$362,763

(a) Investments in Funds, shares outstanding	8,025	28,969	389,192	31,132	3,891	2,150	26,009	973	4,241	19,545
Investments in Funds, at cost	$72,071	$387,708	$4,024,478	$301,832	$56,276	$13,642	$732,122	$11,990	$45,282	$281,133

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/MC S&P 500 Index Fund	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Global Growth Fund
Assets
Investments, at fair value (a)	$1,727,095	$156,003	$-	$1,249,321	$160,241	$115,974	$-	$3,639	$5,562	$551,567
Receivables:
Investments in Fund shares sold	864	6	-	181	66	5	-	-	-	23
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	1,727,959	156,009	-	1,249,502	160,307	115,979	-	3,639	5,562	551,590

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	793	-	-	130	59	-	-	-	-	-
Insurance fees due to Jackson	71	6	-	51	7	5	-	-	-	23
Total liabilities	864	6	-	181	66	5	-	-	-	23
Net assets (Note 6)	$1,727,095	$156,003	$-	$1,249,321	$160,241	$115,974	$-	$3,639	$5,562	$551,567

(a) Investments in Funds, shares outstanding	112,735	11,223	-	74,144	17,570	7,938	-	277	530	38,679
Investments in Funds, at cost	$1,203,257	$101,087	$-	$715,814	$130,630	$80,933	$-	$2,591	$5,382	$428,806

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Assets
Investments, at fair value (a)	$616,280	$4,360,897	$247,504	$1,566,443	$47,259	$149,750	$1,082,045	$202,872	$247,781	$98,381
Receivables:
Investments in Fund shares sold	25	343	10	64	2	6	44	8	20	4
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	616,305	4,361,240	247,514	1,566,507	47,261	149,756	1,082,089	202,880	247,801	98,385

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	164	-	-	-	-	-	-	10	-
Insurance fees due to Jackson	25	179	10	64	2	6	44	8	10	4
Total liabilities	25	343	10	64	2	6	44	8	20	4
Net assets (Note 6)	$616,280	$4,360,897	$247,504	$1,566,443	$47,259	$149,750	$1,082,045	$202,872	$247,781	$98,381

(a) Investments in Funds, shares outstanding	60,420	345,828	22,707	218,168	3,165	11,970	60,214	16,670	14,784	5,849
Investments in Funds, at cost	$733,081	$4,242,689	$244,984	$1,563,590	$37,497	$130,347	$798,176	$171,769	$166,306	$64,982

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Assets
Investments, at fair value (a)	$358,411	$283,812	$3,482,698	$924,720	$5,764,314	$932,492	$4,656,220	$126,952	$1,647,903	$3,039,600
Receivables:
Investments in Fund shares sold	15	12	143	38	237	75	191	5	298	125
Investment Division units sold	-	-	-	-	-	-	-	-	-	-
Total assets	358,426	283,824	3,482,841	924,758	5,764,551	932,567	4,656,411	126,957	1,648,201	3,039,725

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-	-	-	-	-	-
Investment Division units redeemed	-	-	-	-	-	37	-	-	230	-
Insurance fees due to Jackson	15	12	143	38	237	38	191	5	68	125
Total liabilities	15	12	143	38	237	75	191	5	298	125
Net assets (Note 6)	$358,411	$283,812	$3,482,698	$924,720	$5,764,314	$932,492	$4,656,220	$126,952	$1,647,903	$3,039,600

(a) Investments in Funds, shares outstanding	25,169	18,205	211,329	77,382	402,255	71,785	330,932	8,475	49,442	81,121
Investments in Funds, at cost	$300,615	$230,842	$2,414,251	$845,561	$4,595,152	$828,972	$3,752,375	$94,712	$1,031,976	$2,189,671

See notes to the financial statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Assets
Investments, at fair value (a)	$463,254	$724,780	$3,375,960	$1,217,043	$206,322
Receivables:
Investments in Fund shares sold	19	30	337	50	8
Investment Division units sold	-	-	-	-	-
Total assets	463,273	724,810	3,376,297	1,217,093	206,330

Liabilities
Payables:
Investments in Fund shares purchased	-	-	-	-	-
Investment Division units redeemed	-	-	198	-	-
Insurance fees due to Jackson	19	30	139	50	8
Total liabilities	19	30	337	50	8
Net assets (Note 6)	$463,254	$724,780	$3,375,960	$1,217,043	$206,322

(a) Investments in Funds, shares outstanding	46,605	44,934	160,226	1,217,043	8,967
Investments in Funds, at cost	$463,760	$537,634	$2,771,136	$1,217,043	$149,870

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund
Investment income
Dividends	$-	$-	$1,199	$176	$3,535	$324	$308	$99	$842	$587

Expenses
Asset-based charges (Note 3)	-	-	1,718	141	3,219	521	413	135	1,253	436
Total expenses	-	-	1,718	141	3,219	521	413	135	1,253	436
Net investment income (loss)	-	-	(519)	35	316	(197)	(105)	(36)	(411)	151

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	-	2,287	148	4,021	264	663	9	355	130
Investments	-	-	302	275	1,023	1,518	(8)	7	1,063	61
Net change in unrealized appreciation
(depreciation) on investments	-	-	19,494	636	16,780	1,097	1,547	1,662	20,996	(1,707)
Net realized and unrealized gain
(loss)	-	-	22,083	1,059	21,824	2,879	2,202	1,678	22,414	(1,516)

Net increase (decrease) in net assets
from operations	$-	$-	$21,564	$1,094	$22,140	$2,682	$2,097	$1,642	$22,003	$(1,365)

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund
Investment income
Dividends	$637	$-	$1,167	$1,234	$227	$925	$1,404	$376	$1,413	$11,074

Expenses
Asset-based charges (Note 3)	1,531	15	2,060	2,445	628	3,483	5,730	23,197	3,391	9,994
Total expenses	1,531	15	2,060	2,445	628	3,483	5,730	23,197	3,391	9,994
Net investment income (loss)	(894)	(15)	(893)	(1,211)	(401)	(2,558)	(4,326)	(22,821)	(1,978)	1,080

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	216	-	145	245	78	-	-	121,811	4,751	-
Investments	507	-	2,347	2,288	353	2,015	37,295	66,402	5,689	4,709
Net change in unrealized appreciation
(depreciation) on investments	23,350	462	35,570	28,315	4,409	18,095	14,333	327,671	34,481	80,723
Net realized and unrealized gain
(loss)	24,073	462	38,062	30,848	4,840	20,110	51,628	515,884	44,921	85,432

Net increase (decrease) in net assets
from operations	$23,179	$447	$37,169	$29,637	$4,439	$17,552	$47,302	$493,063	$42,943	$86,512

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund
Investment income
Dividends	$17,206	$6,180	$212	$133	$437	$6,598	$2,714	$3,829	$39,707	$475

Expenses
Asset-based charges (Note 3)	21,655	12,708	4,553	144	714	6,847	3,689	1,984	16,220	739
Total expenses	21,655	12,708	4,553	144	714	6,847	3,689	1,984	16,220	739
Net investment income (loss)	(4,449)	(6,528)	(4,341)	(11)	(277)	(249)	(975)	1,845	23,487	(264)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	29,322	6,470	86	-	-	-	11	-	796
Investments	70,694	11,604	21,002	67	543	106,810	9,540	659	55,412	1,713
Net change in unrealized appreciation
(depreciation) on investments	212,115	206,533	50,310	(726)	(2,430)	(8,742)	51,162	(122)	43,306	9,625
Net realized and unrealized gain
(loss)	282,809	247,459	77,782	(573)	(1,887)	98,068	60,702	548	98,718	12,134

Net increase (decrease) in net assets
from operations	$278,360	$240,931	$73,441	$(584)	$(2,164)	$97,819	$59,727	$2,393	$122,205	$11,870

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Investment income
Dividends	$3,619	$2,737	$25,971	$5,078	$559	$62	$9,052	$5,447	$3,090	$1,965

Expenses
Asset-based charges (Note 3)	6,587	5,132	13,440	952	2,498	638	4,036	8,346	10,656	17,965
Total expenses	6,587	5,132	13,440	952	2,498	638	4,036	8,346	10,656	17,965
Net investment income (loss)	(2,968)	(2,395)	12,531	4,126	(1,939)	(576)	5,016	(2,899)	(7,566)	(16,000)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	2,262	35,597	2,117	28,261	663	-	-	55,946	-
Investments	15,471	14,831	4,992	143	10,555	2,843	7,076	13,818	13,297	42,619
Net change in unrealized appreciation
(depreciation) on investments	89,560	81,519	(75,989)	(12,434)	7,535	7,520	(11,783)	78,070	174,939	284,668
Net realized and unrealized gain
(loss)	105,031	98,612	(35,400)	(10,174)	46,351	11,026	(4,707)	91,888	244,182	327,287

Net increase (decrease) in net assets
from operations	$102,063	$96,217	$(22,869)	$(6,048)	$44,412	$10,450	$309	$88,989	$236,616	$311,287

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund
Investment income
Dividends	$321	$7,442	$21,917	$854	$7,794	$1,458	$1,361	$7	$1,403	$5,305

Expenses
Asset-based charges (Note 3)	4,267	8,404	11,042	6,281	6,878	1,494	561	42	1,108	3,329
Total expenses	4,267	8,404	11,042	6,281	6,878	1,494	561	42	1,108	3,329
Net investment income (loss)	(3,946)	(962)	10,875	(5,427)	916	(36)	800	(35)	295	1,976

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	5,756	-	-	-	-	1,765	1,747	-	485	8,894
Investments	16,188	12,772	(26,015)	24,370	22,507	1,501	178	510	4,378	3,913
Net change in unrealized appreciation
(depreciation) on investments	71,500	100,692	145,894	116,288	(46,075)	(5,827)	(1,199)	148	11,941	51,283
Net realized and unrealized gain
(loss)	93,444	113,464	119,879	140,658	(23,568)	(2,561)	726	658	16,804	64,090

Net increase (decrease) in net assets
from operations	$89,498	$112,502	$130,754	$135,231	$(22,652)	$(2,597)	$1,526	$623	$17,099	$66,066

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow Dividend Fund(a)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund
Investment income
Dividends	$9,418	$126	$452	$1,989	$92	$815	$124	$324	$-	$1,203

Expenses
Asset-based charges (Note 3)	7,614	90	1,161	809	145	1,574	218	563	127	2,662
Total expenses	7,614	90	1,161	809	145	1,574	218	563	127	2,662
Net investment income (loss)	1,804	36	(709)	1,180	(53)	(759)	(94)	(239)	(127)	(1,459)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	351	-	1,948	-	-	-	-	210	-	1,689
Investments	10,548	117	4,263	12,599	79	1,724	(57)	1,905	(1)	8,550
Net change in unrealized appreciation
(depreciation) on investments	(36,072)	898	18,433	(1,468)	1,959	(2,528)	3,811	7,518	(116)	44,554
Net realized and unrealized gain
(loss)	(25,173)	1,015	24,644	11,131	2,038	(804)	3,754	9,633	(117)	54,793

Net increase (decrease) in net assets
from operations	$(23,369)	$1,051	$23,935	$12,311	$1,985	$(1,563)	$3,660	$9,394	$(244)	$53,334

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC Index 5 Fund	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund
Investment income
Dividends	$1,363	$9,165	$113,596	$9,140	$522	$482	$9,697	$463	$494	$2,451

Expenses
Asset-based charges (Note 3)	1,356	6,394	64,630	4,512	801	174	12,285	212	813	5,138
Total expenses	1,356	6,394	64,630	4,512	801	174	12,285	212	813	5,138
Net investment income (loss)	7	2,771	48,966	4,628	(279)	308	(2,588)	251	(319)	(2,687)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	1,461	-	-	-	1,422	-	10,274	-	1,124	10,079
Investments	891	(485)	61,633	(151)	623	(188)	26,716	343	640	23,227
Net change in unrealized appreciation
(depreciation) on investments	15,484	73,279	1,021,315	76,385	15,293	2,782	134,935	864	16,343	55,236
Net realized and unrealized gain
(loss)	17,836	72,794	1,082,948	76,234	17,338	2,594	171,925	1,207	18,107	88,542

Net increase (decrease) in net assets
from operations	$17,843	$75,565	$1,131,914	$80,862	$17,059	$2,902	$169,337	$1,458	$17,788	$85,855

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/MC S&P 500 Index Fund	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(a)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(a)	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Global Growth Fund
Investment income
Dividends	$18,963	$1,897	$-	$10,605	$954	$2,034	$2,746	$-	$9	$4,466

Expenses
Asset-based charges (Note 3)	22,743	1,925	15	18,396	2,110	2,327	1,186	47	84	8,162
Total expenses	22,743	1,925	15	18,396	2,110	2,327	1,186	47	84	8,162
Net investment income (loss)	(3,780)	(28)	(15)	(7,791)	(1,156)	(293)	1,560	(47)	(75)	(3,696)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	7,402	1,765	-	52,314	2,467	-	-	6	7	181
Investments	107,161	3,221	1,687	130,130	3,557	23,370	(5,219)	10	4	36,110
Net change in unrealized appreciation
(depreciation) on investments	280,975	32,678	(1,098)	203,275	27,085	18,176	22,735	989	(26)	88,983
Net realized and unrealized gain
(loss)	395,538	37,664	589	385,719	33,109	41,546	17,516	1,005	(15)	125,274

Net increase (decrease) in net assets
from operations	$391,758	$37,636	$574	$377,928	$31,953	$41,253	$19,076	$958	$(90)	$121,578

(a) The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Investment income
Dividends	$9,222	$54,892	$2,389	$91,218	$216	$475	$12,001	$15,326	$1,403	$491

Expenses
Asset-based charges (Note 3)	11,970	75,079	1,691	24,170	755	1,868	15,636	2,617	3,326	1,253
Total expenses	11,970	75,079	1,691	24,170	755	1,868	15,636	2,617	3,326	1,253
Net investment income (loss)	(2,748)	(20,187)	698	67,048	(539)	(1,393)	(3,635)	12,709	(1,923)	(762)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	72,379	5,922	-	33,391	-	9,124	-	-	5,273	5,418
Investments	(11,089)	71,285	324	71,496	7,666	187	43,629	416	17,311	4,021
Net change in unrealized appreciation
(depreciation) on investments	(146,882)	(247,031)	1,603	(70,974)	7,851	29,834	293,279	44,630	52,989	19,558
Net realized and unrealized gain (loss)	(85,592)	(169,824)	1,927	33,913	15,517	39,145	336,908	45,046	75,573	28,997

Net increase (decrease) in net assets
from operations	$(88,340)	$(190,011)	$2,625	$100,961	$14,978	$37,752	$333,273	$57,755	$73,650	$28,235

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Investment income
Dividends	$4,660	$2,245	$21,433	$5,533	$45,820	$4,067	$20,933	$960	$1,011	$-

Expenses
Asset-based charges (Note 3)	4,626	2,414	48,306	14,619	85,803	11,262	67,136	1,267	21,847	43,381
Total expenses	4,626	2,414	48,306	14,619	85,803	11,262	67,136	1,267	21,847	43,381
Net investment income (loss)	34	(169)	(26,873)	(9,086)	(39,983)	(7,195)	(46,203)	(307)	(20,836)	(43,381)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	10,757	11,134	8,745	604	26,740	1,817	14,000	4,364	57,073	174,664
Investments	17,179	3,070	72,802	13,725	215,232	9,157	90,083	2,362	84,299	159,095
Net change in unrealized appreciation
(depreciation) on investments	45,557	46,195	634,002	20,425	875,198	62,578	531,920	25,261	339,377	561,406
Net realized and unrealized gain (loss)	73,493	60,399	715,549	34,754	1,117,170	73,552	636,003	31,987	480,749	895,165

Net increase (decrease) in net assets
from operations	$73,527	$60,230	$688,676	$25,668	$1,077,187	$66,357	$589,800	$31,680	$459,913	$851,784

See notes to the financial statements.

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends	$6,007	$7,609	$43,826	$8	$3,423

Expenses
Asset-based charges (Note 3)	6,091	10,667	48,918	23,578	3,629
Total expenses	6,091	10,667	48,918	23,578	3,629
Net investment income (loss)	(84)	(3,058)	(5,092)	(23,570)	(206)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	-	25,092	46,027	5	7,363
Investments	1,357	58,223	141,650	-	28,253
Net change in unrealized appreciation
(depreciation) on investments	(6,922)	133,698	329,157	-	24,918
Net realized and unrealized gain (loss)	(5,565)	217,013	516,834	5	60,534

Net increase (decrease) in net assets
from operations	$(5,649)	$213,955	$511,742	$(23,565)	$60,328

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund
Operations
Net investment income (loss)	$-	$-	$(519)	$35	$316	$(197)	$(105)	$(36)	$(411)	$151
Net realized gain (loss) on investments	-	-	2,589	423	5,044	1,782	655	16	1,418	191
Net change in unrealized appreciation
(depreciation) on investments	-	-	19,494	636	16,780	1,097	1,547	1,662	20,996	(1,707)
Net increase (decrease) in net assets
from operations	-	-	21,564	1,094	22,140	2,682	2,097	1,642	22,003	(1,365)

Contract transactions 1
Purchase payments	-	-	-	-	-	-	-	-	-	2,051
Surrenders and terminations	-	-	(448)	(1,484)	(4,667)	(22,191)	(388)	-	(1,465)	(6,365)
Transfers between Investment Divisions	-	-	(1,096)	205	13,305	24,956	673	17,158	17,410	535
Contract owner charges (Note 3)	-	-	(13)	(5)	(50)	(112)	(6)	-	-	(10)
Net increase (decrease) in net assets from
contract transactions	-	-	(1,557)	(1,284)	8,588	2,653	279	17,158	15,945	(3,789)

Net increase (decrease) in net assets	-	-	20,007	(190)	30,728	5,335	2,376	18,800	37,948	(5,154)

Net assets beginning of period	-	-	104,480	9,709	204,546	29,418	26,425	-	70,959	32,730

Net assets end of period	$-	$-	$124,487	$9,519	$235,274	$34,753	$28,801	$18,800	$108,907	$27,576

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	-	-	10,423	659	13,342	1,888	1,646	-	6,346	2,954

Units Issued	-	-	6	19	807	2,518	41	1,605	1,369	239
Units Redeemed	-	-	(153)	(102)	(297)	(2,354)	(24)	-	(249)	(590)

Units Outstanding at December 31, 2013	-	-	10,276	576	13,852	2,052	1,663	1,605	7,466	2,603

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund
Operations
Net investment income (loss)	$(894)	$(15)	$(893)	$(1,211)	$(401)	$(2,558)	$(4,326)	$(22,821)	$(1,978)	$1,080
Net realized gain (loss) on investments	723	-	2,492	2,533	431	2,015	37,295	188,213	10,440	4,709
Net change in unrealized appreciation
(depreciation) on investments	23,350	462	35,570	28,315	4,409	18,095	14,333	327,671	34,481	80,723
Net increase (decrease) in net assets
from operations	23,179	447	37,169	29,637	4,439	17,552	47,302	493,063	42,943	86,512

Contract transactions 1
Purchase payments	5,799	-	-	-	-	3,499	-	25,667	6,826	7,696
Surrenders and terminations	(1,610)	-	(13,635)	(12,513)	(839)	(18,438)	(115,348)	(157,387)	(19,420)	(7,570)
Transfers between Investment Divisions	(2,323)	17,608	63,739	23,444	36,583	64,077	(142,531)	(21,030)	61,314	(28,915)
Contract owner charges (Note 3)	-	-	-	(27)	-	(63)	(9)	(1,818)	(6)	(163)
Net increase (decrease) in net assets
from contract transactions	1,866	17,608	50,104	10,904	35,744	49,075	(257,888)	(154,568)	48,714	(28,952)

Net increase (decrease) in net assets	25,045	18,055	87,273	40,541	40,183	66,627	(210,586)	338,495	91,657	57,560

Net assets beginning of period	88,550	-	96,423	154,335	34,952	189,027	515,480	1,407,202	166,401	643,619

Net assets end of period	$113,595	$18,055	$183,696	$194,876	$75,135	$255,654	$304,894	$1,745,697	$258,058	$701,179

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	8,701	-	8,407	14,727	3,183	18,543	48,858	97,192	13,751	49,138

Units Issued	661	1,467	4,858	2,391	3,342	7,438	3,973	5,691	7,158	3,169
Units Redeemed	(503)	-	(1,035)	(1,531)	(261)	(2,734)	(27,169)	(14,824)	(3,371)	(5,277)

Units Outstanding at December 31, 2013	8,859	1,467	12,230	15,587	6,264	23,247	25,662	88,059	17,538	47,030

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund
Operations
Net investment income (loss)	$(4,449)	$(6,528)	$(4,341)	$(11)	$(277)	$(249)	$(975)	$1,845	$23,487	$(264)
Net realized gain (loss) on investments	70,694	40,926	27,472	153	543	106,810	9,540	670	55,412	2,509
Net change in unrealized appreciation
(depreciation) on investments	212,115	206,533	50,310	(726)	(2,430)	(8,742)	51,162	(122)	43,306	9,625
Net increase (decrease) in net assets
from operations	278,360	240,931	73,441	(584)	(2,164)	97,819	59,727	2,393	122,205	11,870

Contract transactions 1
Purchase payments	13,138	1,779	-	-	-	-	-	-	200	2,051
Surrenders and terminations	(85,590)	(149,841)	(51,518)	(1,409)	(1,394)	(215,256)	(13,693)	(28,825)	(94,160)	(18,809)
Transfers between Investment Divisions	(82,689)	(48,634)	76,662	1,329	(2,506)	(284,270)	3,858	260,238	73,442	65,125
Contract owner charges (Note 3)	(1,412)	(305)	(92)	(13)	(24)	(146)	(80)	(29)	(188)	(22)
Net increase (decrease) in net assets from
contract transactions	(156,553)	(197,001)	25,052	(93)	(3,924)	(499,672)	(9,915)	231,384	(20,706)	48,345

Net increase (decrease) in net assets	121,807	43,930	98,493	(677)	(6,088)	(401,853)	49,812	233,777	101,499	60,215

Net assets beginning of period	1,379,435	789,942	241,156	10,931	52,955	774,493	210,728	32,368	957,492	8,152

Net assets end of period	$1,501,242	$833,872	$339,649	$10,254	$46,867	$372,640	$260,540	$266,145	$1,058,991	$68,367

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	114,235	68,956	13,724	1,069	5,454	79,984	24,015	2,773	78,252	966

Units Issued	5,240	2,587	5,678	215	546	1,408	3,201	22,125	35,918	9,446
Units Redeemed	(17,066)	(16,877)	(4,363)	(201)	(983)	(49,880)	(4,093)	(2,544)	(37,159)	(4,208)

Units Outstanding at December 31, 2013	102,409	54,666	15,039	1,083	5,017	31,512	23,123	22,354	77,011	6,204

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund
Operations
Net investment income (loss)	$(2,968)	$(2,395)	$12,531	$4,126	$(1,939)	$(576)	$5,016	$(2,899)	$(7,566)	$(16,000)
Net realized gain (loss) on investments	15,471	17,093	40,589	2,260	38,816	3,506	7,076	13,818	69,243	42,619
Net change in unrealized appreciation
(depreciation) on investments	89,560	81,519	(75,989)	(12,434)	7,535	7,520	(11,783)	78,070	174,939	284,668
Net increase (decrease) in net assets
from operations	102,063	96,217	(22,869)	(6,048)	44,412	10,450	309	88,989	236,616	311,287

Contract transactions 1
Purchase payments	7,696	2,051	105	-	3,076	8,601	3,981	11,492	105	8,691
Surrenders and terminations	(22,244)	(16,759)	(80,421)	(1,541)	(19,369)	(618)	(34,937)	(64,071)	(36,838)	(279,704)
Transfers between Investment Divisions	(7,900)	(4,845)	19,440	1,015	(25,005)	(1,336)	107,787	(21,431)	246,286	(67,511)
Contract owner charges (Note 3)	(128)	(90)	(393)	(29)	(34)	(1)	(117)	(362)	(128)	(514)
Net increase (decrease) in net assets from
contract transactions	(22,576)	(19,643)	(61,269)	(555)	(41,332)	6,646	76,714	(74,372)	209,425	(339,038)

Net increase (decrease) in net assets	79,487	76,574	(84,138)	(6,603)	3,080	17,096	77,023	14,617	446,041	(27,751)

Net assets beginning of period	394,245	299,507	958,568	67,031	159,460	24,980	219,333	552,429	480,454	1,205,119

Net assets end of period	$473,732	$376,081	$874,430	$60,428	$162,540	$42,076	$296,356	$567,046	$926,495	$1,177,368

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	43,435	22,587	50,906	4,520	12,168	2,785	15,796	43,820	39,931	63,649

Units Issued	4,614	1,079	2,036	82	495	2,945	8,458	4,378	21,857	2,259
Units Redeemed	(6,751)	(2,242)	(5,301)	(114)	(3,177)	(2,182)	(3,170)	(9,822)	(5,788)	(17,686)

Units Outstanding at December 31, 2013	41,298	21,424	47,641	4,488	9,486	3,548	21,084	38,376	56,000	48,222

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(a)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund
Operations
Net investment income (loss)	$(3,946)	$(962)	$10,875	$(5,427)	$916	$(36)	$800	$(35)	$295	$1,976
Net realized gain (loss) on investments	21,944	12,772	(26,015)	24,370	22,507	3,266	1,925	510	4,863	12,807
Net change in unrealized appreciation
(depreciation) on investments	71,500	100,692	145,894	116,288	(46,075)	(5,827)	(1,199)	148	11,941	51,283
Net increase (decrease) in net assets
from operations	89,498	112,502	130,754	135,231	(22,652)	(2,597)	1,526	623	17,099	66,066

Contract transactions 1
Purchase payments	105	15,701	-	-	-	-	-	-	-	-
Surrenders and terminations	(35,298)	(26,205)	(171,257)	(3,558)	(27,212)	(8,688)	(3,691)	(18)	(14,270)	(4,478)
Transfers between Investment Divisions	5,239	8,793	(78,901)	240,815	(458,651)	1,267	50,426	(4,227)	9,423	(7,077)
Contract owner charges (Note 3)	(50)	(73)	(322)	(94)	(128)	(31)	(5)	-	(63)	(43)
Net increase (decrease) in net assets from
contract transactions	(30,004)	(1,784)	(250,480)	237,163	(485,991)	(7,452)	46,730	(4,245)	(4,910)	(11,598)

Net increase (decrease) in net assets	59,494	110,718	(119,726)	372,394	(508,643)	(10,049)	48,256	(3,622)	12,189	54,468

Net assets beginning of period	245,388	517,814	777,555	244,625	696,422	109,245	11,782	3,622	70,778	197,540

Net assets end of period	$304,882	$628,532	$657,829	$617,019	$187,779	$99,196	$60,038	$-	$82,967	$252,008

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	14,601	43,853	65,701	16,987	50,018	7,927	866	293	7,400	13,612

Units Issued	1,290	4,091	471	21,627	775	486	3,819	-	828	10
Units Redeemed	(2,707)	(4,245)	(19,722)	(7,991)	(36,604)	(1,026)	(393)	(293)	(1,332)	(742)

Units Outstanding at December 31, 2013	13,184	43,699	46,450	30,623	14,189	7,387	4,292	-	6,896	12,880

(a)	The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow Dividend Fund(a)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund
Operations
Net investment income (loss)	$1,804	$36	$(709)	$1,180	$(53)	$(759)	$(94)	$(239)	$(127)	$(1,459)
Net realized gain (loss) on investments	10,899	117	6,211	12,599	79	1,724	(57)	2,115	(1)	10,239
Net change in unrealized appreciation
(depreciation) on investments	(36,072)	898	18,433	(1,468)	1,959	(2,528)	3,811	7,518	(116)	44,554
Net increase (decrease) in net assets
from operations	(23,369)	1,051	23,935	12,311	1,985	(1,563)	3,660	9,394	(244)	53,334

Contract transactions 1
Purchase payments	4,163	-	-	6,826	-	-	-	-	-	-
Surrenders and terminations	(134,173)	(263)	(9,279)	-	(984)	(11,480)	(1,699)	(1,713)	-	(10,716)
Transfers between Investment Divisions	8,739	(1)	47,365	(87,545)	20,150	72,174	(830)	10,543	-	71,199
Contract owner charges (Note 3)	(110)	-	(86)	(5)	-	(2)	(13)	(10)	-	(107)
Net increase (decrease) in net assets from
contract transactions	(121,381)	(264)	38,000	(80,724)	19,166	60,692	(2,542)	8,820	-	60,376

Net increase (decrease) in net assets	(144,750)	787	61,935	(68,413)	21,151	59,129	1,118	18,214	(244)	113,710

Net assets beginning of period	579,147	5,530	31,633	68,413	322	67,063	14,503	26,654	8,605	105,671

Net assets end of period	$434,397	$6,317	$93,568	$-	$21,473	$126,192	$15,621	$44,868	$8,361	$219,381

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	43,864	324	2,143	9,720	32	6,404	1,237	3,457	856	7,331

Units Issued	7,269	-	3,301	5,834	1,665	9,101	-	2,346	-	5,548
Units Redeemed	(16,798)	(14)	(883)	(15,554)	(150)	(2,742)	(201)	(1,372)	-	(1,913)

Units Outstanding at December 31, 2013	34,335	310	4,561	-	1,547	12,763	1,036	4,431	856	10,966

(a)	The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC Index 5 Fund	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund
Operations
Net investment income (loss)	$7	$2,771	$48,966	$4,628	$(279)	$308	$(2,588)	$251	$(319)	$(2,687)
Net realized gain (loss) on investments	2,352	(485)	61,633	(151)	2,045	(188)	36,990	343	1,764	33,306
Net change in unrealized appreciation
(depreciation) on investments	15,484	73,279	1,021,315	76,385	15,293	2,782	134,935	864	16,343	55,236
Net increase (decrease) in net assets
from operations	17,843	75,565	1,131,914	80,862	17,059	2,902	169,337	1,458	17,788	85,855

Contract transactions 1
Purchase payments	-	1,991	2,277	15,393	-	7,696	-	-	-	-
Surrenders and terminations	(547)	(75,361)	(357,158)	(5,233)	(1,364)	(538)	(48,949)	(1,724)	(840)	(108,490)
Transfers between Investment Divisions	(2,278)	(6,168)	(276,775)	(1,058)	25,107	(1,212)	26,385	(240)	(4,208)	143,958
Contract owner charges (Note 3)	(45)	(100)	(1,248)	(91)	(13)	(10)	(445)	(19)	-	(155)
Net increase (decrease) in net assets from
contract transactions	(2,870)	(79,638)	(632,904)	9,011	23,730	5,936	(23,009)	(1,983)	(5,048)	35,313

Net increase (decrease) in net assets	14,973	(4,073)	499,010	89,873	40,789	8,838	146,328	(525)	12,740	121,168

Net assets beginning of period	82,936	424,412	4,214,101	259,429	33,134	6,124	751,746	14,049	50,150	241,595

Net assets end of period	$97,909	$420,339	$4,713,111	$349,302	$73,923	$14,962	$898,074	$13,524	$62,890	$362,763

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	7,962	31,889	335,498	26,785	3,085	892	28,605	1,013	5,045	14,691

Units Issued	6	3,139	62,503	1,596	2,102	1,207	4,830	39	87	9,371
Units Redeemed	(257)	(8,626)	(108,748)	(706)	(235)	(302)	(5,760)	(174)	(561)	(7,225)

Units Outstanding at December 31, 2013	7,711	26,402	289,253	27,675	4,952	1,797	27,675	878	4,571	16,837

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/MC S&P 500 Index Fund	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(a)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(a)	JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Global Growth Fund
Operations
Net investment income (loss)	$(3,780)	$(28)	$(15)	$(7,791)	$(1,156)	$(293)	$1,560	$(47)	$(75)	$(3,696)
Net realized gain (loss) on investments	114,563	4,986	1,687	182,444	6,024	23,370	(5,219)	16	11	36,291
Net change in unrealized appreciation
(depreciation) on investments	280,975	32,678	(1,098)	203,275	27,085	18,176	22,735	989	(26)	88,983
Net increase (decrease) in net assets
from operations	391,758	37,636	574	377,928	31,953	41,253	19,076	958	(90)	121,578

Contract transactions 1
Purchase payments	6,250	-	-	13,946	-	15,393	-	-	-	24,925
Surrenders and terminations	(309,282)	(6,504)	(8,368)	(195,443)	(8,284)	(43,758)	(229)	-	-	(130,712)
Transfers between Investment Divisions	318,069	12,723	(170)	(77,313)	18,856	(69,547)	(120,860)	-	-	(48,685)
Contract owner charges (Note 3)	(981)	(5)	-	(390)	(66)	(78)	-	(5)	-	(268)
Net increase (decrease) in net assets
from contract transactions	14,056	6,214	(8,538)	(259,200)	10,506	(97,990)	(121,089)	(5)	-	(154,740)

Net increase (decrease) in net assets	405,814	43,850	(7,964)	118,728	42,459	(56,737)	(102,013)	953	(90)	(33,162)

Net assets beginning of period	1,321,281	112,153	7,964	1,130,593	117,782	172,711	102,013	2,686	5,652	584,729

Net assets end of period	$1,727,095	$156,003	$-	$1,249,321	$160,241	$115,974	$-	$3,639	$5,562	$551,567

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	102,903	9,559	1,158	79,363	8,948	30,152	9,053	283	541	37,664

Units Issued	26,789	964	-	2,297	3,181	2,738	-	-	-	5,450
Units Redeemed	(25,968)	(663)	(1,158)	(17,354)	(2,336)	(17,646)	(9,053)	-	-	(14,545)

Units Outstanding at December 31, 2013	103,724	9,860	-	64,306	9,793	15,244	-	283	541	28,569

(a)	The period is from January 1, 2013 through acquisition September 13, 2013.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund
Operations
Net investment income (loss)	$(2,748)	$(20,187)	$698	$67,048	$(539)	$(1,393)	$(3,635)	$12,709	$(1,923)	$(762)
Net realized gain (loss) on investments	61,290	77,207	324	104,887	7,666	9,311	43,629	416	22,584	9,439
Net change in unrealized appreciation
(depreciation) on investments	(146,882)	(247,031)	1,603	(70,974)	7,851	29,834	293,279	44,630	52,989	19,558
Net increase (decrease) in net assets
from operations	(88,340)	(190,011)	2,625	100,961	14,978	37,752	333,273	57,755	73,650	28,235

Contract transactions 1
Purchase payments	-	64,279	-	32,079	-	-	23,961	-	10,265	-
Surrenders and terminations	(52,376)	(579,310)	(16,047)	(191,389)	(1,049)	(30)	(178,560)	(777)	(5,324)	(1,554)
Transfers between Investment Divisions	(204,233)	(338,805)	233,872	(73,963)	(5,384)	5,802	(34,784)	(606)	13,992	550
Contract owner charges (Note 3)	(258)	(1,869)	(80)	(416)	(5)	(5)	(844)	(2)	(162)	(18)
Net increase (decrease) in net assets
from contract transactions	(256,867)	(855,705)	217,745	(233,689)	(6,438)	5,767	(190,227)	(1,385)	18,771	(1,022)

Net increase (decrease) in net assets	(345,207)	(1,045,716)	220,370	(132,728)	8,540	43,519	143,046	56,370	92,421	27,213

Net assets beginning of period	961,487	5,406,613	27,134	1,699,171	38,719	106,231	938,999	146,502	155,360	71,168

Net assets end of period	$616,280	$4,360,897	$247,504	$1,566,443	$47,259	$149,750	$1,082,045	$202,872	$247,781	$98,381

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	64,375	269,749	2,562	93,392	3,542	9,592	96,867	13,866	12,430	5,234

Units Issued	10,808	32,649	21,677	47,211	2,937	507	4,640	24	5,042	780
Units Redeemed	(29,090)	(76,851)	(1,495)	(59,829)	(3,369)	(106)	(20,702)	(131)	(3,461)	(875)

Units Outstanding at December 31, 2013	46,093	225,547	22,744	80,774	3,110	9,993	80,805	13,759	14,011	5,139

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Operations
Net investment income (loss)	$34	$(169)	$(26,873)	$(9,086)	$(39,983)	$(7,195)	$(46,203)	$(307)	$(20,836)	$(43,381)
Net realized gain (loss) on investments	27,936	14,204	81,547	14,329	241,972	10,974	104,083	6,726	141,372	333,759
Net change in unrealized appreciation
(depreciation) on investments	45,557	46,195	634,002	20,425	875,198	62,578	531,920	25,261	339,377	561,406
Net increase (decrease) in net assets
from operations	73,527	60,230	688,676	25,668	1,077,187	66,357	589,800	31,680	459,913	851,784

Contract transactions 1
Purchase payments	-	-	70,480	-	128,104	-	130,000	-	17,284	12,154
Surrenders and terminations	(38,027)	(2,413)	(142,502)	(67,724)	(933,075)	(62,624)	(306,255)	(1,029)	(118,715)	(395,140)
Transfers between Investment Divisions	111,664	127,901	(98,410)	(21,694)	(458,787)	229,661	(231,437)	40,838	(42,658)	(59,740)
Contract owner charges (Note 3)	(143)	(19)	(1,318)	(381)	(1,840)	(483)	(1,272)	(23)	(747)	(933)
Net increase (decrease) in net assets
from contract transactions	73,494	125,469	(171,750)	(89,799)	(1,265,598)	166,554	(408,964)	39,786	(144,836)	(443,659)

Net increase (decrease) in net assets	147,021	185,699	516,926	(64,131)	(188,411)	232,911	180,836	71,466	315,077	408,125

Net assets beginning of period	211,390	98,113	2,965,772	988,851	5,952,725	699,581	4,475,384	55,486	1,332,826	2,631,475

Net assets end of period	$358,411	$283,812	$3,482,698	$924,720	$5,764,314	$932,492	$4,656,220	$126,952	$1,647,903	$3,039,600

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	17,018	7,620	213,852	76,821	426,225	53,219	314,699	5,096	91,931	105,704

Units Issued	12,295	8,068	4,994	8,159	27,762	18,685	13,141	3,261	7,757	4,857
Units Redeemed	(6,917)	(766)	(16,163)	(15,210)	(112,200)	(6,693)	(40,940)	(554)	(16,479)	(19,762)

Units Outstanding at December 31, 2013	22,396	14,922	202,683	69,770	341,787	65,211	286,900	7,803	83,209	90,799

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2013

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$(84)	$(3,058)	$(5,092)	$(23,570)	$(206)
Net realized gain (loss) on investments	1,357	83,315	187,677	5	35,616
Net change in unrealized appreciation
(depreciation) on investments	(6,922)	133,698	329,157	-	24,918
Net increase (decrease) in net assets
from operations	(5,649)	213,955	511,742	(23,565)	60,328

Contract transactions 1
Purchase payments	-	-	26,292	90,355	13,495
Surrenders and terminations	(78,070)	(145,307)	(481,530)	(503,558)	(57,467)
Transfers between Investment Divisions	186,663	(6,745)	382,374	(409,490)	(37,778)
Contract owner charges (Note 3)	(258)	(131)	(729)	(1,747)	(111)
Net increase (decrease) in net assets
from contract transactions	108,335	(152,183)	(73,593)	(824,440)	(81,861)

Net increase (decrease) in net assets	102,686	61,772	438,149	(848,005)	(21,533)

Net assets beginning of period	360,568	663,008	2,937,811	2,065,048	227,855

Net assets end of period	$463,254	$724,780	$3,375,960	$1,217,043	$206,322

1 Contract Unit Transactions
Units Outstanding at December 31, 2012	34,082	46,618	197,955	184,425	14,829

Units Issued	20,128	5,581	46,976	202,705	1,171
Units Redeemed	(9,804)	(14,476)	(51,419)	(276,797)	(5,599)

Units Outstanding at December 31, 2013	44,406	37,723	193,512	110,333	10,401

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund	JNL Institutional Alt 35 Fund	JNL Institutional Alt 50 Fund	JNL Institutional Alt 65 Fund	JNL/American Funds Balanced Allocation Fund(a)	JNL/American Funds Blue Chip Income and Growth Fund	JNL/American Funds Global Bond Fund
Operations
Net investment income (loss)	$(22)	$(504)	$(226)	$(11)	$167	$75	$278	$-	$(191)	$(103)
Net realized gain (loss) on investments	(480)	2,249	3,021	284	6,051	1,003	1,470	-	771	1,584
Net change in unrealized appreciation
(depreciation) on investments	-	-	8,666	595	11,639	1,003	485	-	4,818	533
Net increase (decrease) in net assets
from operations	(502)	1,745	11,461	868	17,857	2,081	2,233	-	5,398	2,014

Contract transactions 1
Purchase payments	-	200	-	-	-	-	-	-	-	12,330
Surrenders and terminations	-	(215,170)	(1,042)	(470)	(3,349)	(27)	(369)	-	(1,350)	(686)
Transfers between Investment Divisions	502	213,225	3,232	54	6,369	8,660	604	-	28,106	(29,286)
Contract owner charges (Note 3)	-	-	(25)	(7)	(45)	(50)	(6)	-	-	(5)
Net increase (decrease) in net assets
from contract transactions	502	(1,745)	2,165	(423)	2,975	8,583	229	-	26,756	(17,647)

Net increase (decrease) in net assets	-	-	13,626	445	20,832	10,664	2,462	-	32,154	(15,633)

Net assets beginning of period	-	-	90,854	9,264	183,714	18,754	23,963	-	38,805	48,363

Net assets end of period	$-	$-	$104,480	$9,709	$204,546	$29,418	$26,425	$-	$70,959	$32,730

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	-	-	10,197	688	13,142	1,314	1,632	-	3,878	4,548

Units Issued	1,026	20,768	337	7	431	1,184	38	-	3,320	1,364
Units Redeemed	(1,026)	(20,768)	(111)	(36)	(231)	(610)	(24)	-	(852)	(2,958)

Units Outstanding at December 31, 2012	-	-	10,423	659	13,342	1,888	1,646	-	6,346	2,954

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/American Funds Global Small Capitalization Fund	JNL/American Funds Growth Allocation Fund(a)	JNL/American Funds Growth-Income Fund	JNL/American Funds International Fund	JNL/American Funds New World Fund	JNL/BlackRock Commodity Securities Fund	JNL/BlackRock Global Allocation Fund	JNL/Brookfield Global Infrastructure Fund	JNL/Capital Guardian Global Balanced Fund	JNL/Capital Guardian Global Diversified Research Fund
Operations
Net investment income (loss)	$(502)	$-	$(526)	$(642)	$(52)	$(2,620)	$(7,195)	$(780)	$2,334	$(4,352)
Net realized gain (loss) on investments	378	-	268	301	160	2,773	(38)	47	(16,152)	24,678
Net change in unrealized appreciation
(depreciation) on investments	10,862	-	6,173	20,442	3,787	(750)	37,848	7,511	82,184	168,685
Net increase (decrease) in net assets
from operations	10,738	-	5,915	20,101	3,895	(597)	30,615	6,778	68,366	189,011

Contract transactions 1
Purchase payments	-	-	-	-	-	12	-	-	-	2,055
Surrenders and terminations	(1,641)	-	(6,467)	-	(483)	(11,913)	(33,117)	(2,044)	(7,558)	(73,888)
Transfers between Investment Divisions	25,002	-	96,975	7,206	23,379	27,187	9,901	161,672	(98,075)	(43,243)
Contract owner charges (Note 3)	(5)	-	-	(13)	-	(81)	(7)	(5)	(176)	(1,564)
Net increase (decrease) in net assets
from contract transactions	23,356	-	90,508	7,193	22,896	15,205	(23,223)	159,623	(105,809)	(116,640)

Net increase (decrease) in net assets	34,094	-	96,423	27,294	26,791	14,608	7,392	166,401	(37,443)	72,371

Net assets beginning of period	54,456	-	-	127,041	8,161	174,419	508,088	-	681,062	1,307,064

Net assets end of period	$88,550	$-	$96,423	$154,335	$34,952	$189,027	$515,480	$166,401	$643,619	$1,379,435

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	6,214	-	-	14,020	859	16,987	51,986	-	57,900	124,775

Units Issued	2,755	-	8,995	804	2,454	5,076	13,658	16,510	13,605	1,487
Units Redeemed	(268)	-	(588)	(97)	(130)	(3,520)	(16,786)	(2,759)	(22,367)	(12,027)

Units Outstanding at December 31, 2012	8,701	-	8,407	14,727	3,183	18,543	48,858	13,751	49,138	114,235

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton Inter- national Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund
Operations
Net investment income (loss)	$(5,178)	$(3,688)	$(88)	$(591)	$4,612	$(370)	$(279)	$26,586	$(129)	$(81)
Net realized gain (loss) on investments	(14,534)	11,266	456	2,554	19,599	4,018	907	18,390	3,701	2,596
Net change in unrealized appreciation
(depreciation) on investments	109,346	20,159	1,540	12,308	82,735	36,195	2,474	41,343	5,540	35,482
Net increase (decrease) in net assets
from operations	89,634	27,737	1,908	14,271	106,946	39,843	3,102	86,319	9,112	37,997

Contract transactions 1
Purchase payments	3,564	120	-	-	-	-	-	4,799	-	-
Surrenders and terminations	(41,911)	(13,119)	(489)	(12,892)	(36,103)	(7,479)	(852)	(46,544)	(12,863)	(28,543)
Transfers between Investment Divisions	(17,787)	(9,170)	1,301	(24,418)	16,840	(27,925)	30,123	98,750	(46,531)	87,860
Contract owner charges (Note 3)	(348)	(76)	(17)	(27)	(305)	(87)	(5)	(252)	(9)	(155)
Net increase (decrease) in net assets
from contract transactions	(56,482)	(22,245)	795	(37,337)	(19,568)	(35,491)	29,266	56,753	(59,403)	59,162

Net increase (decrease) in net assets	33,152	5,492	2,703	(23,066)	87,378	4,352	32,368	143,072	(50,291)	97,159

Net assets beginning of period	756,790	235,664	8,228	76,021	687,115	206,376	-	814,420	58,443	297,086

Net assets end of period	$789,942	$241,156	$10,931	$52,955	$774,493	$210,728	$32,368	$957,492	$8,152	$394,245

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	73,990	15,039	971	9,525	81,055	28,277	-	73,565	8,671	36,648

Units Issued	1,330	2,133	158	1,239	15,657	1,519	4,694	30,615	218	12,753
Units Redeemed	(6,364)	(3,448)	(60)	(5,310)	(16,728)	(5,781)	(1,921)	(25,928)	(7,923)	(5,966)

Units Outstanding at December 31, 2012	68,956	13,724	1,069	5,454	79,984	24,015	2,773	78,252	966	43,435

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/Franklin Templeton Small Cap Value Fund	JNL/ Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/ Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund
Operations
Net investment income (loss)	$(3,509)	$6,248	$(957)	$(754)	$(268)	$(1,703)	$530	$(8,379)	$(4,542)	$(6,815)
Net realized gain (loss) on investments	10,755	48,960	1,558	845	93	2,393	(2,407)	25,633	27,612	2,953
Net change in unrealized appreciation
(depreciation) on investments	33,193	2,506	10,080	23,978	4,034	48,073	73,851	36,118	16,489	73,853
Net increase (decrease) in net assets
from operations	40,439	57,714	10,681	24,069	3,859	48,763	71,974	53,372	39,559	69,991

Contract transactions 1
Purchase payments	-	224	-	-	-	12,350	135	213	159	-
Surrenders and terminations	(8,605)	(37,935)	(2,732)	(47,430)	(139)	(5,834)	(25,904)	(56,740)	(81,324)	(15,174)
Transfers between Investment Divisions	1,539	(7,516)	(576)	(3,637)	(688)	(9,579)	(39,593)	44,212	29,798	47,901
Contract owner charges (Note 3)	(93)	(375)	(34)	(94)	(1)	(79)	(360)	(158)	(71)	(75)
Net increase (decrease) in net assets
from contract transactions	(7,159)	(45,602)	(3,342)	(51,161)	(828)	(3,142)	(65,722)	(12,473)	(51,438)	32,652

Net increase (decrease) in net assets	33,280	12,112	7,339	(27,092)	3,031	45,621	6,252	40,899	(11,879)	102,643

Net assets beginning of period	266,227	946,456	59,692	186,552	21,949	173,712	546,177	439,555	257,267	415,171

Net assets end of period	$299,507	$958,568	$67,031	$159,460	$24,980	$219,333	$552,429	$480,454	$245,388	$517,814

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	23,263	53,356	4,760	16,549	2,883	15,813	49,402	40,483	17,745	40,612

Units Issued	2,657	7,314	40	1,968	7	4,586	908	13,062	3,134	5,815
Units Redeemed	(3,333)	(9,764)	(280)	(6,349)	(105)	(4,603)	(6,490)	(13,614)	(6,278)	(2,574)

Units Outstanding at December 31, 2012	22,587	50,906	4,520	12,168	2,785	15,796	43,820	39,931	14,601	43,853

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Lazard Mid Cap Equity Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund	JNL/MC Bond Index Fund
Operations
Net investment income (loss)	$22,090	$(8,328)	$4,707	$236	$(16,240)	$(33)	$(16)	$509	$1,481	$3,487
Net realized gain (loss) on investments	(20,797)	39,561	10,024	12,508	(24,428)	820	(2)	3,612	2,005	12,126
Net change in unrealized appreciation
(depreciation) on investments	103,647	29,478	230	17,619	127,947	(70)	439	5,518	21,484	(3,034)
Net increase (decrease) in net assets
from operations	104,940	60,711	14,961	30,363	87,279	717	421	9,639	24,970	12,579

Contract transactions 1
Purchase payments	2,349	240	44,499	-	333	-	-	-	-	-
Surrenders and terminations	(25,375)	(38,514)	(71,915)	(15,043)	(118,255)	(549)	(34)	(15,700)	(2,654)	(34,417)
Transfers between Investment Divisions	(8,847)	(336,696)	(33,041)	(86,002)	(166,435)	3,028	-	5,386	36,559	(43,119)
Contract owner charges (Note 3)	(344)	(163)	(117)	(39)	(664)	(8)	-	-	(73)	(180)
Net increase (decrease) in net assets
from contract transactions	(32,217)	(375,133)	(60,574)	(101,084)	(285,021)	2,471	(34)	(10,314)	33,832	(77,716)

Net increase (decrease) in net assets	72,723	(314,422)	(45,613)	(70,721)	(197,742)	3,188	387	(675)	58,802	(65,137)

Net assets beginning of period	704,832	559,047	742,035	179,966	1,402,861	8,594	3,235	71,453	138,738	644,284

Net assets end of period	$777,555	$244,625	$696,422	$109,245	$1,205,119	$11,782	$3,622	$70,778	$197,540	$579,147

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	68,732	44,453	54,411	15,722	78,639	672	296	8,533	11,085	49,806

Units Issued	2,492	1,647	5,298	695	4,287	592	-	606	2,866	2,834
Units Redeemed	(5,523)	(29,113)	(9,691)	(8,490)	(19,277)	(398)	(3)	(1,739)	(339)	(8,776)

Units Outstanding at December 31, 2012	65,701	16,987	50,018	7,927	63,649	866	293	7,400	13,612	43,864

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow Dividend Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(a)	JNL/MC Emerging Markets Index Fund	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global Alpha Fund	JNL/MC Healthcare Sector Fund	JNL/MC Index 5 Fund
Operations
Net investment income (loss)	$31	$(323)	$136	$-	$(413)	$281	$(179)	$(134)	$(814)	$(25)
Net realized gain (loss) on investments	345	3,500	4,201	-	173	105	(1,022)	180	7,524	2,907
Net change in unrealized appreciation
(depreciation) on investments	571	2,488	(1,515)	(3)	6,431	601	6,438	(339)	9,791	6,347
Net increase (decrease) in net assets
from operations	947	5,665	2,822	(3)	6,191	987	5,237	(293)	16,501	9,229

Contract transactions 1
Purchase payments	120	-	-	-	-	-	120	-	-	-
Surrenders and terminations	(2,152)	(7,529)	(340)	-	(446)	(645)	(6,127)	(26)	(7,328)	(3,555)
Transfers between Investment Divisions	73	6,644	18,183	325	61,337	1,566	5,280	(604)	(4,041)	2,219
Contract owner charges (Note 3)	(5)	(59)	(7)	-	(19)	(14)	(26)	-	(75)	(55)
Net increase (decrease) in net assets
from contract transactions	(1,964)	(944)	17,836	325	60,872	907	(753)	(630)	(11,444)	(1,391)

Net increase (decrease) in net assets	(1,017)	4,721	20,658	322	67,063	1,894	4,484	(923)	5,057	7,838

Net assets beginning of period	6,547	26,912	47,755	-	-	12,609	22,170	9,528	100,614	75,098

Net assets end of period	$5,530	$31,633	$68,413	$322	$67,063	$14,503	$26,654	$8,605	$105,671	$82,936

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	455	2,218	7,452	-	-	1,151	3,573	916	8,152	8,093

Units Issued	13	543	8,581	32	6,999	145	1,883	-	2,627	224
Units Redeemed	(144)	(618)	(6,313)	-	(595)	(59)	(1,999)	(60)	(3,448)	(355)

Units Outstanding at December 31, 2012	324	2,143	9,720	32	6,404	1,237	3,457	856	7,331	7,962

(a) Commencement of operations April 30, 2012.

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund	JNL/MC S&P 500 Index Fund
Operations
Net investment income (loss)	$4,585	$55,287	$3,061	$(193)	$133	$(3,605)	$44	$(471)	$(1,390)	$(349)
Net realized gain (loss) on investments	(7,616)	(140,098)	(16,764)	299	(2,609)	11,577	341	4,252	13,525	44,503
Net change in unrealized appreciation
(depreciation) on investments	64,468	749,023	53,579	2,072	3,162	11,761	957	379	24,178	120,321
Net increase (decrease) in net assets
from operations	61,437	664,212	39,876	2,178	686	19,733	1,342	4,160	36,313	164,475

Contract transactions 1
Purchase payments	120	213	-	-	-	262	-	-	136	186
Surrenders and terminations	(17,006)	(353,666)	(3,060)	(168)	(74)	(16,793)	(654)	(745)	(36,614)	(92,451)
Transfers between Investment Divisions	(9,352)	(593,348)	(119,947)	26,116	(6,057)	(96,706)	108	2,508	(13,991)	11,329
Contract owner charges (Note 3)	(127)	(1,574)	(143)	(3)	(10)	(556)	(10)	-	(172)	(1,103)
Net increase (decrease) in net assets
from contract transactions	(26,365)	(948,375)	(123,150)	25,945	(6,141)	(113,793)	(556)	1,763	(50,641)	(82,039)

Net increase (decrease) in net assets	35,072	(284,163)	(83,274)	28,123	(5,455)	(94,060)	786	5,923	(14,328)	82,436

Net assets beginning of period	389,340	4,498,264	342,703	5,011	11,579	845,806	13,263	44,227	255,923	1,238,845

Net assets end of period	$424,412	$4,214,101	$259,429	$33,134	$6,124	$751,746	$14,049	$50,150	$241,595	$1,321,281

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	34,009	416,430	39,841	550	1,856	33,082	1,056	4,888	17,973	109,653

Units Issued	832	2,198	369	2,624	150	3,443	27	492	1,358	7,622
Units Redeemed	(2,952)	(83,130)	(13,425)	(89)	(1,114)	(7,920)	(70)	(335)	(4,640)	(14,372)

Units Outstanding at December 31, 2012	31,889	335,498	26,785	3,085	892	28,605	1,013	5,045	14,691	102,903

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/ Oppenheimer Global Growth Fund	JNL/PIMCO Real Return Fund
Operations
Net investment income (loss)	$(750)	$(104)	$351	$(1,759)	$(2,539)	$492	$1	$(68)	$(3,078)	$1,619
Net realized gain (loss) on investments	8,890	72	95,003	14,499	2,246	(9,531)	-	173	(4,270)	113,748
Net change in unrealized appreciation
(depreciation) on investments	4,198	1,034	55,838	(3,535)	13,780	21,594	59	206	106,539	(38,066)
Net increase (decrease) in net assets
from operations	12,338	1,002	151,192	9,205	13,487	12,555	60	311	99,191	77,301

Contract transactions 1
Purchase payments	-	-	3,148	-	-	-	-	-	228	69,158
Surrenders and terminations	(2,053)	-	(131,226)	(9,411)	(10,198)	(1,094)	-	-	(32,065)	(463,749)
Transfers between Investment Divisions	(1,917)	(91)	(38,414)	(5,061)	(25,735)	(36,307)	2,631	5,341	(66,537)	(19,479)
Contract owner charges (Note 3)	(7)	-	(459)	(73)	(59)	(15)	(5)	-	(292)	(273)
Net increase (decrease) in net assets
from contract transactions	(3,977)	(91)	(166,951)	(14,545)	(35,992)	(37,416)	2,626	5,341	(98,666)	(414,343)

Net increase (decrease) in net assets	8,361	911	(15,759)	(5,340)	(22,505)	(24,861)	2,686	5,652	525	(337,042)

Net assets beginning of period	103,792	7,053	1,146,352	123,122	195,216	126,874	-	-	584,204	1,298,529

Net assets end of period	$112,153	$7,964	$1,130,593	$117,782	$172,711	$102,013	$2,686	$5,652	$584,729	$961,487

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	9,921	1,170	91,863	10,249	36,649	12,436	-	-	44,682	92,864

Units Issued	62	72	2,407	4,733	38	37	284	1,153	4,264	19,165
Units Redeemed	(424)	(84)	(14,907)	(6,034)	(6,535)	(3,420)	(1)	(612)	(11,282)	(47,654)

Units Outstanding at December 31, 2012	9,559	1,158	79,363	8,948	30,152	9,053	283	541	37,664	64,375

(a) Commencement of operations April 30, 2012.
See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund	JNL/ PPM America High Yield Bond Fund	JNL/ PPM America Mid Cap Value Fund	JNL/ PPM America Small Cap Value Fund	JNL/ PPM America Value Equity Fund	JNL/ Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund
Operations
Net investment income (loss)	$17,322	$314	$61,060	$(496)	$(571)	$(1,887)	$(2,097)	$573	$(1,064)	$(102)
Net realized gain (loss) on investments	220,413	11	42,366	7,722	(413)	(5,895)	(4,672)	9,383	14,112	11,523
Net change in unrealized appreciation
(depreciation) on investments	111,961	838	133,588	1,266	17,237	138,376	41,170	8,392	933	4,265
Net increase (decrease) in net assets
from operations	349,696	1,163	237,014	8,492	16,253	130,594	34,401	18,348	13,981	15,686

Contract transactions 1
Purchase payments	60,142	12,330	12,685	-	-	36	-	-	-	-
Surrenders and terminations	(480,508)	-	(98,392)	(1,174)	(80)	(86,032)	(2,091)	(5,208)	(501)	(2,690)
Transfers between Investment Divisions	457	3,741	(51,694)	(26,790)	(2,335)	(72,056)	(19,635)	16,195	(41,663)	48,716
Contract owner charges (Note 3)	(2,051)	(24)	(515)	(10)	(5)	(896)	(67)	(156)	(10)	(89)
Net increase (decrease) in net assets
from contract transactions	(421,960)	16,047	(137,916)	(27,974)	(2,420)	(158,948)	(21,793)	10,831	(42,174)	45,937

Net increase (decrease) in net assets	(72,264)	17,210	99,098	(19,482)	13,833	(28,354)	12,608	29,179	(28,193)	61,623

Net assets beginning of period	5,478,877	9,924	1,600,073	58,201	92,398	967,353	133,894	126,181	99,361	149,767

Net assets end of period	$5,406,613	$27,134	$1,699,171	$38,719	$106,231	$938,999	$146,502	$155,360	$71,168	$211,390

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	291,055	995	101,146	6,107	9,836	113,697	16,261	11,559	8,396	13,398

Units Issued	39,992	1,569	82,355	2,050	1,525	1,042	34	2,236	1,857	6,907
Units Redeemed	(61,298)	(2)	(90,109)	(4,615)	(1,769)	(17,872)	(2,429)	(1,365)	(5,019)	(3,287)

Units Outstanding at December 31, 2012	269,749	2,562	93,392	3,542	9,592	96,867	13,866	12,430	5,234	17,018

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
Operations
Net investment income (loss)	$(411)	$(19,082)	$6,998	$(19,969)	$1,196	$(9,004)	$(311)	$(19,859)	$(36,339)	$(2,011)
Net realized gain (loss) on investments	2,861	33,000	18,242	214,133	25,791	208,538	725	56,398	165,100	892
Net change in unrealized appreciation
(depreciation) on investments	6,766	369,816	41,081	572,375	31,418	330,983	7,633	154,641	166,151	4,141
Net increase (decrease) in net assets
from operations	9,216	383,734	66,321	766,539	58,405	530,517	8,047	191,180	294,912	3,022

Contract transactions 1
Purchase payments	-	35,160	1,125	239,199	-	1,720	-	2,164	2,493	-
Surrenders and terminations	(1,454)	(220,099)	(65,917)	(642,598)	(52,166)	(376,843)	-	(121,186)	(308,731)	(13,010)
Transfers between Investment Divisions	37,694	(4,691)	62,333	(242,566)	79,368	(359,065)	32,756	126,831	17,417	49,327
Contract owner charges (Note 3)	(34)	(1,643)	(322)	(2,270)	(377)	(1,635)	(14)	(876)	(1,184)	(156)
Net increase (decrease) in net assets
from contract transactions	36,206	(191,273)	(2,781)	(648,235)	26,825	(735,823)	32,742	6,933	(290,005)	36,161

Net increase (decrease) in net assets	45,422	192,461	63,540	118,304	85,230	(205,306)	40,789	198,113	4,907	39,183

Net assets beginning of period	52,691	2,773,311	925,311	5,834,421	614,351	4,680,690	14,697	1,134,713	2,626,568	321,385

Net assets end of period	$98,113	$2,965,772	$988,851	$5,952,725	$699,581	$4,475,384	$55,486	$1,332,826	$2,631,475	$360,568

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	4,600	228,199	77,025	474,638	51,067	368,769	1,620	91,620	118,053	30,657

Units Issued	3,732	4,612	5,052	20,031	7,157	1,691	3,665	19,600	5,159	6,919
Units Redeemed	(712)	(18,959)	(5,256)	(68,444)	(5,005)	(55,761)	(189)	(19,289)	(17,508)	(3,494)

Units Outstanding at December 31, 2012	7,620	213,852	76,821	426,225	53,219	314,699	5,096	91,931	105,704	34,082

See notes to the financial statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2012

	JNL/T. Rowe Price Value Fund	JNL/UBS Large Cap Select Growth Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$(1,276)	$(20,214)	$(9,742)	$(27,017)	$1,296
Net realized gain (loss) on investments	4,328	187,455	59,171	6	16,163
Net change in unrealized appreciation
(depreciation) on investments	94,328	(31,387)	189,282	-	15,474
Net increase (decrease) in net assets
from operations	97,380	135,854	238,711	(27,011)	32,933

Contract transactions 1
Purchase payments	120	2,105	-	123,163	120
Surrenders and terminations	(17,821)	(81,729)	(182,424)	(684,100)	(37,296)
Transfers between Investment Divisions	16,077	(201,056)	20,859	770,005	(8,283)
Contract owner charges (Note 3)	(153)	(1,933)	(1,027)	(1,982)	(151)
Net increase (decrease) in net assets
from contract transactions	(1,777)	(282,613)	(162,592)	207,086	(45,610)

Net increase (decrease) in net assets	95,603	(146,759)	76,119	180,075	(12,677)

Net assets beginning of period	567,405	1,553,961	2,861,692	1,884,973	240,532

Net assets end of period	$663,008	$1,407,202	$2,937,811	$2,065,048	$227,855

1 Contract Unit Transactions
Units Outstanding at December 31, 2011	46,897	116,948	209,125	165,832	17,942

Units Issued	8,199	1,568	15,249	217,599	645
Units Redeemed	(8,478)	(21,324)	(26,419)	(199,006)	(3,758)

Units Outstanding at December 31, 2012	46,618	97,192	197,955	184,425	14,829

See notes to the financial statements.

Jackson National Separate Account III
Notes to Financial Statements

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997.  The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940.

The Separate Account is a separate investment account of Jackson, its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson.  However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson.  The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment.  The Separate Account contained one-hundred five (105) Investment Divisions during 2013, but currently contains one-hundred one (101) Investment Divisions as of December 31, 2013.  These Investment Divisions each invested in the following mutual funds (collectively, the “Funds”) as of December 31, 2013:

JNL Series Trust
JNL Disciplined Growth Fund(1)	JNL/Franklin Templeton Mutual Shares Fund	JNL/MC Small Cap Index Fund(3)
JNL Disciplined Moderate Fund(1)	JNL/Franklin Templeton Small Cap Value Fund	JNL/Morgan Stanley Mid Cap Growth Fund
JNL Disciplined Moderate Growth Fund(1)	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Neuberger Berman Strategic Income Fund
JNL Institutional Alt 20 Fund(1)	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Oppenheimer Global Growth Fund
JNL Institutional Alt 35 Fund(1)	JNL/Goldman Sachs Mid Cap Value Fund	JNL/PIMCO Real Return Fund
JNL Institutional Alt 50 Fund(1)	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/PIMCO Total Return Bond Fund
JNL Institutional Alt 65 Fund(1)(2)	JNL/Invesco Global Real Estate Fund	JNL/PPM America Floating Rate Income Fund(1)
JNL/American Funds Balanced Allocation Fund(1)	JNL/Invesco International Growth Fund	JNL/PPM America High Yield Bond Fund(1)
JNL/American Funds Blue Chip Income and Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/PPM America Mid Cap Value Fund(1)
JNL/American Funds Global Bond Fund	JNL/Invesco Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund(1)
JNL/American Funds Global Small Capitalization Fund	JNL/Invesco Small Cap Growth Fund	JNL/PPM America Value Equity Fund(1)
JNL/American Funds Growth Allocation Fund(1)	JNL/Ivy Asset Strategy Fund	JNL/Red Rocks Listed Private Equity Fund
JNL/American Funds Growth-Income Fund	JNL/JPMorgan International Value Fund	JNL/S&P 4 Fund(1)
JNL/American Funds International Fund	JNL/JPMorgan MidCap Growth Fund	JNL/S&P Competitive Advantage Fund
JNL/American Funds New World Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/S&P Dividend Income & Growth Fund
JNL/BlackRock Commodity Securities Fun	JNL/Lazard Emerging Markets Fund	JNL/S&P Intrinsic Value Fund
JNL/BlackRock Global Allocation Fund	JNL/M&G Global Basics Fund(1)	JNL/S&P Managed Aggressive Growth Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/M&G Global Leaders Fund(1)(6)	JNL/S&P Managed Conservative Fund
JNL/Brookfield Global Infrastructure Fund	JNL/MC 10 x 10 Fund(1)(3)	JNL/S&P Managed Growth Fund
JNL/Capital Guardian Global Balanced Fund	JNL/MC Bond Index Fund(3)	JNL/S&P Managed Moderate Fund
JNL/Capital Guardian Global Diversified Research Fund	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(3)	JNL/S&P Managed Moderate Growth Fund
JNL/DFA U.S. Core Equity Fund	JNL/MC Emerging Markets Index Fund(3)	JNL/S&P Total Yield Fund
JNL/Eagle SmallCap Equity Fund	JNL/MC European 30 Fund(3)	JNL/T. Rowe Price Established Growth Fund
JNL/Eastspring Investments Asia ex-Japan Fund(1)	JNL/MC Global Alpha Fund(3)	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Eastspring Investments China-India Fund(1)	JNL/MC Index 5 Fund(1)(3)	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Founding Strategy Fund(1)	JNL/MC International Index Fund(3)	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Global Growth Fund	JNL/MC Pacific Rim 30 Fund(3)	JNL/WMC Balanced Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/MC S&P 400 MidCap Index Fund(3)	JNL/WMC Money Market Fund
JNL/Franklin Templeton Income Fund	JNL/MC S&P 500 Index Fund(3)	JNL/WMC Value Fund
JNL/Franklin Templeton International Small Cap Growth Fund

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 1 – Organization (continued)

JNL Variable Fund LLC
JNL/MC 25 Fund(3)	JNL/MC JNL 5 Fund(3)	JNL/MC S&P® SMid 60 Fund(3)
JNL/MC Communications Sector Fund(3)	JNL/MC JNL Optimized 5 Fund(3)	JNL/MC Select Small-Cap Fund(3)(6)
JNL/MC Consumer Brands Sector Fund(3)	JNL/MC Nasdaq® 25 Fund(3)	JNL/MC Technology Sector Fund(3)
JNL/MC Dow SM Dividend Fund(3)(6)	JNL/MC NYSE® International 25 Fund(3)	JNL/MC Value Line® 30 Fund(3)
JNL/MC Financial Sector Fund(3)	JNL/MC Oil & Gas Sector Fund(3)	JNL/MC VIP Fund(3)(6)
JNL/MC Healthcare Sector Fund(3)	JNL/MC S&P® 24 Fund(3)

Jackson National Asset Management, LLC, (“Adviser”) a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each Fund.

During the year ended December 31, 2013, the following Funds changed names:

PRIOR FUND NAME	CURRENT FUND NAME	EFFECTIVE DATE
JNL/BlackRock Commodity Securities Fund	JNL/BlackRock Commodity Securities Strategy Fund(5)	April 29, 2013
JNL/Lazard Mid Cap Equity Fund	JNL/Invesco Mid Cap Value Fund(4)	September 16, 2013
JNL/UBS Large Cap Select Growth Fund	JNL/BlackRock Large Cap Select Growth Fund(4)	September 16, 2013

During the year ended December 31, 2013, the following acquisitions were completed:

ACQUIRED FUND	ACQUIRING FUND	DATE OF ACQUISITION
JNL/M&G Global Leaders Fund	JNL/Franklin Templeton Global Growth Fund	September 13, 2013
JNL/MC Dow Dividend Fund	JNL/S&P Dividend Income & Growth Fund	September 13, 2013
JNL/MC Select Small-Cap Fund	JNL/MC Small Cap Index Fund	September 13, 2013
JNL/MC VIP Fund	JNL/MC S&P 500 Index Fund	September 13, 2013

(1)	These Funds are advised or sub-advised by affiliates of Jackson.
(2)	JNL Institutional Alt 65 Fund is closed to new contract owners.
(3)	MC denotes the sub-adviser Mellon Capital throughout these financial statements. Mellon Capital was formerly known as Mellon Capital Management.
(4)	These name changes are due to changes in sub-adviser.
(5)	These name changes were completed to align the Fund name with the investment strategy.
(6)	These Funds are no longer available as of December 31, 2013.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investments

The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset values of the respective Funds, which represent fair value.  The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account.  Investments in the Funds are recorded on trade date for financial reporting purposes.  Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code.  Under current law, no federal income taxes are payable with respect to the Separate Account.  Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Separate Account’s tax return to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Interpretation requires that management evaluate the tax positions taken in the returns which remain subject to examination by the Internal Revenue Service and other tax jurisdictions. Jackson National Asset Management (“JNAM”), a subsidiary of Jackson, completed an evaluation of the Separate Account’s tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Separate Account’s financial statements during the year ended December 31, 2013.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the an entity’s investments in the Funds under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories:

●
Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported Net Asset Value (“NAV”).

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 2 – Significant Accounting Policies (continued)

●
Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, including term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services or ADRs and GDRs for which quoted prices in active markets are not available.

●
Level 3 includes valuations determined from significant unobservable inputs including an entity’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, private placements, newly issued or investments for which reliable quotes are otherwise not available.

The inputs or methodology used for valuing Funds are not necessarily an indication of the risk associated with investing in those Funds. The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds.  As of December 31, 2013, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued as a practical expedient at their daily reported NAVs.  Therefore, all investments in Funds have been categorized as Level 1.

For the year ended December 31, 2013, there were no transfers out of Level 1 securities.

Note 3 – Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner, to compensate Jackson’s for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Contract Owner Charges

The following charges are assessed to the contract owner by redemption of contract units outstanding:

Contract Maintenance Charge

An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract.  The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable.  This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.  The charge is deducted by redemption of contract units.  For the years ended December 31, 2013 and 2012, contract maintenance charges were assessed in the amount of $24,692 and $28,467, respectively.

Transfer Charge

A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required.  This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.  For the years ended December 31, 2013 and 2012, there were no transfer charges assessed.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 3 – Contract Charges (continued)

Optional Benefit Charges

Guaranteed Minimum Withdrawal Benefit Charge.  If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract, of the Guaranteed Withdrawal Balance (GWB).  The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Asset-based Charges

The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges

Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%.  The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson.  The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes.  Jackson pays these taxes and may make a deduction from the value of the contract for them.  Premium taxes generally range from 0% to 3.5% depending on the state.

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2013, cost of purchases and proceeds from sales of the Investment Divisions’ investments in the corresponding Funds are as follows:

JNL Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL Disciplined Growth Fund	$-	$-	JNL/American Funds Growth-Income Fund	$65,051	$15,695
JNL Disciplined Moderate Fund	-	-	JNL/American Funds International Fund	29,261	19,324
JNL Disciplined Moderate Growth Fund	3,550	3,339	JNL/American Funds New World Fund	39,001	3,580
JNL Institutional Alt 20 Fund	612	1,713	JNL/BlackRock Commodity Securities Strategy Fund	78,869	32,351
JNL Institutional Alt 35 Fund	20,888	7,963	JNL/BlackRock Global Allocation Fund	46,681	308,895
JNL Institutional Alt 50 Fund	41,252	38,532	JNL/BlackRock Large Cap Select Growth Fund	212,797	268,375
JNL Institutional Alt 65 Fund	1,644	807	JNL/Brookfield Global Infrastructure Fund	100,512	49,025
JNL/American Funds Balanced Allocation Fund	17,267	135	JNL/Capital Guardian Global Balanced Fund	55,365	83,237
JNL/American Funds Blue Chip Income and Growth Fund	20,607	4,718	JNL/Capital Guardian Global Diversified Research Fund	86,252	247,254
JNL/American Funds Global Bond Fund	3,302	6,810	JNL/DFA U.S. Core Equity Fund	69,879	244,086
JNL/American Funds Global Small Capitalization Fund	8,175	6,987	JNL/Eagle SmallCap Equity Fund	120,252	93,070
JNL/American Funds Growth Allocation Fund	17,608	15	JNL/Eastspring Investments Asia ex-Japan Fund	2,134	2,152

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments (continued)

JNL Series Trust (continued)
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/Eastspring Investments China-India Fund	$5,453	$9,654	JNL/MC Pacific Rim 30 Fund	$1,086	$2,818
JNL/Franklin Templeton Founding Strategy Fund	22,065	521,986	JNL/MC S&P 400 MidCap Index Fund	184,421	141,716
JNL/Franklin Templeton Global Growth Fund	33,111	44,002	JNL/MC S&P 500 Index Fund	423,531	405,852
JNL/Franklin Templeton Global Multisector Bond Fund	265,521	32,281	JNL/MC Small Cap Index Fund	102,286	316,963
JNL/Franklin Templeton Income Fund	505,700	502,918	JNL/Morgan Stanley Mid Cap Growth Fund	6	52
JNL/Franklin Templeton International Small Cap Growth Fund	88,211	39,334	JNL/Neuberger Berman Strategic Income Fund	16	84
JNL/Franklin Templeton Mutual Shares Fund	52,811	78,355	JNL/Oppenheimer Global Growth Fund	98,451	256,706
JNL/Franklin Templeton Small Cap Value Fund	20,134	39,910	JNL/PIMCO Real Return Fund	236,191	423,427
JNL/Goldman Sachs Core Plus Bond Fund	99,142	112,282	JNL/PIMCO Total Return Bond Fund	702,477	1,572,447
JNL/Goldman Sachs Emerging Markets Debt Fund	8,318	2,629	JNL/PPM America Floating Rate Income Fund	236,261	17,818
JNL/Goldman Sachs Mid Cap Value Fund	36,246	51,256	JNL/PPM America High Yield Bond Fund	1,034,690	1,167,941
JNL/Goldman Sachs U.S. Equity Flex Fund	28,960	22,227	JNL/PPM America Mid Cap Value Fund	39,414	46,391
JNL/Invesco Global Real Estate Fund	132,238	50,508	JNL/PPM America Small Cap Value Fund	16,712	3,213
JNL/Invesco International Growth Fund	63,260	140,532	JNL/PPM America Value Equity Fund	64,832	258,694
JNL/Invesco Large Cap Growth Fund	347,431	89,626	JNL/Red Rocks Listed Private Equity Fund	15,631	4,308
JNL/Invesco Mid Cap Value Fund	52,697	407,735	JNL/S&P 4 Fund	81,148	59,026
JNL/Invesco Small Cap Growth Fund	29,554	57,747	JNL/S&P Competitive Advantage Fund	18,246	14,612
JNL/Ivy Asset Strategy Fund	61,003	63,749	JNL/S&P Dividend Income & Growth Fund	192,853	108,568
JNL/JPMorgan International Value Fund	27,885	267,490	JNL/S&P Intrinsic Value Fund	150,993	14,559
JNL/JPMorgan MidCap Growth Fund	367,232	135,496	JNL/S&P Managed Aggressive Growth Fund	110,832	300,710
JNL/JPMorgan U.S. Government & Quality Bond Fund	18,273	503,347	JNL/S&P Managed Conservative Fund	113,088	211,369
JNL/Lazard Emerging Markets Fund	9,576	15,299	JNL/S&P Managed Growth Fund	498,971	1,777,813
JNL/M&G Global Basics Fund	55,279	6,003	JNL/S&P Managed Moderate Fund	263,534	102,358
JNL/M&G Global Leaders Fund*	7	4,286	JNL/S&P Managed Moderate Growth Fund	238,251	679,418
JNL/MC 10 x 10 Fund	11,311	15,442	JNL/S&P Total Yield Fund	52,864	9,021
JNL/MC Bond Index Fund	136,386	255,612	JNL/T. Rowe Price Established Growth Fund	182,206	290,805
JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund	21,147	2,033	JNL/T. Rowe Price Mid-Cap Growth Fund	317,031	629,407
JNL/MC Emerging Markets Index Fund	89,696	29,763	JNL/T. Rowe Price Short-Term Bond Fund	217,243	108,992
JNL/MC European 30 Fund	124	2,759	JNL/T. Rowe Price Value Fund	128,624	258,773
JNL/MC Global Alpha Fund	-	127	JNL/WMC Balanced Fund	855,655	888,313
JNL/MC Index 5 Fund	2,887	4,289	JNL/WMC Money Market Fund	2,362,039	3,210,044
JNL/MC International Index Fund	53,684	130,552	JNL/WMC Value Fund	30,951	105,654

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 4 – Purchases and Sales of Investments (continued)

JNL Variable Fund LLC
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MC 25 Fund	$14,351	$15,080	JNL/MC NYSE® International 25 Fund	$8,607	$2,362
JNL/MC Communications Sector Fund	126	354	JNL/MC Oil & Gas Sector Fund	167,477	182,800
JNL/MC Consumer Brands Sector Fund	56,410	17,171	JNL/MC S&P® 24 Fund	2,502	6,745
JNL/MC Dow SM Dividend Fund*	46,183	125,726	JNL/MC S&P® SMid 60 Fund	18,680	10,729
JNL/MC Financial Sector Fund	21,777	12,986	JNL/MC Select Small-Cap Fund*	-	8,552
JNL/MC Healthcare Sector Fund	97,583	36,977	JNL/MC Technology Sector Fund	47,571	35,753
JNL/MC JNL 5 Fund	1,019,347	1,603,285	JNL/MC Value Line® 30 Fund	18,426	116,710
JNL/MC JNL Optimized 5 Fund	25,453	11,814	JNL/MC VIP Fund*	2,746	122,275
JNL/MC Nasdaq® 25 Fund	28,647	3,774

* No longer available as of September 13, 2013.

Note 5 – Subsequent Events

Management evaluated subsequent events for the Separate Account through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure or adjustments to the financial statements.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights
The following is a summary for each period in the five-year period ended December 31, 2013, of unit values, total returns and expense ratios and certain other Investment Division data.  Unit values for Investment Divisions that do not have any assets at period end are calculated based on the net asset value of the underlying Fund less expenses charged directly to that Investment Division of the Separate Account.

	JNL Disciplined Growth Fund	JNL Disciplined Moderate Fund	JNL Disciplined Moderate Growth Fund	JNL Institutional Alt 20 Fund(a)	JNL Institutional Alt 35 Fund(a)	JNL Institutional Alt 50 Fund(a)	JNL Institutional Alt 65 Fund(a)	JNL/American Funds Balanced Allocation Fund(c)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)

Period ended December 31, 2013

Unit Value	$11.352780	$12.467742	$12.115330	$16.531736	$16.982966	$16.946701	$17.319292	$11.713077	$14.588123	$10.590863
1 Net Assets (in thousands)	$-	$-	$124	$10	$235	$35	$29	$19	$109	$28
1 Units Outstanding (in thousands)	-	-	10	1	14	2	2	2	7	3
Total Return****	22.21%	15.37%	20.85%	12.18%	10.78%	8.71%	7.87%	13.54%	30.46%	-4.40%
Investment Income Ratio**	0.00%	0.00%	1.05%	1.88%	1.65%	0.93%	1.12%	0.55%	1.01%	2.02%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$9.289391	$10.807130	$10.024932	$14.736560	$15.329986	$15.588805	$16.056316	$10.315896	$11.182199	$11.077806
Net Assets (in thousands)	$-	$-	$104	$10	$205	$29	$26	$-	$71	$33
Units Outstanding (in thousands)	-	-	10	1	13	2	2	-	6	3
Total Return****	12.87%	11.61%	12.51%	9.49%	9.67%	9.22%	9.30%	3.16%*	11.74%	4.18%
Investment Income Ratio**	0.00%	0.00%	1.28%	1.39%	1.59%	1.79%	2.60%	0.00%	1.14%	1.29%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$8.229836	$9.682778	$8.910415	$13.459549	$13.978747	$14.272891	$14.690414	n/a	$10.007526	$10.632938
Net Assets (in thousands)	$-	$-	$91	$9	$184	$19	$24	n/a	$39	$48
Units Outstanding (in thousands)	-	-	10	1	13	1	2	n/a	4	5
Total Return****	-4.58%	-0.78%	-2.34%	-4.01%	-5.24%	-6.05%	-6.84%	n/a	-2.72%	2.77%
Investment Income Ratio**	0.00%	0.00%	0.97%	0.83%	0.75%	0.97%	0.72%	n/a	0.58%	0.98%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$8.624737	$9.758816	$9.123543	$14.022092	$14.751790	$15.191344	$15.768266	n/a	$10.287177	$10.346584
Net Assets (in thousands)	$-	$-	$93	$10	$173	$10	$5	n/a	$-	$5
Units Outstanding (in thousands)	-	-	10	1	12	1	0	n/a	-	0
Total Return****	11.06%	9.45%	11.60%	11.37%	12.66%	13.19%	14.13%	n/a	2.87%*	3.47%*
Investment Income Ratio**	0.00%	0.00%	1.01%	0.47%	0.67%	0.54%	0.44%	n/a	0.00%	0.00%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$7.765986	$8.916457	$8.175094	$12.590053	$13.094447	$13.420794	$13.816407	n/a	n/a	n/a
Net Assets (in thousands)	$-	$-	$83	$-	$30	$9	$-	n/a	n/a	n/a
Units Outstanding (in thousands)	-	-	10	-	2	1	-	n/a	n/a	n/a
Total Return****	23.52%	16.91%	20.95%	25.90%*	30.94%*	34.21%*	38.16%*	n/a	n/a	n/a
Investment Income Ratio**	0.00%	0.00%	2.29%	0.00%	0.00%	0.00%	0.00%	n/a	n/a	n/a
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	n/a	n/a

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to  0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 6, 2009.
(b) Commencement of operations May 3, 2010.
(c) Commencement of operations April 30, 2012.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Allocation Fund(d)	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/BlackRock Commodity Securities Strategy Fund	JNL/BlackRock Global Allocation Fund(b)	JNL/BlackRock Large Cap Select Growth Fund	JNL/Brookfield Global Infrastructure Fund(c)	JNL/Capital Guardian Global Balanced Fund

Period ended December 31, 2013

Unit Value	$12.821959	$12.306064	$15.019547	$12.502524	$11.993445	$10.996840	$11.880960	$19.823962	$14.714830	$14.909349
1 Net Assets (in thousands)	$114	$18	$184	$195	$75	$256	$305	$1,746	$258	$701
1 Units Outstanding (in thousands)	9	1	12	16	6	23	26	88	18	47
Total Return****	25.99%	19.06%	30.95%	19.30%	9.23%	7.88%	12.61%	36.92%	21.60%	13.83%
Investment Income Ratio**	0.62%	0.00%	0.85%	0.76%	0.54%	0.40%	0.37%	0.02%	0.62%	1.66%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$10.176586	$10.335689	$11.469269	$10.479752	$10.979653	$10.193717	$10.550555	$14.478368	$12.101365	$13.098380
Net Assets (in thousands)	$89	$-	$96	$154	$35	$189	$515	$1,407	$166	$644
Units Outstanding (in thousands)	9	-	8	15	3	19	49	97	14	49
Total Return****	16.14%	3.36%*	15.18%	15.66%	15.62%	-0.72%	7.95%	8.96%	16.89%	11.35%
Investment Income Ratio**	0.79%	0.00%	0.68%	1.05%	1.28%	0.00%	0.00%	0.14%	0.06%	1.83%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$8.762390	n/a	$9.958000	$9.061055	$9.495959	$10.267282	$9.773532	$13.287421	$10.352340	$11.762753
Net Assets (in thousands)	$54	n/a	$-	$127	$8	$174	$508	$1,554	$-	$681
Units Outstanding (in thousands)	6	n/a	-	14	1	17	52	117	-	58
Total Return****	-20.63%	n/a	-3.76%	-15.65%	-15.57%	-8.74%	-5.25%	-0.75%	3.52%*	-6.17%
Investment Income Ratio**	0.32%	n/a	0.00%	1.66%	0.37%	0.55%	2.57%	0.32%	0.00%	0.99%
Ratio of Expenses***	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$11.039744	n/a	$10.346516	$10.742524	$11.247539	$11.250988	$10.315505	$13.387555	n/a	$12.536284
Net Assets (in thousands)	$13	n/a	$11	$5	$12	$161	$9	$1,697	n/a	$770
Units Outstanding (in thousands)	1	n/a	1	0	1	14	1	127	n/a	61
Total Return****	10.40%*	n/a	3.47%*	7.43%*	12.48%*	15.69%	3.16%*	11.00%	n/a	7.39%
Investment Income Ratio**	0.00%	n/a	0.00%	0.00%	0.00%	0.25%	0.00%	0.25%	n/a	1.12%
Ratio of Expenses***	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%

Period ended December 31, 2009

Unit Value	n/a	n/a	n/a	n/a	n/a	$9.724778	n/a	$12.061229	n/a	$11.673533
Net Assets (in thousands)	n/a	n/a	n/a	n/a	n/a	$179	n/a	$1,887	n/a	$508
Units Outstanding (in thousands)	n/a	n/a	n/a	n/a	n/a	18	n/a	157	n/a	44
Total Return****	n/a	n/a	n/a	n/a	n/a	47.70%	n/a	32.81%	n/a	20.66%
Investment Income Ratio**	n/a	n/a	n/a	n/a	n/a	0.98%	n/a	0.15%	n/a	2.21%
Ratio of Expenses***	n/a	n/a	n/a	n/a	n/a	1.50%	n/a	1.50%	n/a	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations May 3, 2010.
(b) Commencement of operations October 11, 2010.
(c) Commencement of operations December 12, 2011.
(d) Commencement of operations April 30, 2012.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Capital Guardian Global Diversified Research Fund	JNL/DFA U.S. Core Equity Fund	JNL/Eagle SmallCap Equity Fund	JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Eastspring Investments China-India Fund	JNL/Franklin Templeton Founding Strategy Fund	JNL/Franklin Templeton Global Growth Fund	JNL/Franklin Templeton Global Multisector Bond Fund(a)	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund

Period ended December 31, 2013

Unit Value	$14.659576	$15.253465	$22.585091	$9.466135	$9.338508	$11.824916	$11.267692	$11.906173	$13.751448	$11.022513
1 Net Assets (in thousands)	$1,501	$834	$340	$10	$47	$373	$261	$266	$1,059	$68
1 Units Outstanding (in thousands)	102	55	15	1	5	32	23	22	77	6
Total Return****	21.40%	33.15%	28.53%	-7.44%	-3.80%	22.12%	28.41%	1.98%	12.38%	30.44%
Investment Income Ratio**	1.19%	0.73%	0.07%	1.38%	0.92%	1.45%	1.10%	2.88%	3.67%	0.96%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$12.075578	$11.455457	$17.571612	$10.227410	$9.707265	$9.682980	$8.774814	$11.674530	$12.236139	$8.450238
Net Assets (in thousands)	$1,379	$790	$241	$11	$53	$774	$211	$32	$957	$8
Units Outstanding (in thousands)	114	69	14	1	5	80	24	3	78	1
Total Return****	15.28%	12.00%	12.13%	20.72%	21.63%	14.23%	20.23%	16.13%	10.53%	25.36%
Investment Income Ratio**	1.18%	0.85%	0.00%	0.64%	0.67%	2.11%	1.34%	0.20%	4.57%	1.08%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$10.475423	$10.228110	$15.670253	$8.472091	$7.980854	$8.477090	$7.298156	$10.052559	$11.070921	$6.740625
Net Assets (in thousands)	$1,307	$757	$236	$8	$76	$687	$206	$-	$814	$58
Units Outstanding (in thousands)	125	74	15	1	10	81	28	-	74	9
Total Return****	-5.93%	-2.31%	-3.76%	-22.37%	-28.96%	-2.83%	-7.48%	0.53%*	1.01%	-15.65%
Investment Income Ratio**	0.93%	0.51%	0.00%	0.10%	0.10%	1.31%	0.83%	0.00%	3.59%	0.98%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$11.135303	$10.470358	$16.282671	$10.912745	$11.234496	$8.723692	$7.887875	n/a	$10.960299	$7.991370
Net Assets (in thousands)	$1,425	$924	$237	$136	$468	$800	$204	n/a	$787	$221
Units Outstanding (in thousands)	128	88	15	12	42	92	26	n/a	72	28
Total Return****	10.11%	10.19%	33.63%	17.63%	15.19%	8.75%	5.47%	n/a	10.89%	18.75%
Investment Income Ratio**	0.70%	0.26%	0.13%	0.12%	0.00%	2.66%	1.24%	n/a	3.51%	1.42%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$10.112888	$9.501961	$12.184923	$9.277486	$9.753392	$8.022115	$7.478550	n/a	$9.883853	$6.729408
Net Assets (in thousands)	$1,372	$1,018	$262	$121	$353	$761	$44	n/a	$725	$138
Units Outstanding (in thousands)	136	107	22	13	36	95	6	n/a	73	20
Total Return****	36.17%	31.84%	33.47%	67.07%	79.56%	28.20%	28.89%	n/a	30.94%	50.32%
Investment Income Ratio**	1.41%	1.12%	0.00%	0.01%	0.00%	0.07%	2.79%	n/a	7.35%	2.95%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 12, 2011.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Franklin Templeton Mutual Shares Fund	JNL/Franklin Templeton Small Cap Value Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/Goldman Sachs Mid Cap Value Fund	JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Large Cap Growth Fund	JNL/Invesco Mid Cap Value Fund

Period ended December 31, 2013

Unit Value	$11.470866	$17.555116	$18.354717	$13.466489	$17.135353	$11.857856	$14.056167	$14.775930	$16.544290	$24.415434
1 Net Assets (in thousands)	$474	$376	$874	$60	$163	$42	$296	$567	$926	$1,177
1 Units Outstanding (in thousands)	41	21	48	4	9	4	21	38	56	48
Total Return****	26.38%	32.38%	-2.53%	-9.21%	30.76%	32.20%	1.23%	17.21%	37.50%	28.95%
Investment Income Ratio**	0.82%	0.80%	2.90%	8.00%	0.34%	0.15%	3.36%	0.98%	0.43%	0.16%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$9.076365	$13.260827	$18.830186	$14.832929	$13.104842	$8.969596	$13.884958	$12.606836	$12.032075	$18.933707
Net Assets (in thousands)	$394	$300	$959	$67	$159	$25	$219	$552	$480	$1,205
Units Outstanding (in thousands)	43	23	51	5	12	3	16	44	40	64
Total Return****	11.97%	15.87%	6.15%	18.25%	16.25%	17.81%	26.40%	14.03%	10.81%	6.14%
Investment Income Ratio**	1.48%	0.23%	2.15%	0.00%	1.02%	0.38%	0.69%	1.60%	0.00%	0.25%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$8.106255	$11.444955	$17.738514	$12.543259	$11.272733	$7.613776	$10.985132	$11.055660	$10.857986	$17.839116
Net Assets (in thousands)	$297	$266	$946	$60	$187	$22	$174	$546	$440	$1,403
Units Outstanding (in thousands)	37	23	53	5	17	3	16	49	40	79
Total Return****	-2.14%	-4.17%	4.68%	-6.09%	-7.93%	-11.96%	-7.66%	-8.27%	-8.07%	-7.07%
Investment Income Ratio**	2.87%	0.26%	1.66%	3.78%	0.54%	0.12%	2.52%	0.65%	0.14%	0.59%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$8.283129	$11.943207	$16.945752	$13.356371	$12.243311	$8.647817	$11.895776	$12.052089	$11.811133	$19.195560
Net Assets (in thousands)	$227	$331	$1,102	$89	$219	$24	$209	$781	$522	$1,751
Units Outstanding (in thousands)	27	28	65	7	18	3	18	65	44	91
Total Return****	9.80%	24.95%	6.03%	14.34%	22.54%	7.08%	15.40%	10.64%	15.66%	21.24%
Investment Income Ratio**	0.02%	0.40%	2.10%	1.48%	0.48%	0.59%	4.34%	0.71%	0.24%	0.49%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$7.544164	$9.558422	$15.982598	$11.681337	$9.990935	$8.076138	$10.308135	$10.893523	$10.212045	$15.832997
Net Assets (in thousands)	$169	$193	$1,365	$23	$181	$31	$156	$804	$645	$1,657
Units Outstanding (in thousands)	22	20	85	2	18	4	15	74	63	105
Total Return****	24.85%	31.61%	12.46%	21.10%	30.68%	23.00%	30.56%	34.95%	22.44%	37.57%
Investment Income Ratio**	3.48%	0.87%	4.19%	0.05%	1.00%	0.77%	2.41%	1.85%	0.27%	0.76%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Invesco Small Cap Growth Fund	JNL/Ivy Asset Strategy Fund(a)	JNL/JPMorgan International Value Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/M&G Global Basics Fund	JNL/M&G Global Leaders Fund(b)	JNL/MC 10 x 10 Fund	JNL/MC 25 Fund

Period ended December 31, 2013

Unit Value	$23.127609	$14.383384	$14.162309	$20.149158	$13.234319	$13.424643	$13.987544	$14.497532	$12.034434	$19.567136
1 Net Assets (in thousands)	$305	$629	$658	$617	$188	$99	$60	$-	$83	$252
1 Units Outstanding (in thousands)	13	44	46	31	14	7	4	-	7	13
Total Return****	37.61%	21.81%	19.67%	39.92%	-4.95%	-2.57%	2.91%	17.23%	25.80%	34.82%
Investment Income Ratio**	0.11%	1.33%	2.98%	0.20%	1.70%	1.46%	3.63%	0.17%	1.90%	2.39%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$16.806903	$11.807943	$11.834908	$14.400622	$13.923583	$13.778490	$13.591491	$12.366807	$9.566348	$14.513103
Net Assets (in thousands)	$245	$518	$778	$245	$696	$109	$12	$4	$71	$198
Units Outstanding (in thousands)	15	44	66	17	50	8	1	0	7	14
Total Return****	15.92%	15.51%	15.41%	14.51%	2.10%	20.38%	6.29%	13.05%	14.23%	15.94%
Investment Income Ratio**	0.00%	0.10%	4.51%	0.00%	2.17%	1.65%	1.19%	1.03%	2.21%	2.39%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$14.498765	$10.222860	$10.254803	$12.576223	$13.637775	$11.445738	$12.787645	$10.939654	$8.374553	$12.517281
Net Assets (in thousands)	$257	$415	$705	$559	$742	$180	$9	$3	$71	$139
Units Outstanding (in thousands)	18	41	69	44	54	16	1	0	9	11
Total Return****	-2.83%	-8.87%	-14.16%	-7.29%	8.20%	-18.97%	-13.20%	-12.98%	-3.54%	7.26%
Investment Income Ratio**	0.00%	0.12%	2.81%	0.00%	2.53%	0.81%	0.17%	0.68%	1.21%	3.30%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$14.920393	$11.217625	$11.946282	$13.565322	$12.603926	$14.125372	$14.732451	$12.571577	$8.682103	$11.670369
Net Assets (in thousands)	$333	$417	$834	$513	$576	$432	$16	$1	$136	$107
Units Outstanding (in thousands)	22	37	70	38	46	31	1	0	16	9
Total Return****	24.33%	8.18%	5.98%	23.73%	5.75%	20.09%	21.25%	11.52%	14.70%	21.02%
Investment Income Ratio**	0.00%	0.01%	2.34%	0.00%	2.46%	0.48%	0.59%	0.32%	1.87%	2.15%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$12.000385	$10.369886	$11.272175	$10.963998	$11.919102	$11.762022	$12.150192	$11.272816	$7.569470	$9.643160
Net Assets (in thousands)	$310	$21	$1,318	$402	$606	$370	$10	$1	$116	$140
Units Outstanding (in thousands)	26	2	117	37	51	31	1	0	15	14
Total Return****	32.79%	3.70%*	28.23%	40.83%	2.15%	69.18%	44.81%	35.37%	22.73%	50.67%
Investment Income Ratio**	0.00%	0.00%	4.12%	0.00%	2.08%	2.42%	0.07%	0.54%	5.62%	7.32%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations September 28, 2009.
(b) The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC Bond Index Fund	JNL/MC Communications Sector Fund	JNL/MC Consumer Brands Sector Fund	JNL/MC Dow Dividend Fund(d)	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund(c)	JNL/MC Emerging Markets Index Fund(b)	JNL/MC European 30 Fund	JNL/MC Financial Sector Fund	JNL/MC Global Alpha Fund(a)	JNL/MC Healthcare Sector Fund

Period ended December 31, 2013

Unit Value	$12.651423	$20.309131	$20.513386	$8.103375	$13.876928	$9.887542	$15.100097	$10.124197	$9.780694	$20.007400
1 Net Assets (in thousands)	$434	$6	$94	$-	$21	$126	$16	$45	$8	$219
1 Units Outstanding (in thousands)	34	0	5	-	2	13	1	4	1	11
Total Return****	-4.18%	19.22%	39.01%	15.15%	37.15%	-5.58%	28.66%	31.36%	-2.84%	38.79%
Investment Income Ratio**	1.86%	2.08%	0.58%	2.59%	0.73%	0.78%	0.85%	0.86%	0.00%	0.68%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$13.203120	$17.035240	$14.757099	$7.037338	$10.117824	$10.472344	$11.735993	$7.707084	$10.066643	$14.415285
Net Assets (in thousands)	$579	$6	$32	$68	$0	$67	$15	$27	$9	$106
Units Outstanding (in thousands)	44	0	2	10	0	6	1	3	1	7
Total Return****	2.07%	18.54%	21.63%	9.82%	1.18%*	15.80%	7.02%	24.24%	-3.35%	16.78%
Investment Income Ratio**	2.08%	2.05%	0.42%	1.90%	0.00%	0.08%	3.57%	0.79%	0.00%	0.74%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$12.935749	$14.370920	$12.132734	$6.407798	n/a	$9.043307	$10.966251	$6.203360	$10.415726	$12.343468
Net Assets (in thousands)	$644	$7	$27	$48	n/a	$-	$13	$22	$10	$101
Units Outstanding (in thousands)	50	0	2	7	n/a	-	1	4	1	8
Total Return****	5.56%	-4.63%	4.95%	4.20%	n/a	-0.07%*	-8.73%	-14.18%	1.36%	9.23%
Investment Income Ratio**	2.71%	2.74%	0.44%	2.85%	n/a	0.00%	1.90%	0.58%	0.69%	0.84%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$12.254363	$15.067922	$11.560345	$6.149383	n/a	n/a	$12.015221	$7.228610	$10.276339	$11.300152
Net Assets (in thousands)	$625	$23	$64	$39	n/a	n/a	$15	$50	$10	$91
Units Outstanding (in thousands)	51	2	6	6	n/a	n/a	1	7	1	8
Total Return****	4.30%	20.71%	20.93%	10.38%	n/a	n/a	0.61%	11.80%	4.41%	2.33%
Investment Income Ratio**	2.52%	2.00%	0.45%	3.94%	n/a	n/a	0.06%	1.25%	0.00%	1.00%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$11.749474	$12.483082	$9.559571	$5.571140	n/a	n/a	$11.941950	$6.465879	$9.841922	$11.042993
Net Assets (in thousands)	$625	$16	$43	$26	n/a	n/a	$5	$48	$8	$111
Units Outstanding (in thousands)	53	1	4	5	n/a	n/a	0	7	1	10
Total Return****	4.17%	23.72%	31.16%	18.46%	n/a	n/a	38.93%	16.85%	-1.58%*	19.17%
Investment Income Ratio**	2.51%	1.47%	0.52%	5.41%	n/a	n/a	2.82%	1.29%	0.00%	1.24%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations September 28, 2009.
(b) Commencement of operations August 29, 2011.
(c) Commencement of operations April 30, 2012.
(d) The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC Index 5 Fund	JNL/MC International Index Fund	JNL/MC JNL 5 Fund	JNL/MC JNL Optimized 5 Fund	JNL/MC Nasdaq 25 Fund	JNL/MC NYSE International 25 Fund	JNL/MC Oil & Gas Sector Fund	JNL/MC Pacific Rim 30 Fund	JNL/MC S&P 24 Fund	JNL/MC S&P 400 MidCap Index Fund

Period ended December 31, 2013

Unit Value	$12.696546	$15.921763	$16.294086	$12.621862	$14.925645	$8.323803	$32.451471	$15.401420	$13.759031	$21.546506
1 Net Assets (in thousands)	$98	$420	$4,713	$349	$74	$15	$898	$14	$63	$363
1 Units Outstanding (in thousands)	8	26	289	28	5	2	28	1	5	17
Total Return****	21.90%	19.62%	29.72%	30.31%	39.00%	21.29%	23.48%	10.98%	38.41%	31.01%
Investment Income Ratio**	1.51%	2.15%	2.64%	3.04%	0.98%	4.15%	1.18%	3.29%	0.91%	0.72%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$10.415491	$13.310141	$12.560708	$9.685928	$10.737927	$6.862827	$26.281020	$13.877591	$9.940551	$16.445961
Net Assets (in thousands)	$83	$424	$4,214	$259	$33	$6	$752	$14	$50	$242
Units Outstanding (in thousands)	8	32	335	27	3	1	29	1	5	15
Total Return****	12.25%	16.26%	16.28%	12.60%	17.87%	10.02%	2.79%	10.35%	9.86%	15.49%
Investment Income Ratio**	1.47%	2.65%	2.75%	2.43%	0.34%	3.99%	1.03%	1.83%	0.50%	0.95%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$9.278498	$11.449016	$10.801945	$8.601962	$9.109906	$6.237627	$25.567307	$12.575749	$9.048105	$14.239979
Net Assets (in thousands)	$75	$389	$4,498	$343	$5	$12	$846	$13	$44	$256
Units Outstanding (in thousands)	8	34	416	40	1	2	33	1	5	18
Total Return****	-3.54%	-13.57%	-3.52%	-11.18%	0.47%	-24.99%	1.74%	-3.33%	3.35%	-3.60%
Investment Income Ratio**	0.77%	2.50%	3.22%	1.79%	0.52%	1.96%	0.74%	1.31%	0.56%	0.52%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$9.618691	$13.245847	$11.196351	$9.684904	$9.067401	$8.315473	$25.130567	$13.009024	$8.754741	$14.771027
Net Assets (in thousands)	$84	$479	$5,305	$459	$4	$6	$724	$18	$12	$388
Units Outstanding (in thousands)	9	36	474	47	0	1	29	1	1	26
Total Return****	14.06%	5.22%	15.37%	11.98%	15.45%	0.74%	17.34%	11.21%	14.83%	23.96%
Investment Income Ratio**	0.97%	1.77%	2.12%	1.99%	0.13%	1.57%	0.89%	0.00%	0.29%	0.65%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$8.433059	$12.588537	$9.705139	$8.649026	$7.853724	$8.254076	$21.417714	$11.697447	$7.624195	$11.915940
Net Assets (in thousands)	$77	$555	$5,438	$413	$3	$32	$779	$3	$10	$380
Units Outstanding (in thousands)	9	44	560	48	0	4	36	0	1	32
Total Return****	23.30%	27.36%	22.29%	35.67%	32.11%	34.01%	18.30%	22.28%	17.07%	35.98%
Investment Income Ratio**	1.80%	2.42%	3.68%	2.73%	0.00%	6.25%	0.86%	2.08%	0.29%	1.22%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC S&P 500 Index Fund	JNL/MC S&P SMid 60 Fund	JNL/MC Select Small-Cap Fund(b)	JNL/MC Small Cap Index Fund	JNL/MC Technology Sector Fund	JNL/MC Value Line 30 Fund	JNL/MC VIP Fund(b)	JNL/Morgan Stanley Mid Cap Growth Fund(a)	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Global Growth Fund

Period ended December 31, 2013

Unit Value	$16.650812	$15.821537	$8.252508	$19.427857	$16.362296	$7.608058	$13.381267	$12.876951	$10.269138	$19.306823
1 Net Assets (in thousands)	$1,727	$156	$-	$1,249	$160	$116	$-	$4	$6	$552
1 Units Outstanding (in thousands)	104	10	-	64	10	15	-	0	1	29
Total Return****	29.68%	34.85%	19.96%	36.37%	24.30%	32.82%	18.72%	35.68%	-1.59%	24.36%
Investment Income Ratio**	1.25%	1.48%	0.00%	0.87%	0.68%	1.31%	2.44%	0.00%	0.16%	0.82%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$12.839998	$11.732295	$6.879320	$14.245995	$13.163178	$5.728068	$11.271379	$9.490854	$10.434800	$15.524906
Net Assets (in thousands)	$1,321	$112	$8	$1,131	$118	$173	$102	$3	$6	$585
Units Outstanding (in thousands)	103	10	1	79	9	30	9	0	1	38
Total Return****	13.65%	12.15%	14.17%	14.16%	9.57%	7.53%	10.47%	-5.09%*	4.35%*	18.74%
Investment Income Ratio**	1.48%	0.81%	0.14%	1.54%	0.23%	0.06%	1.97%	0.39%	0.00%	0.98%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$11.297836	$10.461379	$6.025434	$12.479085	$12.013444	$5.326742	$10.203376	n/a	n/a	$13.074637
Net Assets (in thousands)	$1,239	$104	$7	$1,146	$123	$195	$127	n/a	n/a	$584
Units Outstanding (in thousands)	110	10	1	92	10	37	12	n/a	n/a	45
Total Return****	-0.04%	-9.09%	-0.15%	-5.76%	-1.81%	-24.13%	-5.09%	n/a	n/a	-9.58%
Investment Income Ratio**	1.57%	0.68%	0.40%	0.71%	0.17%	0.00%	1.33%	n/a	n/a	0.48%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	n/a	1.50%

Period ended December 31, 2010

Unit Value	$11.302097	$11.506816	$6.034287	$13.241801	$12.234524	$7.020584	$10.751031	n/a	n/a	$14.460303
Net Assets (in thousands)	$1,558	$130	$33	$1,536	$148	$300	$157	n/a	n/a	$834
Units Outstanding (in thousands)	138	11	5	116	12	43	15	n/a	n/a	58
Total Return****	12.73%	18.96%	13.52%	24.44%	10.44%	20.63%	13.60%	n/a	n/a	13.66%
Investment Income Ratio**	1.27%	0.08%	0.39%	0.60%	0.16%	0.47%	2.38%	n/a	n/a	0.70%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	n/a	1.50%

Period ended December 31, 2009

Unit Value	$10.025486	$9.672613	$5.315724	$10.640882	$11.078086	$5.819958	$9.464063	n/a	n/a	$12.722202
Net Assets (in thousands)	$1,631	$159	$49	$1,674	$154	$588	$156	n/a	n/a	$957
Units Outstanding (in thousands)	163	16	9	157	14	101	16	n/a	n/a	75
Total Return****	24.09%	59.18%	3.33%	25.48%	61.38%	12.98%	22.10%	n/a	n/a	37.35%
Investment Income Ratio**	2.42%	1.36%	0.99%	1.00%	0.08%	0.14%	1.39%	n/a	n/a	1.37%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a	n/a	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2012.
(b) The period is from January 1, 2013 through acquisition September 13, 2013. Unit values disclosed are as of September 13, 2013.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/PIMCO Real Return Fund	JNL/PIMCO Total Return Bond Fund	JNL/PPM America Floating Rate Income Fund(a)	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Value Equity Fund	JNL/Red Rocks Listed Private Equity Fund	JNL/S&P 4 Fund	JNL/S&P Competitive Advantage Fund

Period ended December 31, 2013

Unit Value	$13.370311	$19.334756	$10.882271	$19.393002	$15.190105	$14.987017	$13.391070	$14.745694	$17.684448	$19.144007
1 Net Assets (in thousands)	$616	$4,361	$248	$1,566	$47	$150	$1,082	$203	$248	$98
1 Units Outstanding (in thousands)	46	226	23	81	3	10	81	14	14	5
Total Return****	-10.48%	-3.53%	2.76%	6.59%	38.98%	35.31%	38.14%	39.55%	41.49%	40.81%
Investment Income Ratio**	1.16%	1.10%	2.11%	5.66%	0.43%	0.38%	1.15%	8.79%	0.63%	0.59%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$14.935659	$20.043149	$10.589636	$18.194081	$10.929570	$11.076169	$9.693851	$10.566320	$12.498390	$13.595768
Net Assets (in thousands)	$961	$5,407	$27	$1,699	$39	$106	$939	$147	$155	$71
Units Outstanding (in thousands)	64	270	3	93	4	10	97	14	12	5
Total Return****	6.81%	6.48%	6.21%	15.01%	14.69%	17.90%	13.93%	28.32%	14.50%	14.88%
Investment Income Ratio**	1.65%	1.82%	2.94%	4.97%	0.36%	0.95%	1.31%	0.00%	1.91%	0.50%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$13.983065	$18.824173	$9.970292	$15.819584	$9.529377	$9.394758	$8.508238	$8.234384	$10.915893	$11.834261
Net Assets (in thousands)	$1,299	$5,479	$10	$1,600	$58	$92	$967	$134	$126	$99
Units Outstanding (in thousands)	93	291	1	101	6	10	114	16	12	8
Total Return****	10.06%	3.27%	-1.48%*	3.12%	-8.79%	-9.39%	-6.67%	-19.19%	4.30%	8.89%
Investment Income Ratio**	0.79%	2.65%	0.00%	5.87%	0.11%	0.21%	1.12%	10.17%	4.39%	0.73%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$12.705513	$18.227881	n/a	$15.341407	$10.447263	$10.368334	$9.116339	$10.189347	$10.466276	$10.868501
Net Assets (in thousands)	$940	$6,529	n/a	$1,924	$65	$308	$1,250	$51	$127	$114
Units Outstanding (in thousands)	74	358	n/a	125	6	30	137	5	12	11
Total Return****	6.12%	5.97%	n/a	13.91%	27.65%	25.81%	15.71%	24.44%	12.10%	10.95%
Investment Income Ratio**	1.30%	1.93%	n/a	6.48%	0.00%	0.15%	1.12%	0.25%	0.00%	0.83%
Ratio of Expenses***	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$11.972861	$17.201159	n/a	$13.468010	$8.184082	$8.241270	$7.878615	$8.188403	$9.336545	$9.795951
Net Assets (in thousands)	$995	$7,288	n/a	$1,724	$1	$308	$1,355	$20	$96	$59
Units Outstanding (in thousands)	83	424	n/a	128	0	37	172	2	10	6
Total Return****	15.50%	13.74%	n/a	44.13%	45.21%	31.98%	42.43%	38.24%	39.74%	42.07%
Investment Income Ratio**	2.41%	2.33%	n/a	6.46%	0.22%	0.36%	5.15%	4.03%	1.13%	0.01%
Ratio of Expenses***	1.50%	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 1, 2011.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/S&P Dividend Income & Growth Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Total Yield Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund

Period ended December 31, 2013

Unit Value	$16.004537	$19.020252	$17.182879	$13.253713	$16.865218	$14.299320	$16.229402	$16.267517	$19.804722	$33.475921
1 Net Assets (in thousands)	$358	$284	$3,483	$925	$5,764	$932	$4,656	$127	$1,648	$3,040
1 Units Outstanding (in thousands)	22	15	203	70	342	65	287	8	83	91
Total Return****	28.84%	47.72%	23.90%	2.96%	20.76%	8.78%	14.12%	49.42%	36.60%	34.47%
Investment Income Ratio**	1.51%	1.39%	0.67%	0.57%	0.80%	0.54%	0.47%	1.14%	0.07%	0.00%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$12.422498	$12.876274	$13.868252	$12.872112	$13.966143	$13.144972	$14.221152	$10.886881	$14.498247	$24.894518
Net Assets (in thousands)	$211	$98	$2,966	$989	$5,953	$700	$4,475	$55	$1,333	$2,631
Units Outstanding (in thousands)	17	8	214	77	426	53	315	5	92	106
Total Return****	11.12%	12.41%	14.11%	7.15%	13.62%	9.27%	12.04%	20.01%	17.06%	11.89%
Investment Income Ratio**	1.44%	1.04%	0.85%	2.23%	1.16%	1.68%	1.31%	0.89%	0.00%	0.18%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$11.179236	$11.455070	$12.152991	$12.013175	$12.292350	$12.029956	$12.692732	$9.071490	$12.385065	$22.248870
Net Assets (in thousands)	$150	$53	$2,773	$925	$5,834	$614	$4,681	$15	$1,135	$2,627
Units Outstanding (in thousands)	13	5	228	77	475	51	369	2	92	118
Total Return****	10.75%	4.93%	-6.21%	1.59%	-4.58%	-0.66%	-2.74%	-6.80%	-2.65%	-2.92%
Investment Income Ratio**	1.55%	0.85%	0.60%	1.48%	0.64%	1.62%	1.35%	0.99%	0.00%	0.01%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$10.093779	$10.916476	$12.957326	$11.825168	$12.882067	$12.109972	$13.049651	$9.733880	$12.721610	$22.918568
Net Assets (in thousands)	$61	$42	$3,182	$1,626	$6,631	$773	$5,803	$19	$1,317	$3,021
Units Outstanding (in thousands)	6	4	246	137	515	64	445	2	104	132
Total Return****	16.47%	12.69%	15.34%	7.08%	14.39%	9.65%	11.50%	8.44%	15.03%	25.96%
Investment Income Ratio**	3.65%	0.62%	0.66%	1.98%	0.88%	2.31%	1.09%	0.59%	0.04%	0.16%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$8.666134	$9.687324	$11.233841	$11.043141	$11.261557	$11.044620	$11.704047	$8.976290	$11.059850	$18.195308
Net Assets (in thousands)	$17	$73	$3,184	$1,650	$6,523	$588	$5,992	$35	$1,616	$2,878
Units Outstanding (in thousands)	2	8	283	149	579	53	512	4	146	158
Total Return****	21.63%	54.70%	29.10%	11.84%	26.15%	16.86%	21.62%	40.75%	41.36%	44.65%
Investment Income Ratio**	0.03%	0.04%	2.01%	1.69%	1.60%	1.29%	0.66%	0.02%	0.27%	0.00%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/WMC Balanced Fund	JNL/WMC Money Market Fund	JNL/WMC Value Fund

Period ended December 31, 2013

Unit Value	$10.432163	$19.213241	$17.445768	$11.030573	$19.835570
1 Net Assets (in thousands)	$463	$725	$3,376	$1,217	$206
1 Units Outstanding (in thousands)	44	38	194	110	10
Total Return****	-1.39%	35.09%	17.55%	-1.49%	29.10%
Investment Income Ratio**	1.48%	1.07%	1.34%	0.00%	1.42%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$10.579392	$14.222178	$14.840857	$11.197179	$15.364977
Net Assets (in thousands)	$361	$663	$2,938	$2,065	$228
Units Outstanding (in thousands)	34	47	198	184	15
Total Return****	0.92%	17.55%	8.45%	-1.49%	14.61%
Investment Income Ratio**	0.93%	1.30%	1.18%	0.00%	2.05%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$10.483414	$12.098781	$13.684138	$11.366748	$13.406018
Net Assets (in thousands)	$321	$567	$2,862	$1,885	$241
Units Outstanding (in thousands)	31	47	209	166	18
Total Return****	-0.13%	-3.53%	1.74%	-1.48%	-3.51%
Investment Income Ratio**	1.05%	1.30%	0.98%	0.00%	0.97%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2010

Unit Value	$10.496615	$12.541320	$13.450621	$11.537549	$13.894206
Net Assets (in thousands)	$716	$591	$2,989	$2,675	$218
Units Outstanding (in thousands)	68	47	222	232	16
Total Return****	1.41%	14.17%	9.18%	-1.49%	12.00%
Investment Income Ratio**	1.48%	0.90%	1.11%	0.00%	0.76%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2009

Unit Value	$10.351013	$10.985225	$12.319914	$11.711925	$12.405133
Net Assets (in thousands)	$285	$723	$3,045	$3,458	$269
Units Outstanding (in thousands)	28	66	247	295	22
Total Return****	6.03%	35.05%	17.91%	-1.34%	22.13%
Investment Income Ratio**	3.71%	1.44%	2.28%	0.15%	0.93%
Ratio of Expenses***	1.50%	1.50%	1.50%	1.50%	1.50%

*
Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

***
Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

****
Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

1	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

KPMG LLP
Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Directors
Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account III:

We have audited the accompanying statement of assets and liabilities of each investment division within Jackson National Separate Account III (the Company), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent of the underlying mutual funds and other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each investment division within Jackson National Separate Account III as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, IL
March 7, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

APPENDIX B

KPMG LLP
Aon Center
Suite 5500
200 East Randolph Drive
Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of
Jackson National Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated income statements, consolidated statements of comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
March 7, 2014

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2013	2012
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2013, $48,620,014; 2012, $48,858,082, including $164,803 and $319,258 at fair value under the fair value option at December 31, 2013 and 2012, respectively)	$49,729,105	$53,164,638
Trading securities, at fair value	541,228	412,813
Commercial mortgage loans, net of allowance	6,080,080	5,758,997
Policy loans (includes $3,131,161 and $2,994,756 at fair value under the fair value option at December 31, 2013 and 2012, respectively)	4,477,040	4,374,211
Derivative instruments	1,267,974	2,512,658
Other invested assets	1,470,800	1,368,710
Total investments	63,566,227	67,592,027
Cash and cash equivalents	986,383	1,150,420
Accrued investment income	682,149	678,442
Deferred acquisition costs	6,212,220	4,822,587
Reinsurance recoverable	10,046,745	9,876,908
Income taxes receivable	132,996	226,465
Deferred income taxes, net	110,393	-
Other assets	2,059,280	919,229
Separate account assets	108,787,279	80,134,446
Total assets	$192,583,672	$165,400,524

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$17,148,050	$17,978,248
Other contract holder funds	53,473,073	52,827,628
Funds held under reinsurance treaties, at fair value under fair value option	3,396,987	3,285,118
Debt	284,489	292,274
Securities lending payable	95,754	153,747
Deferred income taxes, net	-	491,570
Derivative instruments	852,953	1,048,459
Other liabilities	2,506,665	1,862,837
Separate account liabilities	108,787,279	80,134,446
Total liabilities	186,545,250	158,074,327

Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,801,965	3,766,912
Shares held in trust	(22,752)	(25,065)
Equity compensation reserve	18,448	12,943
Accumulated other comprehensive income, net of tax (benefit) expense of $(113,674) in 2013 and $737,463 in 2012	526,947	2,107,631
Retained earnings	1,657,406	1,409,244
Total stockholder’s equity	5,995,814	7,285,465
Noncontrolling interests	42,608	40,732
Total equity	6,038,422	7,326,197
Total liabilities and equity	$192,583,672	$165,400,524

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Revenues
Fee income	$3,801,275	$2,787,122	$2,108,159
Premium	286,771	176,270	139,810
Net investment income	3,144,646	2,780,562	2,644,586
Net realized losses on investments:
Total other-than-temporary impairments	(49,930)	(172,730)	(305,805)
Portion of other-than-temporary impairments included in other comprehensive income	29,146	85,876	218,710
Net other-than-temporary impairments	(20,784)	(86,854)	(87,095)
Other net investment losses	(1,969,669)	(630,252)	(673,010)
Total net realized losses on investments	(1,990,453)	(717,106)	(760,105)
Other income	154,714	80,056	52,350
Total revenues	5,396,953	5,106,904	4,184,800
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,026,392	614,214	585,296
Interest credited on other contract holder funds, net of deferrals	1,636,071	1,460,021	1,384,909
Interest expense	42,036	44,561	42,881
Operating costs and other expenses, net of deferrals	1,480,719	1,251,244	1,005,947
Amortization of deferred acquisition and sales inducement costs	284,618	443,676	375,963
Total benefits and expenses	4,469,836	3,813,716	3,394,996
Pretax income	927,117	1,293,188	789,804
Income tax expense	166,997	355,433	212,072
Net Income	760,120	937,755	577,732
Less: Net income (loss) attributable to noncontrolling interests	4,958	(1,736)	4,446
Net income attributable to Jackson	$755,162	$939,491	$573,286

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Net income	$760,120	$937,755	$577,732

Other comprehensive income, net of tax:
Net unrealized (losses) gains on securities not other-than-temporarily impaired (net of tax (benefit) expense of: 2013 $(807,429); 2012 $403,751; 2011 $393,574)	(1,487,770)	764,562	701,875

Net unrealized losses on other-than-temporarily impaired securities (net of tax benefit of: 2013 $7,984; 2012 $25,563; 2011 $67,448)	(14,826)	(47,474)	(125,261)

Reclassification adjustment for losses included in net income (net of tax benefit of: 2013 $43,708; 2012 $27,836; 2011 $32,447)	(81,170)	(51,696)	(60,260)

Total other comprehensive income	(1,583,766)	665,392	516,354
Comprehensive (loss) income	(823,646)	1,603,147	1,094,086
Less: Comprehensive income (loss) attributable to noncontrolling interests	1,876	13,003	(24,603)
Comprehensive (loss) income attributable to Jackson	$(825,522)	$1,590,144	$1,118,689

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder’s	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2010	$13,800	$3,711,500	$(8,188)	$2,838	$911,575	$826,467	$5,457,992	$52,332	$5,510,324
Net income	-	-	-	-	-	573,286	573,286	4,446	577,732
Change in unrealized investment gains and losses, net of tax	-	-	-	-	545,403	-	545,403	(29,049)	516,354
Capital contribution	-	19,401	-	-	-	-	19,401	-	19,401
Dividends to stockholder	-	-	-	-	-	(530,000)	(530,000)	-	(530,000)
Shares acquired at cost	-	-	(17,948)	-	-	-	(17,948)	-	(17,948)
Shares distributed at cost	-	-	9,357	-	-	-	9,357	-	9,357
Reserve for equity compensation plans	-	-	-	7,515	-	-	7,515	-	7,515
Fair value of shares issued under equity compensation plans	-	-	-	(2,386)	-	-	(2,386)	-	(2,386)
Balances as of December 31, 2011	13,800	3,730,901	(16,779)	7,967	1,456,978	869,753	6,062,620	27,729	6,090,349

Net income	-	-	-	-	-	939,491	939,491	(1,736)	937,755
Change in unrealized investment gains and losses, net of tax	-	-	-	-	650,653	-	650,653	14,739	665,392
Capital contribution	-	36,011	-	-	-	-	36,011	-	36,011
Dividends to stockholder	-	-	-	-	-	(400,000)	(400,000)	-	(400,000)
Shares acquired at cost	-	-	(25,220)	-	-	-	(25,220)	-	(25,220)
Shares distributed at cost	-	-	16,934	-	-	-	16,934	-	16,934
Reserve for equity compensation plans	-	-	-	17,107	-	-	17,107	-	17,107
Fair value of shares issued under equity compensation plans	-	-	-	(12,131)	-	-	(12,131)	-	(12,131)
Balances as of December 31, 2012	13,800	3,766,912	(25,065)	12,943	2,107,631	1,409,244	7,285,465	40,732	7,326,197

Net income	-	-	-	-	-	755,162	755,162	4,958	760,120
Change in unrealized investment gains and losses, net of tax	-	-	-	-	(1,580,684)	-	(1,580,684)	(3,082)	(1,583,766)
Capital contribution	-	35,053	-	-	-	-	35,053	-	35,053
Dividends to stockholder	-	-	-	-	-	(507,000)	(507,000)	-	(507,000)
Shares acquired at cost	-	-	(21,208)	-	-	-	(21,208)	-	(21,208)
Shares distributed at cost	-	-	23,521	-	-	-	23,521	-	23,521
Reserve for equity compensation plans	-	-	-	13,129	-	-	13,129	-	13,129
Fair value of shares issued under equity compensation plans	-	-	-	(7,624)	-	-	(7,624)	-	(7,624)
Balances as of December 31, 2013	$13,800	$3,801,965	$(22,752)	$18,448	$526,947	$1,657,406	$5,995,814	$42,608	$6,038,422

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2013	2012	2011
Cash flows from operating activities:
Net income	$760,120	$937,755	$577,732
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains on investments	(81,145)	(28,487)	(113,933)
Net losses on derivatives	1,865,137	585,288	809,328
Interest credited on other contract holder funds, gross	1,650,459	1,473,482	1,396,036
Mortality, expense and surrender charges	(743,799)	(462,531)	(343,983)
Amortization of discount and premium on investments	49,408	39,699	5,428
Deferred income tax expense	277,078	53,323	153,591
Share-based compensation	39,947	32,946	11,802
Change in:
Accrued investment income	(3,707)	(10,276)	(22,423)
Deferred sales inducements and acquisition costs	(848,133)	(832,841)	(810,412)
Trading portfolio activity, net	(128,415)	(88,260)	151,494
Income taxes receivable (payable)	86,261	25,030	(130,920)
Other assets and liabilities, net	85,812	245,722	(495,938)
Net cash provided by operating activities	3,009,023	1,970,850	1,187,802

Cash flows from investing activities:
Sales, maturities and repayments of:
Fixed maturities	5,798,733	6,507,615	8,981,098
Commercial mortgage loans	1,339,273	918,780	1,323,959
Purchases of:
Fixed maturities	(5,543,494)	(5,294,561)	(8,202,646)
Commercial mortgage loans	(1,654,026)	(1,137,725)	(1,185,257)
Purchase of REALIC, net of cash acquired	(17,696)	(354,172)	-
Other investing activities	(2,489,841)	(1,413,375)	(514,011)
Net cash (used in) provided by investing activities	(2,567,051)	(773,438)	403,143

Cash flows from financing activities:
Policyholders’ account balances:
Deposits	25,196,030	23,226,461	20,374,771
Withdrawals	(11,810,633)	(9,101,692)	(8,846,295)
Net transfers to separate accounts	(14,094,490)	(14,164,019)	(12,256,282)
Net proceeds from (payments on) repurchase agreements	415,271	(100,709)	(451,678)
Net proceeds from (payments on) Federal Home Loan Bank notes	200,000	(150,000)	150,000
Net payments on debt	(7,500)	(5,000)	(40,870)
Shares held in trust at cost, net	2,313	(8,286)	(8,591)
Payment of cash dividends to Parent	(507,000)	(400,000)	(530,000)
Net cash used in financing activities	(606,009)	(703,245)	(1,608,945)

Net (decrease) increase in cash and cash equivalents	(164,037)	494,167	(18,000)

Cash and cash equivalents, beginning of year	1,150,420	656,253	674,253
Total cash and cash equivalents, end of year	$986,383	$1,150,420	$656,253

Supplemental Cash Flow Information
Income tax (received) paid	$(241,921)	$241,201	$170,022
Interest paid	$21,900	$22,011	$22,356

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

1.     Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England.  Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
●
Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;

●
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

●	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;
●	Hermitage Management, LLC, a wholly owned subsidiary that holds and manages certain real estate related investments;
●	Other insignificant wholly owned subsidiaries; and
●	Other partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

Acquisition
On September 4, 2012, the Company acquired 100% of the equity of SRLC America Holding Corp. (“SRLC”) from Swiss Re Life Capital Ltd (“Swiss Re”) for a preliminary purchase price of $663.3 million, which was reduced by a $73.9 million current net operating loss carryback income tax recoverable, resulting in an initial cash payment of $589.4 million at the time of sale.  Subsequent adjustments through December 31, 2012 reduced the preliminary purchase price from $663.3 million to $587.3 million, which was subject to final agreement with Swiss Re.  In 2013, after finalizing the opening balance sheet and the resolution of purchase price discussions with Swiss Re, the final purchase price was settled at $605.1 million.  See Note 3 for additional information regarding the acquisition.

SRLC’s primary subsidiary was Reassure America Life Insurance Company (“REALIC”), which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).  Intercompany accounts and transactions have been eliminated upon consolidation.   Certain amounts in the 2012 and 2011 consolidated financial statements and notes to the consolidated financial statements have been reclassified to conform to the 2013 presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes.  Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) value of guarantee obligations; and 9) value of business acquired, its recoverability and amortization.  These estimates and assumptions are based on management’s best estimates and judgments.  Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate.  As facts and circumstances dictate, these estimates and assumptions may be adjusted.  Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates.  Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year
In July 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-10, “Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes,” which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB Accounting Standards Codification in addition to interest rates on direct Treasury obligations of the U.S. government and the London Interbank Offered Rate (“LIBOR”) swap rate.  Effective January 1, 2013, the Company adopted ASU No. 2013-10, with no impact on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU No. 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income,” which requires enhanced reporting of amounts reclassified out of accumulated other comprehensive income by component of such amounts either on the face of the financial statements or in the notes to the financial statements.  This information is required to be applied prospectively.  Effective January 1, 2013, the Company adopted ASU No. 2013-02 and has included the required disclosures in Note 20, with no impact on the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU No. 2011-11, “Balance Sheet: Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting and related arrangements, and in January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” which clarifies the definition of a master netting arrangement and the intended scope of ASU No. 2011-11.  Effective January 1, 2013, the Company adopted ASU No. 2011-11, after considering the scope clarification in ASU No. 2013-01, and has included the required disclosures in Note 5, with no significant impact on the Company’s consolidated financial statements.

Changes in Accounting Principles – Issued but Not Yet Adopted
In July 2013, the FASB issued ASU No. 2013-11, “Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists,” in order to explicitly define the financial statement presentation requirements in GAAP.  ASU No. 2013-11 provides that unrecognized tax benefits should be presented as a reduction of a deferred tax asset for a net operating loss or other tax credit carryforward when settlement in this manner is available under the tax law.  ASU No. 2013-11 is effective for periods beginning after December 15, 2013 and is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2013, the FASB issued ASU No. 2013-08, “Financial Services – Investment Companies – Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria a company must meet to qualify as an investment company and provides comprehensive accounting guidance for assessing whether an entity is an investment company.  ASU No. 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity’s purpose and design to determine whether it is an investment company. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption.  If an entity becomes classified as an investment company, the standard should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption.  ASU No. 2013-08 is effective for periods beginning after

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

December 15, 2013 and is not expected to have a material impact on the Company’s consolidated financial statements.

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds, notes, and asset-backed securities.  Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method.  Discounts and premiums on asset-backed securities are amortized over the estimated redemption period.  Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events.  For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis.  The carrying value of such securities was $826.3 million and $878.0 million as of December 31, 2013 and 2012, respectively.

Fixed maturities are generally classified as available for sale and are carried at fair value.  For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments.  If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income.  In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 4.

At December 31, 2013 and 2012, all equity holdings were classified as trading.  Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, impairments or allowance for loan losses.

On a periodic basis, the Company assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses.  In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.  The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process and a portfolio reserve for probable incurred but not specifically identified losses for performing loans.  The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest.  This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions.  In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates.  Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.  The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors.  Changes in the allowance for loan losses are recorded in investment income.

Separately, the Company also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above.  Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses.  As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status.  In this case, all cash received is applied against the carrying value of the loan.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral.  In connection with the acquisition of REALIC, the Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below.  At December 31, 2013 and 2012, $3.1 billion and $3.0 billion of these loans were carried at fair value, respectively, which the Company believes is equal to the unpaid principal balances plus accrued investment income.  At December 31, 2013 and 2012, the Company had $1.3 billion and $1.4 billion of policy loans not held as collateral for reinsurance, respectively, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate.  Carrying values for limited partnership investments are determined by using the proportion of Jackson’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value.

Real estate is carried at the lower of depreciated cost or fair value.

The Company holds interests in VIEs that represent primary beneficial interests.  These consolidated VIEs are comprised of entities structured to hold and manage investments.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

In connection with the acquisition of REALIC, the Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

The changes in unrealized gains and losses on certain investments which are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements.  The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks.  These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred.  The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements.  The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.  There were no charges due to nonperformance by derivative counterparties in 2013, 2012, or 2011.

The Company generally uses freestanding derivative instruments for hedging purposes.  Additionally, certain liabilities, primarily trust instruments supported by funding agreements, index linked annuities and guarantees offered in connection with variable annuities issued by the Company, contain embedded derivative instruments.  Further details regarding Jackson’s derivative positions are included in Note 5.  The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.  Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value.  The results from freestanding derivative instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 5.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.  All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Most fixed maturity securities that are model priced using observable inputs are classified within Level 2.  Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk).  Limited partnership interests and those embedded derivative instruments that are valued using unobservable inputs are included in Level 3.  Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values.  Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy.  In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.  As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available.  The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate.  When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument.  At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments.  In such instances, there may be no or limited observable market data for these assets and liabilities.  Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors.  These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed.  As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument.  In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 6 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs.  These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting.  All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

and losses and derivative movements, for annuities and interest-sensitive life products.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred acquisition costs decreased by $591.0 million and $1,244.9 million at December 31, 2013 and 2012, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns.  Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.4% and 8.4% for 2013 and 2012, respectively, after investment management fees.  The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years.  At December 31, 2013 and 2012, projected returns after the next five years were set at 7.4% and 8.4%, respectively.  At December 31, 2013 and 2012, projected returns under mean reversion were below the 15% cap.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization.  No such write-offs were required for 2013, 2012, and 2011.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs.  Bonus interest on deferred fixed annuities and contract enhancements on index linked annuities and variable annuities are capitalized as deferred sales inducements and included in other assets.  Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements.  Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period.  In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest.  Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields.  This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.  Deferred sales inducements decreased by $104.8 million and $216.5 million at December 31, 2013 and 2012, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.  Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization.  No such write-offs were required for 2013, 2012, and 2011.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include investment margins, fund allocation, mortality, persistency, rider utilization and policy maintenance expenses.  Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

In connection with and prior to the previously mentioned acquisition, REALIC entered into three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”).  Pursuant to these retro treaties, the Company ceded on a 100% coinsurance basis to SRZ and SRZ assumed certain blocks of business written or reinsured by REALIC.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable.  Investment income and capital gains or losses earned on assets held as collateral are paid by the Company to SRZ pursuant to the terms of the treaties.  Investment income and capital gains and losses are reported net of investment income and capital gains and losses on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statement.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap).  However, at acquisition, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income.  Accordingly, the embedded derivative is not bifurcated or separately valued.

Value of Business Acquired
As a result of the acquisition of SRLC in 2012, which is further described in Note 3, the Company recorded an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets.  In connection with the acquisition of insurance policies and investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts.  This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies.  The Company has established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts, as a result of the acquisition of SRLC.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York.  Subsequent to the liquidation of SRLC on September 5, 2012, REALIC also joined the consolidated tax return through the date of its merger into the Company on December 31, 2012.  Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson.  All other subsidiaries are limited liability companies with all of their interests owned by Jackson.  Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

operations of Jackson.  Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes.  Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses.  Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.  Jackson is required to test the value of deferred tax assets for realizability.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized.  In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance.  In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position.  Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations.  These assumptions are not unlocked unless the reserve is determined to be deficient.  Mortality assumptions range from 25% to 175% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration.  Interest rate assumptions range from 2.5% to 6.0%.  Lapse and expense assumptions are based on Company experience.  The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate.  This adjustment was recorded in reserves for future policy benefits and claims payable.  This component of the acquired reserves is reassessed at the end of each period, taking into account changes in the inforce block.  Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statement.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business.  For deferred annuities, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value.  The liability for index linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract and 2) the fair value of the embedded option component of the contract.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date.  Foreign currency gains and losses are included in other investment losses.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Members are required to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s stable value business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations.  Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position.  A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable.  It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position.  However, it is the opinion of management that the ultimate disposition of contingent liabilities will not have a material adverse effect on the Company’s financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2013 and 2012, the assets and liabilities associated with variable life and annuity contracts, aggregated $108.8 billion and $80.1 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 10 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan.  These deposits are allocated to the Jackson National Separate Account – II, which had balances of $290.6 million and $217.8 million at December 31, 2013 and 2012, respectively.  The Company receives administrative fees for managing the funds.  These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 11 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 15, the Company has certain share award plans that are either equity settled or liability settled.  For equity settled share award plans, the Company recognizes compensation expense based on a grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model, ratably over the requisite service period of each individual grant, which generally equals the vesting period.  For the liability settled share award plans, the associated compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to cash settlement alternatives.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due.  Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts.  This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue.  Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses.  Fee income also includes revenues related to asset management fees and certain service fees.  Surrender benefits are treated as repayments of the policyholder account.  Annuity benefit payments are treated as reductions to the policyholder account.  Death benefits in excess of the policyholder account are recognized as an expense when incurred.  Expenses consist primarily of the interest credited to policyholder deposits.  Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business.  This is accomplished through deferral and amortization of acquisition costs and sales inducements.  Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain.  In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 7, 2014, which is the date the consolidated financial statements were available to be issued.

3.     Acquisition

On September 4, 2012, the Company acquired 100% of the equity in SRLC from Swiss Re for a preliminary purchase price of $663.3 million, which was reduced by a $73.9 million current net operating loss carryback income tax recoverable, resulting in an initial cash payment of $589.4 million at the time of sale. Subsequent adjustments through December 31, 2012, reduced the preliminary purchase price from $663.3 million to $587.3 million, which was subject to final agreement with Swiss Re.  In 2013, after finalizing the opening balance sheet and the resolution of purchase price discussions with Swiss Re, the final purchase price was settled at $605.1 million.

SRLC’s primary subsidiary was REALIC, which was merged into Jackson as of December 31, 2012.  REALIC’s primary business activity involved the acquisition of blocks of life insurance, including corporate owned life insurance, disability income and/or annuity contracts in force.  In addition to REALIC, SRLC had several other insignificant subsidiaries.  Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.  The results of the above mentioned subsidiaries have been included in these consolidated financial statements since the date of acquisition.

In conjunction with the acquisition, which was accounted for under the purchase method of accounting, the Company recorded a VOBA intangible asset of $8.0 million, for acquired life insurance policies and annuity contracts.  This intangible asset, which was reported in other assets at December 31, 2012, represented the actuarially estimated present value of future cash flows from the acquired policies.  As a result of the Company’s final review and updated information on certain accruals, related expenses and valuation adjustments during the twelve month measurement period following the acquisition close date, the VOBA intangible asset was increased to $48.7 million.  This intangible asset will be amortized over the life of the business, which approximates 20 years.  The unamortized VOBA balance is subject to recoverability throughout each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

As a result of these adjustments and the final agreed purchase price, the net amount of assets acquired and liabilities assumed exceeded the final purchase price, with the related income impact of $47.0 million included in other income in 2013.  In accordance with business combination accounting guidance and before recognizing the gain as a bargain purchase, the Company completed a final reassessment of all the assets acquired and all the liabilities assumed.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Twelve and four months of earnings of the acquired entities are included in the consolidated financial statements of the Company for the years ended December 31, 2013 and 2012, respectively.

The following table summarizes the fair value of SRLC’s assets acquired and liabilities assumed, as of the September 4, 2012 acquisition date (in thousands):

As Reported
at December
31, 2012
Assets:
Fixed maturities	$11,401,180
Trading securities, at fair value	8,946
Commercial mortgage loans	18,326
Policy loans (includes $2,951,560 at fair value under the fair value option)	3,483,191
Cash and cash equivalents	233,176
Accrued investment income	91,981
Reinsurance recoverable	8,647,203
Value of business acquired	8,000
Deferred income taxes, net	618,500
Other assets	131,090
Separate account assets	100,870
Total assets	24,742,463
Liabilities:
Reserves for future policy benefits and claims payable and other contract holder funds	20,409,694
Funds held under reinsurance treaties, at fair value under fair value option	3,295,994
Other liabilities	348,557
Separate account liabilities	100,870
Total liabilities	24,155,115
Net assets acquired	$587,348

The Company obtained valuation of certain of its reserves for the acquired blocks of business from an actuarial consulting firm; however, all estimates, key assumptions, or other valuation methodologies were either provided by or reviewed by the Company.  The fair value analyses and valuation methodologies related to its reserves represent the conclusions of the Company’s management and not the conclusions or statements of any third-party.

As described above, the Company completed its final review of the acquired assets and assumed liabilities during the twelve month measurement period following the acquisition date.  As a result of adjustments made during this review, the final net assets acquired totaled $609.7 million.

The following table presents selected financial information reflecting results since September 4, 2012 of the acquired entities that are included in the Company’s consolidated income statements for the year ended December 31, 2012 (in thousands):

Total revenues	$355,164
Pretax income	96,480

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table reflects the unaudited pro forma results for the Company, giving effect to the acquisition as if it had occurred as of the beginning of each of the periods presented and includes the result of certain non-recurring restructuring transactions effected by SRLC prior to the acquisition (in thousands).

	For the Years Ended December 31,
	2012	2011
Total revenues	$5,896,740	$5,371,487
Total expenses	(4,505,032)	(4,523,526)
Pretax income	1,391,708	847,961
Income tax expense	389,909	205,328
Net income	$1,001,799	$642,633

While the unaudited pro forma results reflect the combined operations of Jackson and the acquired business, they are not necessarily indicative, nor are they intended to be indicative, of the financial position and future operating results of the merged companies.

4.	Investments

Investments are comprised primarily of fixed-income securities, primarily publicly traded industrial, utility and government bonds, asset-backed securities and commercial mortgage loans.  Asset-backed securities include mortgage-backed and other structured securities.  The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest.  The Company’s strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth the composition of the fair value of fixed maturities at December 31, 2013, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor.   At December 31, 2013, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $196.8 million.  For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2013
AAA	21.9%
AA	5.2%
A	31.0%
BBB	36.7%
Investment grade	94.8%
BB	2.5%
B and below	2.7%
Below investment grade	5.2%
Total fixed maturities	100.0%

At December 31, 2013, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 87% were investment grade, 5% were below investment grade and 8% were not rated.  Unrealized losses on fixed maturities that were below investment grade or not rated were approximately 10% of the aggregate gross unrealized losses on available for sale fixed maturities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Corporate securities in an unrealized loss position were diversified across industries.  As of December 31, 2013, the industries accounting for the larger percentage of unrealized losses included energy (6% of fixed maturities gross unrealized losses) and healthcare (5%).  The largest unrealized loss related to a single corporate obligor was $12.3 million at December 31, 2013.

At December 31, 2013 and 2012, the amortized cost, gross unrealized gains and losses, fair value and non-credit other-than-temporary impairment (“OTTI”) of available for sale fixed maturities, including $164.8 million and $319.3 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2013	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$4,923,547	$116,113	$522,827	$4,516,833	$-
Other government securities	1,160,904	247	163,165	997,986	(150)
Public utilities	4,190,566	323,127	61,707	4,451,986	-
Corporate securities	30,876,619	1,732,115	550,449	32,058,285	-
Residential mortgage-backed	2,901,888	61,468	60,532	2,902,824	(17,496)
Commercial mortgage-backed	3,578,810	293,747	45,670	3,826,887	(4,154)
Other asset-backed securities	987,680	19,266	32,642	974,304	(3,790)
Total fixed maturities	$48,620,014	$2,546,083	$1,436,992	$49,729,105	$(25,590)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2012	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$5,184,095	$408,142	$104,555	$5,487,682	$-
Other government securities	1,227,727	2,864	11,848	1,218,743	-
Public utilities	4,152,032	559,519	6,732	4,704,819	-
Corporate securities	29,690,303	3,039,115	40,707	32,688,711	-
Residential mortgage-backed	3,812,349	141,072	78,898	3,874,523	(19,544)
Commercial mortgage-backed	3,800,532	492,460	50,463	4,242,529	(2,859)
Other asset-backed securities	991,044	24,005	67,418	947,631	(12,768)
Total fixed maturities	$48,858,082	$4,667,177	$360,621	$53,164,638	$(35,171)

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2) Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2013, by contractual maturity, are shown below (in thousands).  Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized (1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$1,249,011	$29,534	$29	$1,278,516
Due after 1 year through 5 years	8,368,934	738,995	7,900	9,100,029
Due after 5 years through 10 years	22,383,012	1,142,886	366,518	23,159,380
Due after 10 years through 20 years	3,246,592	142,539	171,144	3,217,987
Due after 20 years	5,904,087	117,648	752,557	5,269,178
Residential mortgage-backed	2,901,888	61,468	60,532	2,902,824
Commercial mortgage-backed	3,578,810	293,747	45,670	3,826,887
Other asset-backed securities	987,680	19,266	32,642	974,304
Total	$48,620,014	$2,546,083	$1,436,992	$49,729,105

(1)  Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

U.S. Treasury securities with a carrying value of $105.4 million and $119.0 million at December 31, 2013 and 2012, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2013, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were nil and $5.6 million, respectively.  The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2013 were $16 thousand and $5.7 million, respectively.

At December 31, 2012, the amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $30 thousand and $7.4 million, respectively.  The amortized cost and carrying value of fixed maturities that were non-income producing for the 12 months preceding December 31, 2012 were $30 thousand and $7.4 million, respectively.

At December 31, 2013 and 2012, fixed maturities include $144.6 million and $273.8 million held in trust pursuant to the retro treaties with SRZ, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”).  The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2013	Cost (1)	Gains	Losses	Value
Prime	$516,277	$13,852	$6,730	$523,399
Alt-A	443,920	6,093	5,451	444,562
Subprime	442,376	6,433	25,475	423,334
Total non-agency RMBS	$1,402,573	$26,378	$37,656	$1,391,295

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2012	Cost (1)	Gains	Losses	Value
Prime	$723,602	$24,411	$13,878	$734,135
Alt-A	516,043	12,646	7,702	520,987
Subprime	473,891	3,292	54,439	422,744
Total non-agency RMBS	$1,713,536	$40,349	$76,019	$1,677,866

(1)  Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows.  Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.  Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.  Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.  Of the Company’s investments in Alt-A related mortgage-backed securities, 12% are rated investment grade by at least one NRSRO.  Of the Company’s investments in subprime related mortgage-backed securities, 29% are rated investment grade by at least one NRSRO.  In 2013, the Company recorded other-than-temporary impairment charges of $2.8 million, $3.0 million, and $2.6 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2012, the Company recorded other-than-temporary impairment charges of $4.5 million, $11.3 million, and $9.5 million on securities backed by prime, Alt-A and subprime loans, respectively.  In 2011, the Company recorded other-than-temporary impairment charges of $14.1 million, $20.2 million, and $4.5 million on securities backed by prime, Alt-A and subprime loans, respectively.

Asset-backed securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”).  At December 31, 2013, the amortized cost and fair value of the Company’s investment in CMBS was $3.6 billion and $3.8 billion, respectively, of which 99% were rated investment grade by at least one NRSRO.  In 2013, 2012 and 2011, the Company recorded other-than-temporary impairment charges on CMBS of $3.5 million, $3.4 million and $1.0 million, respectively.

Direct investments in below investment grade syndicated bank loans are included in corporate securities.  Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers.  As such, investors in these securities that become impaired have historically experienced less severe losses compared to corporate bonds.  At December 31, 2013, the amortized cost and fair value of the Company’s direct investments in bank loans were $52.1 million and $51.9 million, respectively.  At December 31, 2012, the amortized cost and fair value of the Company’s direct investments in bank loans were $87.1 million and $87.7 million, respectively.  The Company did not have any impairments on these securities in 2013, 2012 and 2011.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2013			December 31, 2012

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$40,578	$1,090,585	10	$104,555	$2,276,880	22
Other government securities	81,564	556,464	34	11,848	718,324	28
Public utilities	48,065	978,938	90	6,640	264,513	52
Corporate securities	398,549	8,198,063	693	38,948	2,317,590	273
Residential mortgage-backed	21,660	747,039	77	3,962	541,659	110
Commercial mortgage-backed	23,436	772,286	61	2,835	222,950	32
Other asset-backed securities	2,454	201,089	31	48	75,326	15
Total temporarily impaired securities	$616,306	$12,544,464	996	$168,836	$6,417,242	532

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$482,249	$1,631,975	11	$-	$-	-
Other government securities	81,601	352,888	14	-	-	-
Public utilities	13,642	84,753	22	92	2,682	1
Corporate securities	151,900	1,176,967	142	1,759	94,279	16
Residential mortgage-backed	38,872	614,345	142	74,936	568,627	109
Commercial mortgage-backed	22,234	132,909	21	47,628	58,608	17
Other asset-backed securities	30,188	164,027	28	67,370	227,255	44
Total temporarily impaired securities	$820,686	$4,157,864	380	$191,785	$951,451	187

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$522,827	$2,722,560	21	$104,555	$2,276,880	22
Other government securities	163,165	909,352	48	11,848	718,324	28
Public utilities	61,707	1,063,691	112	6,732	267,195	53
Corporate securities	550,449	9,375,030	835	40,707	2,411,869	289
Residential mortgage-backed	60,532	1,361,384	219	78,898	1,110,286	219
Commercial mortgage-backed	45,670	905,195	82	50,463	281,558	49
Other asset-backed securities	32,642	365,116	59	67,418	302,581	59
Total temporarily impaired securities	$1,436,992	$16,702,328	1,376	$360,621	$7,368,693	719

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary.  Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Securities the Company determines are underperforming or potential problem securities are subject to regular review.  To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list.  Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired.  Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers.  This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer.  Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary.  To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments.  These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics.  These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities.  Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

The Company recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any one of the following circumstances exists:

●	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;
●	The Company intends to sell a security; or,
●	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure.  The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure.  The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Specifically for Prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.  As of December 31, 2013 and 2012, assumed default rates for delinquent loans ranged from 15% to 100%.  At December 31, 2013 and 2012, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 30% to 70%.

These estimates reflect a combination of data derived by third parties and internally developed assumptions.  Where possible, this data is benchmarked against other third-party sources.  In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value.  For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income.  The resultant net other-than-temporary impairments recorded in net income reflect the credit loss on the other-than-temporarily impaired securities.  The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities.  The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized losses on investments (in thousands):

	Years Ended December 31,
	2013	2012	2011
Available-for-sale securities
Realized gains on sale	$135,023	$173,337	$287,507
Realized losses on sale	(34,448)	(65,495)	(85,037)
Impairments:
Total other-than-temporary impairments	(49,930)	(172,730)	(305,805)
Portion of other-than-temporary impairments included in other comprehensive income	29,146	85,876	218,710
Net other-than-temporary impairments	(20,784)	(86,854)	(87,095)
Other	1,354	7,499	(1,442)
Net realized gains on non-derivative investments	81,145	28,487	113,933
Net losses on derivative instruments	(2,071,598)	(745,593)	(874,038)
Total net realized losses on investments	$(1,990,453)	$(717,106)	$(760,105)

Included in net realized losses on investments are impairment charges on commercial mortgage loans and other invested assets of $3.2 million, nil and $19.3 million in 2013, 2012 and 2011, respectively.  The net losses on derivative instruments included in the above table are further detailed in Note 5.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2013, 2012, and 2011 was $640.4 million, $649.0 million, and $1,053.2 million, respectively, which was approximately 95%, 91%, and 93% of book value, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2013	2012
Cumulative credit loss beginning balance	$364,186	$404,756
Additions:
New credit losses	5,310	26,073
Incremental credit losses	12,268	60,781
Reductions:
Securities sold, paid down or disposed of	(60,996)	(124,172)
Securities where there is intent to sell	(2,564)	(3,252)
Cumulative credit loss ending balance	$318,204	$364,186

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary.  The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows.  These assessments are based on the best available information at the time.  Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility.  If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so.  However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $6.1 billion and $5.8 billion at December 31, 2013 and 2012, respectively, are reported net of an allowance for loan losses of $11.5 million and $20.4 million at each date, respectively.  At December 31, 2013, commercial mortgage loans were collateralized by properties located in 43 states.  Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans.  Jackson periodically reviews these loans for impairment and, during 2013, 2012, and 2011, recognized impairment charges against the allowance for loan losses of $1.0 million, $8.4 million, and $34.5 million, respectively.  In addition, Jackson recorded impairments as a realized loss of $3.2 million during 2013 and $9.7 million during 2011.  In 2012, Jackson did not record any impairments as a realized loss.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2013 and 2012 (in thousands):

	Years Ended December 31,
Allowance for loan losses:	2013	2012
Balance at beginning of year	$20,395	$20,106
Charge-offs	(1,049)	(8,394)
Recoveries	-	-
Net charge-offs	(1,049)	(8,394)
(Reduction) provision for loan losses	(7,814)	8,683
Balance at end of year	$11,532	$20,395

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	December 31, 2013		December 31, 2012
	Allowance for Loan Losses	Recorded Investment	Allowance for Loan Losses	Recorded Investment

Individually evaluated for impairment	$352	$79,371	$9,216	$204,546
Collectively evaluated for impairment	11,180	6,000,709	11,179	5,554,451
Total	$11,532	$6,080,080	$20,395	$5,758,997

The table below illustrates the delinquency status and accrual status of the carrying value of Jackson’s commercial mortgage loan holdings as of December 31, 2013 and 2012 (in thousands).  Delinquency status is determined from the date of the first missed contractual payment.

	2013	2012
Accruing
Current	$6,080,080	$5,757,487
Less than 60 days delinquent	-	-
60 days to 90 days delinquent	-	-
91 days or more delinquent	-	904
Total accruing	6,080,080	5,758,391
Non-accrual	-	606
Total	$6,080,080	$5,758,997

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Under Jackson’s policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans continue to be closely evaluated subsequent to impairment.  The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans during 2013 and 2012 (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2013:
Impaired Loans with a Valuation Allowance
Office	$7,950	$9,173	$352	$5,827	$391
Impaired Loans without a Valuation Allowance
Apartment	863	863	-	15,175	843
Hotel	49,721	52,978	-	61,608	3,266
Office	20,837	20,837	-	25,013	1,169
Warehouse	-	-	-	2,100	164
Total	71,421	74,678	-	103,896	5,442
Total Impaired Loans
Apartment	863	863	-	15,175	843
Hotel	49,721	52,978	-	61,608	3,266
Office	28,787	30,010	352	30,840	1,560
Warehouse	-	-	-	2,100	164
Total	$79,371	$83,851	$352	$109,723	$5,833

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2012:
Impaired Loans with a Valuation Allowance
Apartment	$85,750	$113,107	$6,500	$91,708	$4,601
Hotel	41,823	44,502	2,678	39,291	1,655
Office	11,314	11,351	38	11,338	828
Total	138,887	168,960	9,216	142,337	7,084
Impaired Loans without a Valuation Allowance
Hotel	26,509	30,036	-	30,683	1,742
Office	28,474	31,811	-	42,519	1,582
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	65,659	72,523	-	83,634	3,957
Total Impaired Loans
Apartment	85,750	113,107	6,500	91,708	4,601
Hotel	68,332	74,538	2,678	69,974	3,397
Office	39,788	43,162	38	53,857	2,410
Retail	-	-	-	750	-
Warehouse	10,676	10,676	-	9,682	633
Total	$204,546	$241,483	$9,216	$225,971	$11,041

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

	December 31, 2013
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,891,670	$-	$-	$-	$1,891,670
Hotel	494,660	49,721	-	-	544,381
Office	740,004	28,787	-	-	768,791
Retail	1,149,405	-	-	-	1,149,405
Warehouse	1,725,833	-	-	-	1,725,833
Total	$6,001,572	$78,508	$-	$-	$6,080,080

	December 31, 2012
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,375,303	$30,281	$904	$-	$1,406,488
Hotel	536,377	53,224	-	-	589,601
Office	889,084	37,032	-	606	926,722
Retail	1,063,642	-	-	-	1,063,642
Warehouse	1,765,268	7,276	-	-	1,772,544
Total	$5,629,674	$127,813	$904	$606	$5,758,997

The $904 thousand of commercial mortgage loans at December 31, 2012 that were greater than 90 days delinquent were also restructured.

The following table provides information about commercial mortgage loans involved in a troubled debt restructuring as of December 31, 2013 (in thousands, except number of contracts):

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Troubled Debt Restructuring
Office	1	$6,477	$7,950

During 2012, there were no commercial mortgage loans involved in a troubled debt restructuring.

Securitizations
In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction.  Jackson contributed commercial mortgages with a total principal amount of $623.6 million to MSDW and retained beneficial interest.  Prior to 2010, MSDW, a qualified special purpose entity, was not consolidated by Jackson.

Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW.  In March 2011, the external debt of MSDW was paid off entirely.  As such, Jackson’s consolidated financial statements include MSDW assets of $25.4 million and $36.5 million at December 31, 2013 and 2012, respectively.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate.  Investments in limited partnerships have carrying values of $1,310.4 million and $1,219.5 million at December 31, 2013 and 2012, respectively.  Real estate totaling $160.4 million and $149.2 million at December 31, 2013 and 2012, respectively, include foreclosed properties with a book value of $0.7 million in both years.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Limited Purpose Enhanced Return Entities (“SERVES”)
In 2004, Jackson acquired a $47.5 million debt interest in a limited purpose entity, SERVES 2004-1 (“SERVES 3”), formed to pass through leveraged investment returns based on the performance of an underlying reference pool of syndicated bank loans totaling up to $300.0 million.  Jackson’s interest represented 95% of the capital structure of the entity.  During 2008 and 2009, Jackson entered into option put and forbearance agreements with the counterparty to the SERVES 3 entity in exchange for the counterparty forbearing its right to initiate forced liquidation of the entity under certain market value triggers.

As a result of the additional exposure to SERVES 3 upon entering into the option put and forbearance agreements, Jackson determined that it is the primary beneficiary of SERVES 3 and, accordingly, consolidated SERVES 3 in its financial statements.  The accompanying consolidated financial statements include the underlying assets of $19.6 million and net liabilities of $6.3 million at December 31, 2012, respectively, of this entity.  SERVES 3 was unwound in August 2013.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms.  As of December 31, 2013 and 2012, the estimated fair value of loaned securities was $93.6 million and $149.5 million, respectively.  The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis.  To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.  At December 31, 2013 and 2012, cash collateral received in the amount of $95.8 million and $153.7 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company.  A securities lending payable is included in liabilities for the amount of cash collateral received.

Securities lending transactions are used to generate income.  Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities.  These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets.  During 2013 and 2012, short-term borrowings under such agreements averaged $229.4 million and $176.7 million, respectively, with weighted average interest rates of 0.08% and 0.02% during 2013 and 2012, respectively.  At December 31, 2013, the outstanding balance was $415.3 million, which was included within other liabilities in the consolidated balance sheets.  At December 31, 2012, there was no outstanding balance.  Interest expense totaled $0.2 million, $0.3 million, and $0.5 million in 2013, 2012, and 2011, respectively.  The highest level of short-term borrowings at any month end was $691.5 million in 2013 and $544.7 million in 2012.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Fixed maturities	$2,240,592	$2,134,759	$2,164,833
Commercial mortgage loans	307,361	294,581	283,881
Limited partnerships	267,892	136,649	85,949
Derivative instruments	206,461	160,305	64,710
Policy loans	391,089	172,212	66,860
Other investment income	56,838	30,442	30,458
Total investment income	3,470,233	2,928,948	2,696,691
Less income on funds held under reinsurance treaties	(263,196)	(93,021)	-
Less investment expenses	(62,391)	(55,365)	(52,105)
Net investment income	$3,144,646	$2,780,562	$2,644,586

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Investment income of $64.9 million, $25.0 million, and $17.0 million was recognized on trading securities held at December 31, 2013, 2012, and 2011, respectively. During 2013, investment income was reduced by $25.1 million on securities carried at fair value with changes in value recorded through income.  During 2012 and 2011, $0.8 million and $11.2 million, respectively, of investment income was recognized on securities carried at fair value with changes in value recorded through income.

During 2013, investment income was reduced by $263.2 million for expense incurred on the liability for funds held under reinsurance treaties, including $287.1 million on policy loans, $5.5 million of fixed maturity income and a $29.6 million loss on fixed maturities with fair value recorded through the income statement.  During 2012, investment income was reduced by $93.0 million for income earned on funds held under reinsurance treaties, including $94.3 million on policy loans, $2.8 million of fixed maturity income of and a $3.9 million loss on fixed maturities with fair value recorded through the consolidated income statement. The net investment income on derivative instruments included in the above table is further detailed in Note 5.

5.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk.  Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices.  The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals.  Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments.  As a result, freestanding derivatives are carried at fair value with changes recorded in other investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements.  Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value.  The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.  Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other net investment losses.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio.  These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement.  Credit default swaps are carried at fair value.  The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates.  The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years.  Put-swaptions hedge against movements in interest rates.  Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions.  Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms.  Linked put-swaptions are presented at the fair value of the net position for each pair of contracts.  Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options), which are used to hedge the Company’s equity risk, including obligations associated with its index linked annuities and guarantees in variable annuity products, are carried at fair value.  These insurance products contain embedded options whose fair value is reported in other contract holder funds.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount.  Interest rate swaps are carried at fair value.

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments is as follows (in thousands):

	December 31, 2013
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$-	$-	$25,000	$(363)	$(363)
Cross-currency swaps	358,896	79,846	-	-	79,846
Equity index call options	5,548,700	218,624	-	-	218,624
Equity index futures	-	-	6,075,630	-	-
Equity index put options	42,550,000	119,739	-	-	119,739
Interest rate swaps	12,000,000	794,520	13,200,000	(796,468)	(1,948)
Put-swaptions	1,500,000	55,245	6,500,000	(56,122)	(877)
Total	$61,957,596	$1,267,974	$25,800,630	$(852,953)	$415,021

	December 31, 2012
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Credit default swaps	$-	$-	$170,000	$(7,155)	$(7,155)
Cross-currency swaps	527,332	140,792	-	-	140,792
Equity index call options	5,557,900	143,780	1,000,000	(238,652)	(94,872)
Equity index futures	-	-	6,212,938	(10,773)	(10,773)
Equity index put options	37,850,000	144,590	-	-	144,590
Interest rate swaps	15,400,000	1,685,430	13,150,000	(788,114)	897,316
Put-swaptions	8,000,000	398,066	-	-	398,066
Total return swaps	-	-	300,000	(3,765)	(3,765)
Total	$67,335,232	$2,512,658	$20,832,938	$(1,048,459)	$1,464,199

(1) With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments.  With respect to futures and options, the contractual amount represents the market exposure of open positions.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2013
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$6,791	$(7,479)	$(688)
Equity index call options	187,474	-	187,474
Equity index futures	(1,746,460)	-	(1,746,460)
Equity index put options	(800,394)	-	(800,394)
Index-linked annuity embedded derivatives	(455,149)	-	(455,149)
Interest rate swaps	(895,185)	210,166	(685,019)
Put-swaptions	(248,510)	48	(248,462)
Total return swaps	-	3,726	3,726
Variable annuity embedded derivatives	1,879,835	-	1,879,835
Total	$(2,071,598)	$206,461	$(1,865,137)

	Year Ended December 31, 2012
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$2,376	$(10,046)	$(7,670)
Equity index call options	(48,567)	-	(48,567)
Equity index futures	(855,912)	-	(855,912)
Equity index put options	(783,303)	-	(783,303)
Index-linked annuity embedded derivatives	(156,489)	-	(156,489)
Interest rate swaps	167,075	171,600	338,675
Put-swaptions	106,914	(727)	106,187
Total return swaps	-	(522)	(522)
Variable annuity embedded derivatives	822,313	-	822,313
Total	$(745,593)	$160,305	$(585,288)

	Year Ended December 31, 2011
	Other	Net Investment Income
	Investment		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$9,420	$(10,452)	$(1,032)
Equity index call options	77,616	-	77,616
Equity index futures	(528,345)	-	(528,345)
Equity index put options	(270,405)	-	(270,405)
Index-linked annuity embedded derivatives	(8,644)	-	(8,644)
Interest rate swaps	816,426	64,535	880,961
Put-swaptions	469,869	(2,779)	467,090
Total return swaps	-	13,406	13,406
Variable annuity embedded derivatives	(1,439,975)	-	(1,439,975)
Total	$(874,038)	$64,710	$(809,328)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit.  At December 31, 2013 and 2012, the fair value of Jackson’s net derivative assets by counterparty were $692.8 million and $1,546.6 million, respectively, and held collateral was $787.7 million and $1,760.7 million, respectively, related to these agreements.  At December 31, 2013 and 2012, the fair value of Jackson’s net derivative liabilities by counterparty was $277.7 million and $82.4 million, respectively, and provided collateral was $208.2 million and $36.3 million, respectively, related to these agreements.  If all of the downgrade provisions had been triggered at December 31, 2013 or 2012, Jackson would have had to disburse $164.5 million and $260.2 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements.  A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy.  The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in thousands):

	December 31, 2013

		Gross
		Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Consolidated Balance Sheets
	Amounts	Consolidated	the Consolidated	Financial	Cash	Securities	Net
	Recognized	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral (2)	Amount
Financial Assets:
Derivative assets	$1,267,974	$-	$1,267,974	$575,206	$6,540	$686,228	$-

Financial Liabilities:
Derivative liabilities	$852,953	$-	$852,953	$575,206	$-	$208,221	$69,526
Securities loaned	95,754	-	95,754	-	95,754	-	-
Repurchase agreements	415,271	-	415,271	-	-	415,271	-
Total financial liabilities	$1,363,978	$-	$1,363,978	$575,206	$95,754	$623,492	$69,526

	December 31, 2012

		Gross
		Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Consolidated Balance Sheets
	Amounts	Consolidated	the Consolidated	Financial	Cash	Securities	Net
	Recognized	Balance Sheets	Balance Sheets	Instruments(1)	Collateral	Collateral (2)	Amount
Financial Assets:
Derivative assets	$2,512,658	$-	$2,512,658	$966,088	$43,214	$1,503,356	$-

Financial Liabilities:
Derivative liabilities	$1,044,694	$-	$1,044,694	$966,088	$10,773	$25,549	$42,284
Securities loaned	153,747	-	153,747	-	153,747	-	-
Total financial liabilities	$1,198,441	$-	$1,198,441	$966,088	$164,520	$25,549	$42,284

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral.  The actual amount of collateral may be greater than amounts presented in the tables.  The above tables exclude net embedded derivatives of $343.9 million and $2,185.4 million for 2013 and 2012, respectively, and derivative liabilities of nil and $3.8 million for 2013 and 2012, respectively, as these derivatives are not subject to master netting arrangements.  In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

6.     Fair Value Measurements

The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands).  The basis for determining the fair value of each instrument is described in Note 2.

	December 31, 2013		December 31, 2012

	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturities (1)	$49,729,105	$49,729,105	$53,164,638	$53,164,638
Trading securities	541,228	541,228	412,813	412,813
Commercial mortgage loans	6,080,080	6,302,268	5,758,997	6,194,507
Policy loans (1)	4,477,040	4,477,040	4,374,211	4,374,211
Derivative instruments	1,267,974	1,267,974	2,512,658	2,512,658
Limited partnerships	1,310,369	1,310,369	1,219,515	1,219,515
Cash and cash equivalents	986,383	986,383	1,150,420	1,150,420
GMIB reinsurance recoverable	136,147	136,147	416,528	416,528
Embedded derivative assets	939,224	939,224	-	-
Separate account assets	108,787,279	108,787,279	80,134,446	80,134,446

Liabilities
Other contract holder funds
Annuity reserves (2)	$38,809,845	$40,927,655	$39,422,770	$41,080,276
Reserves for guaranteed investment contracts	1,840,191	1,840,641	1,123,971	1,138,699
Trust instruments supported by funding agreements	803,688	821,224	1,341,408	1,372,165
Federal Home Loan Bank funding agreements	1,773,829	1,773,014	1,801,108	1,802,855
Funds held under reinsurance treaties	3,396,987	3,396,987	3,285,118	3,285,118
Debt	284,489	346,601	292,274	361,585
Securities lending payable	95,754	95,754	153,747	153,747
Derivative instruments	852,953	852,953	1,048,459	1,048,459
Repurchase agreements	415,271	415,271	-	-
Separate account liabilities	108,787,279	108,787,279	80,134,446	80,134,446

(1)	Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2)	Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates.  Priority is given to publicly available prices from independent sources, when available.  Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above.  If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates.  Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models.  Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities.  Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral.  Actual prepayment experience may vary from these estimates.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote.  These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument.  For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices.  These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value.  This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.  Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes.  In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices.  As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2013 and 2012, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs.  Based on the results of this evaluation, each price is classified into Level 1, 2, or 3.  Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans.  For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral.  Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates.  As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
The Company believes the carrying value of policy loans approximates fair value.  Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other investment losses.  Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges.  Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and equity index call and put options.  These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Limited Partnerships
Fair value for limited partnership interests, which are included in other invested assets, is determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value.  No adjustments to these amounts were deemed necessary at December 31, 2013 or 2012.

The Company’s limited partnership investments are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships.  The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable.  The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner.  It is not probable and there is no instance where Jackson contemplated selling a limited partnership interest for an amount different from its NAV equivalent.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.  Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds, which are categorized as Level 1 assets.  The value of separate account liabilities are set equal to the value of separate account assets.

Reserves for Future Policy Benefits and Claims Payable
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities.  Fair values for deferred annuities, including index linked annuities, are determined using projected future cash flows discounted at current market interest rates.

Other Contract Holder Funds
Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and fixed maturities.

Debt
Carrying value of the Company’s short-term debt is considered a reasonable estimate for fair value due to their short-term maturity.  Fair values of long-term debt are based on the present value of future cash flows discounted at current market interest rates.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received.  Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits.  Certain benefits, primarily non-life contingent guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsured portion of the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value.  Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other investment losses.  The fair value of the reserve is based on the expectations of future benefit payments and future fees associated with the benefits.  At the inception of the contract, the Company attributes to the derivative a portion of total fees collected from the contract holder, which is then held static in future valuations.  Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract.  In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions.  The difference between each of the two components represents the fair value of the embedded derivative.  Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other investment losses.  Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.  Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior.  Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates.  The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, fund allocation, persistency, mortality, and withdrawal rates.  Because of the dynamic and complex nature of these cash flows, best estimate assumptions, plus risk margins, and a stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates are used.

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in the stochastic process.  Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15.  Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk.  Other risk margins, particularly for policyholder behavior, are also incorporated into the model through the use of best estimate assumptions, plus a risk margin.  Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment.  Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance.  However, the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

ultimate settlement amount of the liability, which is currently unknown, could likely be significantly different than this fair value.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table summarizes the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$4,516,833	$4,516,833	$-	$-
Other government securities	997,986	-	997,986	-
Public Utilities	4,451,985	-	4,451,985	-
Corporate securities	32,058,285	-	32,039,272	19,013
Residential mortgage-backed	2,902,825	-	2,902,811	14
Commercial mortgage-backed	3,826,887	-	3,826,429	458
Other asset-backed securities	974,304	-	964,755	9,549
Trading securities	541,228	470,752	-	70,476
Policy loans	3,131,161	-	-	3,131,161
Derivative instruments	1,267,974	-	1,267,974	-
Limited partnerships	1,310,369	-	-	1,310,369
GMIB reinsurance recoverable	136,147	-	-	136,147
Embedded derivative assets (1)	939,224	-	-	939,224
Separate account assets	108,787,279	108,787,279	-	-
Total	$165,842,487	$113,774,864	$46,451,212	$5,616,411

Liabilities
Embedded derivative liabilities (3)	$1,283,153	$-	$1,283,153	$-
Funds held under reinsurance treaties	3,396,987	-	-	3,396,987
Derivative instruments	852,953	-	852,953	-
Separate account liabilities (2)	108,787,279	108,787,279	-	-
Total	$114,320,372	$108,787,279	$2,136,106	$3,396,987

	December 31, 2012
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,487,682	$5,487,682	$-	$-
Other government securities	1,218,743	-	1,218,743	-
Corporate securities	37,393,530	-	37,350,791	42,739
Residential mortgage-backed	3,874,523	-	3,874,492	31
Commercial mortgage-backed	4,242,529	-	4,242,529	-
Other asset-backed securities	947,631	-	941,008	6,623
Trading securities	412,813	342,990	-	69,823
Policy loans	2,994,756	-	-	2,994,756
Derivative instruments	2,512,658	-	2,512,658	-
Limited partnerships	1,219,515	-	-	1,219,515
GMIB reinsurance recoverable	416,528	-	-	416,528
Separate account assets	80,134,446	80,134,446	-	-
Total	$140,855,354	$85,965,118	$50,140,221	$4,750,015

Liabilities
Embedded derivative liabilities (1) (3)	$2,185,380	$-	$964,387	$1,220,993
Funds held under reinsurance treaties	3,285,118	-	-	3,285,118
Derivative instruments	1,048,459	10,773	1,033,921	3,765
Separate account liabilities (2)	80,134,446	80,134,446	-	-
Total	$86,653,403	$80,145,219	$1,998,308	$4,509,876

(1)	Includes the embedded derivatives related only to GMWB reserves.
(2)	The value of the separate account liabilities is set equal to the value of the separate account assets.
(3)	Includes the embedded derivative liabilities related to index linked annuities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

December 31, 2013
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$19,013	$19,013	$-
Residential mortgage-backed	14	14	-
Commercial mortgage-backed	458	458	-
Other asset-backed securities	9,549	9,549	-
Trading securities	70,476	249	70,227
Policy loans	3,131,161	3,131,161	-
Limited partnerships	1,310,369	-	1,310,369
GMIB reinsurance recoverable	136,147	136,147	-
Embedded derivative assets (1)	939,224	939,224
Total	$5,616,411	$4,235,815	$1,380,596

Liabilities
Funds held under reinsurance treaties	$3,396,987	$3,396,987	$-

December 31, 2012
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$42,739	$35,537	$7,202
Residential mortgage-backed	31	31	-
Other asset-backed securities	6,623	6,623	-
Trading securities	69,823	140	69,683
Policy loans	2,994,756	2,994,756	-
Limited partnerships	1,219,515	-	1,219,515
GMIB reinsurance recoverable	416,528	416,528	-
Total	$4,750,015	$3,453,615	$1,296,400

Liabilities
Embedded derivative liabilities (1)	$1,220,993	$1,220,993	$-
Derivative instruments	3,765	3,765	-
Funds held under reinsurance treaties	3,285,118	3,285,118	-
Total	$4,509,876	$4,509,876	$-

(1)	Includes the embedded derivatives related only to GMWB.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.  Limited partnership interests are valued using externally prepared financial statements provided by partnership management.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	As of December 31, 2013
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Corporate securities	$19,013	Discounted cash flow	Discount rate	1054-1129 (1092)	Decrease
Other asset-backed securities	9,549	Discounted cash flow	Discount rate	239-529 (447)	Decrease
Policy loans	3,131,161	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	136,147	Discounted cash flow	Policyholder behavior	See below	See below
Embedded derivative assets	939,224	Discounted cash flow	Policyholder behavior	See below	See below
Total	$4,235,094

Liabilities
Funds held under reinsurance treaties	$3,396,987	Carrying value of asset	N/A	N/A	N/A

	As of December 31, 2012
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Corporate securities	$35,537	Discounted cash flow	Discount rate	100-519 (408)	Decrease
Other asset-backed securities	6,623	Discounted cash flow	Discount rate	283-610 (513)	Decrease
Policy loans	2,994,756	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	416,528	Discounted cash flow	Policyholder behavior	See below	See below
Total	$3,453,444

Liabilities
Embedded derivative liabilities	$1,220,993	Discounted cash flow	Policyholder behavior	See below	See below
Derivative instruments	3,765	Adjusted broker bid	Financing cost spread	105-441 (125)	Increase
Funds held under reinsurance treaties	3,285,118	Carrying value of asset	N/A	N/A	N/A
Total	$4,509,876

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

Internally-priced corporate securities classified in Level 3 include private debt securities for which no price comparatives or spread levels can be observed.  For these securities, a discounted cash flow model was used and the primary unobservable input is an internally-developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Other asset-backed securities classified in Level 3 are fair valued using a discounted cash flow model.  Unobservable inputs include an internally developed discount rate.  Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

Residential mortgage-backed securities of $14 thousand, commercial mortgage-backed securities of $458 thousand, and trading securities of $249 thousand are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy.  For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts.  Estimating these cash flows requires actuarially determined assumptions related to expectations

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior.  The more significant actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the liabilities; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; and an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities.

Derivative instruments categorized in level 3 at December 31, 2012 consisted of a total return swap based on a reference pool of syndicated bank loan investments.  Inputs to fair value include broker quotes for the underlying assets, earnings on the reference pool, and an estimate for the embedded financing cost, which is a significant and unobservable input.  Significant increases (decreases) in estimated comparable financing costs would result in a higher (lower) fair value measurement.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The tables below provide rollforwards for 2013 and 2012 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement.  Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors.  The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities.  However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities.  Therefore, the impact of the derivative instruments reported in Level 3 below may vary significantly from the total income effect of the hedged instruments.  Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2013	Income	Income	Settlements	Level 3	2013
Assets
Fixed maturities
Corporate securities	$42,739	$793	$(1,754)	$(11,406)	$(11,359)	$19,013
Residential mortgage-backed	31	(2)	-	(15)	-	14
Commercial mortgage-backed	-	1,068	(1,068)	-	458	458
Other asset-backed securities	6,623	2,879	651	(8,776)	8,172	9,549
Trading securities	69,823	2,237	-	(1,584)	-	70,476
Policy loans	2,994,756	6,787	-	129,618	-	3,131,161
Limited partnerships	1,219,515	252,955	-	(162,101)	-	1,310,369
GMIB reinsurance recoverable	416,528	(280,381)	-	-	-	136,147

Liabilities
Embedded derivative liabilities	$(1,220,993)	$2,160,217	$-	$-	$-	$939,224
Derivative instruments	(3,765)	3,765	-	-	-	-
Funds held under reinsurance treaties	(3,285,118)	4,924	-	(116,793)	-	(3,396,987)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2012	Income	Income	Settlements	Level 3	2012
Assets
Fixed maturities
Corporate securities	$32,295	$1,655	$2,991	$31,100	$(25,302)	$42,739
Residential mortgage-backed	-	-	-	31	-	31
Other asset-backed securities	10,060	225	533	(4,195)	-	6,623
Trading securities	59,891	12,094	-	(2,162)	-	69,823
Policy loans (1)	2,951,560	(72,683)	-	115,879	-	2,994,756
Limited partnerships	1,086,546	135,528	-	(2,559)	-	1,219,515
Derivative instruments	1,934	(1,934)	-	-	-	-
GMIB reinsurance recoverable	451,274	(34,746)	-	-	-	416,528

Liabilities
Embedded derivative liabilities	$(2,078,051)	$857,058	$-	$-	$-	$(1,220,993)
Derivative instruments	-	(3,765)	-	-	-	(3,765)
Funds held under reinsurance treaties (1)	(3,295,994)	64,879	-	(54,003)	-	(3,285,118)

(1)  Represents fair value at acquisition date for beginning balance.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The components of the amounts included in purchases, sales, issuances and settlements for years ended December 31, 2013 and 2012 shown above are as follows (in thousands):
December 31, 2013	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$239	$(11,645)	$-	$-	$(11,406)
Residential mortgage-backed	-	(15)	-	-	(15)
Other asset-backed securities	-	(8,776)	-	-	(8,776)
Trading securities	625	(2,209)	-	-	(1,584)
Policy loans	-	-	226,647	(97,029)	129,618
Limited partnerships	132,713	(294,814)	-	-	(162,101)
Total	$133,577	$(317,459)	$226,647	$(97,029)	$(54,264)

Liabilities
Funds held under reinsurance treaties	$-	$-	$(341,662)	$224,869	$(116,793)

December 31, 2012	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$35,745	$(4,645)	$-	$-	$31,100
Residential mortgage-backed	31	-	-	-	31
Other asset-backed securities	-	(4,195)	-	-	(4,195)
Trading securities	166	(2,328)	-	-	(2,162)
Policy Loans	-	-	136,027	(20,148)	115,879
Limited partnerships	234,440	(236,999)	-	-	(2,559)
Total	$270,382	$(248,167)	$136,027	$(20,148)	$138,094

Liabilities
Funds held under reinsurance treaties	$-	$-	$(172,025)	$118,022	$(54,003)

As a result of the Company being able to obtain pricing from an independent, third-party pricing service utilizing significant observable inputs, securities with a fair value of $34.4 million and $25.3 million were transferred from level 3 to level 2 during 2013 and 2012, respectively.  During 2013, the Company transferred securities with a fair value of $31.7 million from level 2 to level 3 as a result of the use of significant unobservable inputs as the Company was not able to obtain pricing from an independent, third-party price service.  There were no transfers between Level 1 and 2 of the fair value hierarchy in 2013 or 2012.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2013 and 2012 was as follows (in thousands):

	2013	2012
Assets
Fixed maturities
Corporate securities	$(1,013)	$4,646
Residential mortgage-backed	12	-
Other asset-backed securities	3,394	758
Trading securities	2,237	12,094
Limited partnerships	253,187	135,946
Derivative instruments	-	(1,934)
GMIB reinsurance recoverable	(280,381)	(34,746)

Liabilities
Embedded derivative liabilities	$2,160,217	$857,058
Derivative instruments	-	(3,765)
Funds held under reinsurance treaties	10,915	6,342

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Nonrecurring Fair Value Measurements
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2013		December 31, 2012
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$6,080,080	$6,302,268	$5,758,997	$6,194,507
Policy loans	Level 3	1,345,879	1,345,879	1,379,455	1,379,455

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$37,526,692	$39,644,502	$37,237,390	$38,894,896
Reserves for guaranteed investment contracts	Level 3	1,840,191	1,840,641	1,123,971	1,138,699
Trust instruments supported by funding agreements	Level 3	803,688	821,224	1,341,408	1,372,165
Federal Home Loan Bank funding agreements	Level 3	1,773,829	1,773,014	1,801,108	1,802,855
Debt	Level 3	284,489	346,601	292,274	361,585
Securities lending payable	Level 2	95,754	95,754	153,747	153,747
Repurchase agreements	Level 2	415,271	415,271	-	-

(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Fair Value Option
As described in Note 2, in connection with the acquisition of REALIC, the Company elected the fair value option for certain assets, which are held as collateral for reinsurance.  Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option.  The value of the funds held liability is equal to the fair value of the assets held as collateral.  The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statement.   Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

7.     Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31 were as follows (in thousands):

	2013	2012	2011
Balance, beginning of year	$4,822,587	$4,395,174	$4,170,644
Deferrals of acquisition costs	1,077,016	1,105,124	1,002,864
Amortization related to:
Operations	(544,047)	(443,296)	(622,469)
Derivatives	217,606	147,992	225,568
Net realized gains	(14,905)	(3,594)	(12,304)
Total amortization	(341,346)	(298,898)	(409,205)
Unrealized investment gains (losses)	653,963	(378,813)	(373,792)
Other	-	-	4,663
Balance, end of year	$6,212,220	$4,822,587	$4,395,174

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31 were as follows (in thousands):
	2013	2012	2011
Balance, beginning of year	$560,141	$602,486	$451,096
Deferrals of sales inducements	55,735	171,393	183,517
Amortization related to:
Operations	(135,270)	(131,317)	(149,261)
Derivatives	194,553	(12,796)	183,744
Net realized gains	(2,555)	(665)	(1,241)
Total amortization	56,728	(144,778)	33,242
Unrealized investment gains (losses)	111,681	(68,960)	(65,369)
Balance, end of year	$784,285	$560,141	$602,486

8.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability.  The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance, or modified coinsurance basis.  The Company monitors the financial strength rating of reinsurers on a monthly basis.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates.  These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative.  Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other investment losses.

As a pre-closing condition to the acquisition, described in Note 3, and after receipt of all required regulatory approvals, REALIC entered into three retro treaties with SRZ.  Pursuant to these retro treaties, REALIC ceded to SRZ on a 100% coinsurance basis certain blocks of business written or assumed by REALIC.  These blocks of business include the disability income and accident and health business written or assumed by REALIC, a mix of life and annuity insurance business written or assumed by REALIC, and the corporate owned life insurance business assumed by REALIC.  The effective date of the three retrocession agreements was July 1, 2012.

Pursuant to the retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral.  This collateral is reported as funds held under reinsurance treaties on the consolidated balance sheet.  At December 31, 2013 and 2012, this funds held liability was $3.4 billion and $3.3 billion, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The effect of reinsurance on premium was as follows (in thousands):
	Years Ended December 31,
	2013	2012	2011
Direct premium:
Life	$668,878	$411,112	$257,015
Accident and health	70,214	28,989	3,020
Plus reinsurance assumed:
Life	66,242	28,233	12,728
Accident and health	13,602	4,765	860
Less reinsurance ceded:
Life	(429,499)	(243,470)	(109,407)
Annuity guaranteed benefits	(18,850)	(19,605)	(20,526)
Accident and health	(83,816)	(33,754)	(3,880)
Total net premium	$286,771	$176,270	$139,810

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Direct benefits
Life	$1,331,828	$939,727	$668,546
Accident and health	142,827	55,005	1,598
Annuity guaranteed benefits	69,403	86,651	73,756
Plus reinsurance assumed:
Life	384,181	118,284	27,317
Accident and health	32,723	11,941	468
Less reinsurance ceded:
Life	(577,884)	(292,834)	(118,408)
Accident and health	(175,550)	(66,946)	(2,066)
Deferral of contract enhancements	(41,396)	(157,931)	(172,389)
Change in reserves, net of reinsurance	(139,740)	(79,683)	106,474
Total benefits	$1,026,392	$614,214	$585,296

Components of the Company’s reinsurance recoverable as of December 31 were as follows (in thousands):
	December 31,
	2013	2012
Reserves:
Life	$7,141,785	$7,144,675
Accident and health	1,440,996	896,942
Guaranteed minimum income benefits	136,147	416,528
Other annuity benefits	283,923	306,404
Claims liability	1,034,104	1,078,281
Other	9,790	34,078
Total	$10,046,745	$9,876,908

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $42.1 million and $44.5 million at December 31, 2013 and 2012, respectively.  The largest amount ceded to any reinsurer at December 31, 2013 totaled $6.7 billion, which was primarily related to the retro treaties.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The following table sets forth the Company’s net life insurance in-force (in millions):
	December 31,
	2013	2012
Direct life insurance in-force	$266,587	$285,991
Amounts assumed from other companies	24,733	26,619
Amounts ceded to other companies	(160,270)	(171,667)
Net life insurance in-force	$131,050	$140,943

Prior to the Company’s acquisition of REALIC, reserve requirements for certain term policies with a ceding insurer were in dispute between the ceding insurer and Swiss Re.  Under the terms of the purchase agreement, Jackson was obligated to continue the negotiations.  In October 2013, all parties agreed on a resolution, which resulted in the ceding insurer recapturing a portion of the business that was ceded to the Company, resulting in additional income of $10.9 million.

9.      Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances as of December 31 (in thousands):

	2013	2012
Traditional life	$13,626,250	$13,299,494
Guarantee benefits	1,496,350	2,604,567
Claims payable	1,754,938	1,728,784
Other	270,512	345,403
Total	$17,148,050	$17,978,248

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, persistency and expenses, plus provisions for adverse deviation.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

The following table sets forth the Company’s liabilities for other contract holder funds balances as of December 31 (in thousands):

	2013	2012
Interest-sensitive life	$9,487,111	$9,705,271
Variable annuity fixed option	6,950,944	6,996,151
Fixed annuity	19,938,776	20,352,342
Fixed index annuity	12,678,535	11,507,614
GICs, funding agreements and FHLB advances	4,417,707	4,266,250
Total	$53,473,073	$52,827,628

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business, which is further discussed below.  The liability for fixed index annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract.  For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business.  At December 31, 2013, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.65% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.48% average guaranteed rate.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserve is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statement.

At December 31, 2013 and 2012, approximately 88% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2013
Minimum Guaranteed Interest	Account Value
Rate	Fixed	Fixed Index	Variable	Total
1.0%	$1,480.2	$1,108.7	$2,395.9	$4,984.8
>1.0% - 2.0%	2,666.1	7,922.6	3,202.4	13,791.1
>2.0% - 3.0%	9,364.1	3,647.2	1,352.6	14,363.9
>3.0% - 4.0%	1,927.0	-	-	1,927.0
>4.0% - 5.0%	2,418.2	-	-	2,418.2
>5.0% - 5.5%	326.5	-	-	326.5
Total	$18,182.1	$12,678.5	$6,950.9	$37,811.5

	2012
Minimum Guaranteed Interest	Account Value
Rate	Fixed	Fixed Index	Variable	Total
1.0%	$904.6	$1,118.1	$2,094.9	$4,117.6
>1.0% - 2.0%	3,113.1	6,926.3	3,522.1	13,561.5
>2.0% - 3.0%	9,758.5	3,463.2	1,379.2	14,600.9
>3.0% - 4.0%	2,008.2	-	-	2,008.2
>4.0% - 5.0%	2,467.6	-	-	2,467.6
>5.0% - 5.5%	340.3	-	-	340.3
Total	$18,592.3	$11,507.6	$6,996.2	$37,096.1

At December 31, 2013 and 2012, approximately 82% and 83%, respectively, of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates.  The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

Minimum Guaranteed Interest	Account Value - Interest Sensitive Life
Rate	2013	2012
>2.0% - 3.0%	$301.0	$298.1
>3.0% - 4.0%	3,613.5	3,479.5
>4.0% - 5.0%	3,160.0	3,407.8
>5.0% - 6.0%	2,412.6	2,519.9
Total	$9,487.1	$9,705.3

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time.  Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  Carrying values totaled $0.2 billion and $0.6 billion at December 31, 2013 and 2012, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company has established a $12.0 billion aggregate Global Medium Term Note program.  Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements.  The carrying values at December 31, 2013 and 2012 totaled $0.6 billion and $0.8 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.  The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date.  Foreign currency translation gains and losses are included in other investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities.  Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.  At December 31, 2013 and 2012, the Company held $115.1 million of FHLBI capital stock, supporting $2.0 billion and $1.8 billion in funding agreements, short-term and long-term borrowing capacity in 2013 and 2012, respectively.

10.  Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), annuitization (GMIB), at specified dates during the accumulation period (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities.  Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable.  Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.  Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statement with the exception of changes in embedded derivatives, which are included in other investment losses.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

At December 31, 2013 and 2012, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2013	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$87,759.0	$2,067.8	64.7 years
GMWB - Premium only	0%	3,742.8	59.2
GMWB	0-5%*	9,327.7	76.5
GMAB - Premium only	0%	95.1	0.2
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		9,146.4	221.2	64.6 years
GMWB - Highest anniversary only		3,376.5	154.0
GMWB		1,187.4	103.5
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	5,833.0	360.1	66.9 years
GMIB	0-6%	2,720.0	524.5		2.4 years
GMWB	0-8%*	67,753.3	1,754.8

					Average
					Period
				Weighted	until
December 31, 2012	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$66,587.5	$2,988.8	64.4 years
GMWB - Premium only	0%	3,597.7	147.5
GMWB	0-5%*	5,460.9	142.6
GMAB - Premium only	0%	86.2	0.8
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		7,401.8	527.4	64.0 years
GMWB - Highest anniversary only		3,055.3	398.1
GMWB		1,132.8	222.9
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	4,397.6	565.0	66.4 years
GMIB	0-6%	2,581.6	762.4		3.3 years
GMWB	0-8%*	50,662.2	3,117.2

* Ranges shown based on simple interest.  The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits.  The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below).  For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2013	2012
Equity	$67,128.6	$46,662.5
Bond	16,633.6	16,958.4
Balanced	17,884.1	13,620.7
Money market	1,164.1	1,184.5
Total	$102,810.4	$78,426.1

GMDB liabilities reflected in the general account were as follows (in millions):

	2013	2012
Balance at January 1	$480.1	$466.6
Incurred guaranteed benefits	167.5	100.2
Paid guaranteed benefits	(68.5)	(86.7)
Balance at December 31	$579.1	$480.1

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2013 and 2012 (except where otherwise noted):
1)	Use of a series of deterministic investment performance scenarios, based on historical average market volatility.
2)	Mean investment performance assumption of 7.4% (2012: 8.4%) after investment management fees, but before investment advisory fees and mortality and expense charges.
3)	Mortality equal to 63.0% to 100% of the Annuity 2000 table.
4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 40.0%, with an average of 4.0% during the surrender charge period and 9% thereafter in 2013 and 10% thereafter in 2012.

5)	Discount rates: 7.4% on 2013 issues, 8.4% on 2012 and prior issues; (2012: 8.4% all issue years).

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, with the change in fair value reported in net income.  The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6.  The fair valued GMWB had an asset value of $938.7 million at December 31, 2013 and was reported in other assets.   The fair valued GMWB had a reserve liability of $1,219.0 million at December 31, 2012, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime.  Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated similar to the GMDB liability with the sole exception that the reserve calculation uses a series of stochastic investment performance scenarios.  At December 31, 2013 and 2012, these GMWB reserves totaled $9.7 million and $21.2 million, respectively, and were reported in reserves for future policy benefits and claims payable.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

GMAB benefits were offered on some variable annuity plans.  However, the Company no longer offers these benefits.  At December 31, 2013 and 2012, the asset value was $0.5 million and the reserve liability was $2.0 million, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments.  The Company regularly evaluates estimates used and adjusts the liability balance through the income statement within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.  The assumptions used for calculating the direct GMIB liability at December 31, 2013 and 2012 are consistent with those used for calculating the GMDB liability.  At December 31, 2013 and 2012, GMIB reserves before reinsurance totaled $20.7 million and $16.3 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.  The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations.  A liability is established to cover future annuitization benefits in excess of surrender values.  The total liability for this block is the surrender value, plus the annuitization reserve.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2013			December 31, 2012
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$793.3	$29,865.8	58.8 years	$785.6	$31,610.5	58.1 years
Two-tier annuitization	2.9	23.6	65.5 years	3.5	26.8	65.2 years
ISWL account balance adjustment	90.8	n/a	n/a	78.9	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2013 and 2012:
1)	Use of a series of deterministic premium persistency scenarios.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates equal to the credited interest rates, approximately 4.0% to 5.5% projected.

The following assumptions and methodology were used to determine the two-tier annuitization benefit liability at December 31, 2013 and 2012:
1)	Use of a series of deterministic scenarios, varying by surrender rate and annuitization rate.
2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)	Discount rates are equal to credited interest rates, approximately 3.0% to 4.0%.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

11.  Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	2013	2012
Surplus notes	$249,401	$249,377
Mortgage loans	30,088	30,397
VIE related borrowings	-	2,500
FHLBI mortgage loan	5,000	10,000
Total	$284,489	$292,274

Due in less than 1 year	$5,000
Due in more than 1 to 5 years	30,088
Due after 5 years	249,401
Total	$284,489

Surplus notes
On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027.  These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity.

Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds.  Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.  Interest is payable semi-annually on March 15th and September 15th of each year.  Interest expense on the notes was $20.4 million in 2013, 2012, and 2011.

Mortgage loans
At December 31, 2013 and 2012, certain consolidated real estate VIEs had outstanding mortgage loans with a weighted average interest rate of 4.4%, with maturities through 2016.  Interest expense totaled $1.3 million, $1.4 million, and $1.4 million in 2013, 2012, and 2011, respectively.

VIE related borrowings
Certain of the Company’s VIEs have “equity” classes issued in the form of non-investment grade debt.  Accordingly, these equity classes are classified as notes payable rather than minority interest in the consolidated balance sheets.  These notes accrue contingent interest expense in addition to the stated coupon.  The outstanding notes were paid off in conjunction with the termination of the VIE in August 2013.  The outstanding principal amount accrued interest at a weighted average interest rate of 5.7% prior to termination in 2013 and 5.3% at December 31, 2012.  Interest expense on the notes in 2013, 2012, and 2011 totaled $0.1 million, $0.1 million, and $0.2 million, respectively.

Federal Home Loan Bank Mortgage Loan
In 2010, the Company received a mortgage loan from the FHLBI, under its community investment program.  The loan accrues interest at 1.04% and the outstanding balance was $5.0 million and $10.0 million at December 31, 2013 and 2012, respectively.  Interest expense totaled $57 thousand, $0.1 million, and $0.2 million during 2013, 2012, and 2011, respectively.  At December 31, 2013, the mortgage loan was collateralized by real estate with a carrying value of $20.0 million.

12.  Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates.  Advances of $200.0 million were outstanding at December 31, 2013 and were recorded in other liabilities.  There were no advances outstanding at December 31, 2012.  The Company paid interest of $0.1 million and $0.3 million on such advances in 2013 and 2012, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company drew an advance in December 2011, and paid no interest during 2011. At December 31, 2013, advances were collateralized by mortgage-related securities with a value of $215.6 million.

13.  Income Taxes

The components of the provision for federal, state and local income taxes were as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Current tax (benefit) expense	$(110,081)	$302,110	$58,481
Deferred tax expense	277,078	53,323	153,591
Federal income tax expense	$166,997	$355,433	$212,072

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 35% for 2013, 2012 and 2011 as follows (in thousands):

	Years Ended December 31,
	2013	2012	2011
Income taxes at statutory rate	$324,491	$452,615	$276,431
Dividends received deduction	(136,844)	(107,412)	(59,136)
Other	(20,650)	10,230	(5,223)
Federal income tax expense	$166,997	$355,433	$212,072

Effective tax rate	18.0%	27.5%	26.9%

Federal income tax refunded in 2013 was $241.9 million, and federal income taxes paid in 2012 and 2011 were $241.2 million and $170.0 million, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2013	2012
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$2,807,663	$3,120,346
Other-than-temporary impairments and other investment items	107,736	76,647
Deferred compensation	62,302	48,067
Net operating loss carryforward	89,696	53,803
Other, net	28,847	74,173
Total gross deferred tax asset	3,096,244	3,373,036

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,034,230)	(1,465,119)
Other investment items	-	(315,416)
Net unrealized gains on available for sale securities	(925,387)	(2,063,272)
Other, net	(26,234)	(20,799)
Total gross deferred tax liability	(2,985,851)	(3,864,606)

Net deferred tax asset (liability)	$110,393	$(491,570)

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable.  Considerable

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.  Although realization is not assured, management believes as of December 31, 2013, it is more likely than not that the deferred tax assets, will be realized.  At December 31, 2013 and 2012, the Company did not have a valuation allowance.

At December 31, 2013, the Company had a federal tax ordinary loss carryforward of $256.3 million which begins to expire in 2026, that was attributable to the Company’s acquisition of REALIC.  Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards.  The Section 382 limitation is an annual limitation on the amount of pre-acquisition NOLs that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million.

In 2007, the Internal Revenue Service (“IRS”) issued Revenue Ruling 2007-54 that would have changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (“DRD”) on separate account assets held in connection with variable annuity and life contracts, but that ruling was suspended by Revenue Ruling 2007-61.  Revenue Ruling 2007-61 also announced the Treasury Department’s and the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable contracts.  In February 2014, the IRS issued Revenue Ruling 2014-7, which merely republishes the first noncontroversial holding of Revenue 2007-54 regarding the amount of life insurance reserves taken into account for tax purposes for a variable annuity when some or all of the reserves are part of the Company’s separate account reserves.  The new revenue ruling modifies and supersedes Revenue Ruling 2007-54, which effectively revokes the second controversial holding of Revenue Ruling 2007-54 that had a negative impact on DRD computations.  The new ruling also states that Revenue Ruling 2007-61 is obsolete.  This administrative action does not foreclose future regulations on the computation of the Company’s share of the DRD.  However, it is likely that any regulations that the IRS proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations.  Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, there is no assurance that the change will not be retrospectively applied.  As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives.  In January 2010, Jackson received a formal Notice of Assessment from the IRS disallowing the separate account DRD for 2003, 2005 and 2006.  Jackson did not agree with the assessment and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the separate account DRD issue in favor of the Company after obtaining approval from the Joint Committee on Taxation.

In February 2012, Brooke Life received a Notice of Proposed Adjustment from the IRS, regarding an assessment related to its tax treatment of interest expense on intercompany debt in 2007 and 2008.  Due to the intercompany tax sharing agreement, the effect of an adjustment, if any, would impact Jackson’s total stockholder’s equity.  The total aggregate exposure to the Company’s stockholder’s equity is approximately $204.0 million.  Brooke Life did not agree with the assessment, believed its current position was sustainable and filed a protest with the Appellate Division of the IRS.  In February 2013, the IRS fully conceded the debt/equity issue for years under examination in favor of the Company, subject to approval by the Joint Committee on Taxation.

During 2011, Jackson established a reserve for an unrecognized tax benefit as required for income tax uncertainties.  The reserve was reduced in 2012 due to the issuance of new IRS guidance, and no such reserve existed for the years ended December 31, 2013 and 2012.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward.  The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions.  The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

Interest totaling $10.4 million related to these unrecognized tax benefits has been included in income tax expense in the consolidated income statement for 2011.  The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2013, 2012, or 2011.

Based on information available as of December 31, 2013, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

14.  Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business.  It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company’s financial condition.  Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including a modal premium case and allegations of misconduct in the sale of insurance products.  The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.  At December 31, 2013 and 2012, Jackson recorded accruals totaling $18.4 million and $32.9 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies.  These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations.  Based on data received, the Company’s reserve for future state guaranty fund assessments was $21.7 million and $43.1 million at the end of 2013 and 2012, respectively.  Related premium tax offsets were $9.1 million and $19.7 million at December 31, 2013 and 2012, respectively.  While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2013, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $493.1 million.  At December 31, 2013, unfunded fixed-rate commercial mortgage loan commitments totaled $218.2 million.

The Company has received regulatory inquiries on an industry-wide matter relating to claims settlement practices and compliance with unclaimed property laws.  Concurrently, some regulators and state legislatures have required life insurance companies to take additional steps to identify unreported deceased policy and contract holders.  Additionally, certain states are contracting with independent firms to perform specific unclaimed property audits or targeted market conduct examinations covering claims settlement practices and procedures for escheating unclaimed property.  Any regulatory audits, related examination activity and internal reviews may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in the Company’s procedures for the identification of unreported claims and handling of escheatable property.

Jackson continually reviews its entire policy master file compared to vendors’ databases of known deaths.  At December 31, 2013 and 2012, Jackson accrued $21.1 million and $28.0 million, respectively, for estimated remaining claims that have not yet been positively identified and any potential regulatory assessments.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services.  These agreements, subject to certain termination provisions, have ten-year periods and expire in 2019 and 2020.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051.  Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2013, Jackson recorded a liability of $9.9 million for future lease payments.  Lease expense was $30.7 million, $28.1 million, and $25.2 million in 2013, 2012, and 2011, respectively.  At December 31, 2013, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2014	$19,028
2015	17,717
2016	14,924
2017	8,606
2018	7,307
Thereafter	20,602
Total	$88,184

15.   Share-Based Compensation

Certain officers participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADR’s”) that are tradable on the New York Stock Exchange and are described below.

The Group Performance Share Plan (“GPSP”) is a Prudential incentive plan in which all executive directors of Prudential and other senior executives can participate.  Awards are granted in the form of a nil cost option with a vesting period of three years.  The performance measure for the awards is that Prudential’s Total Shareholder Return (“TSR”) outperforms an index comprised of peer companies over a three-year period.  Vesting of the awards between each performance period is on a straight line sliding scale basis ranging from 0% (less than the peer index TSR return) to 100% (more than 120% of the peer index TSR return).  Participants are entitled to the value of reinvested dividends that would have accrued on the shares that vest.

The Business Unit Performance Plan (“BUPP”) is a Prudential incentive plan created to provide a common framework under which awards would be made to Chief Executive Officers (“CEO”) of Prudential’s business units.  Awards under this nil cost plan for Jackson’s CEO are based on compound annual growth in Jackson Shareholder Capital Value on a European Embedded Value (“EEV”) basis with performance measured over three years.   Awards granted in 2009 and later are settled in ADR’s after vesting.  Participants are entitled to receive the value of reinvested dividends over the performance period for those shares/ADR’s that vest.  The compound annual growth parameters for the awards are based on factors relevant to the U.S. business and vesting between each performance point is on a straight line sliding scale basis ranging from 0% (less than 8% growth) to 100% (more than 12% growth).

In 2011, the Company granted one-off type retention awards to certain key senior executives within Jackson.  These awards were subject to the prior approval of the Jackson Remuneration Committee and are nil cost options with a contingent right to receive Prudential ADR’s.  The awards are contingent upon continued employment of the recipient through the award vesting date.  There are no performance measurements with these awards.

The Company classifies all of the above plans as equity settled plans and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the statement of equity.  At December 31, 2013 and 2012, the Company had $18.4 million and $12.9 million, respectively, reserved for future payments under these plans.

The Company also has a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADR’s, or a conditional allocation of Prudential ADR’s.  These share awards are based on the compound annual EEV imputed growth in shareholder value of the U.S. business, have vesting periods of four years and are at nil cost to the employee.  Share awards vest between 0% (less than 8% growth) and 150% (more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADR’s granted during the performance

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

period.  In 2013, this plan was replaced by the Prudential Long-Term Incentive Plan (“PLTIP”) as further described below.

The PLTIP is a Prudential incentive plan, implemented in 2013, in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADR’s, or a conditional allocation of Prudential ADR’s, subject to the prior approval of the Jackson Remuneration Committee.  These share awards vest based on the achievement of planned IFRS pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee.  Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADR’s granted during the performance period.  Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies these plans as liability settled plans and, therefore, reflects the accrued compensation expense and the value of the shares distributed under the plans within other liabilities.  At December 31, 2013 and 2012, the Company had $31.3 million and $23.9 million, respectively, accrued for future payments under these plans.

The Company either acquires shares/ADR’s or reimburses Prudential for the costs of any shares/ADR’s that were distributed to participants in the above plans, or may be distributed in the future.   The shares/ADR’s acquired for all the share-award plans are held at cost in a trust account for future distributions.  The Company reflects the costs of shares/ADR’s held within the consolidated statement of equity as shares held in trust.  At December 31, 2013 and 2012, the Company had $22.8 million and $25.1 million of shares/ADR’s held at cost in the trust, respectively.

The Company recognizes share-based compensation expense associated with the equity settled plans based on the grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model ratably over the requisite service period of each individual grant, which generally equals the vesting period.   For the liability settled share award plans, compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to the plans’ cash settlement alternatives.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	For the Years Ended December 31,
	2013	2012	2011
Group Performance Share Plan	$4.9	$8.0	$2.3
Business Unit Performance Plan	5.0	7.2	3.7
Retention Share Plan	3.2	2.0	1.5
Jackson performance plan	16.8	15.8	4.3
Prudential LTIP plan	10.0	-	-
Total compensation expense related to incentive plans	$39.9	$33.0	$11.8

Income tax benefit	$14.0	$11.5	$4.1

The total unrecognized compensation expense related to all share-based plans at December 31, 2013 was $50.6 million with a weighted average remaining period of 2.18 years.

At December 31, 2013, there were no new grants under the GPSP, BUPP, retention or performance plans.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

The weighted average share/ADR fair values of share-based awards granted by plan during 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Weighted Average Fair Value:
Group Performance Share Plan	$-	$12.11	$12.84
Business Unit Performance Plan	$-	$20.89	$21.89
Jackson performance plan	$-	$24.24	$23.27
Prudential LTIP plan	$32.55	$-	$-

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date.  The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models.   These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.   The following assumptions were used in 2012 and 2011 in determining the GPSP fair value:

	2012		2011
Dividend yield	3.63%		3.33%
Expected volatility	32.80%		28.80%
Risk-free interest rate	0.30%		1.33%
Expected life	3 year	s	3 year	s
Weighted average share price	$12.1	1	$12.8	4

The expected volatility is measured as the standard deviation of expected share price returns based on statistical analysis of daily share prices over a period up to the grant date equal to the expected life of the options.  Risk-free interest rates are United Kingdom gilt rates with projections for three-year terms to match corresponding vesting periods.  Dividend yield is determined as the average yield over the year of the grant and expected dividends are not incorporated into the measurement of fair value.  For the GPSP, volatility and correlation between Prudential and an index constructed from a simple average of the Total Shareholder Return growth of ten companies is required.  Changes to the subjective input assumptions could materially affect the fair value estimate.  At December 31, 2013 and 2012, there were no outstanding non-vested Prudential shares granted.

Outstanding non-vested Prudential ADR’s granted were as follows:

	GPSP		BUPP		Performance Award Plan		Prudential LTIP plan
	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value	ADR’s	Weighted Average Grant Date Fair Value
At December 31, 2011	484,283	$10.10	484,283	$16.25	985,359	$16.51	-	$-
Granted	99,628	12.11	99,628	20.89	162,121	24.24	-	-
Exercised	234,238	10.08	219,598	14.35	220,710	22.73	-	-
Lapsed/Forfeited	-	-	14,640	14.35	77,753	18.49	-	-
At December 31, 2012	349,673	10.68	349,673	18.83	849,017	16.19	-	-

Granted	-	-	-	-	-	-	1,395,667	32.55
Exercised	100,813	8.33	100,813	15.48	346,957	10.31	-	-
Lapsed/Forfeited	50,408	8.33	50,408	15.48	25,036	21.19	19,444	32.14
At December 31, 2013	198,452	$12.47	198,452	$21.39	477,024	$20.21	1,376,223	$32.56

At December 31, 2013, there were 232,170 non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $19.42.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

16.   Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.  Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2013, the adjusted earned surplus of the Company was $855.6 million.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31.  The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2014, is estimated to be $723.5 million, subject to the availability of adjusted earned surplus as of the dividend date.

The Company received capital contributions from its parent of $35.1 million, $36.0 million, and $19.4 million in 2013, 2012, and 2011, respectively, from Brooke Life’s forgiveness of intercompany tax liabilities.  Dividend payments from the Company to its parent were $507.0 million, $400.0 million, and $530.0 million in 2013, 2012, and 2011, respectively.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.4 billion and $4.3 billion at December 31, 2013 and 2012, respectively.  Statutory net income (loss) of the Company, as reported in its Annual Statement, was $741.3 million, $847.2 million, and $(453.2) million in 2013, 2012, and 2011, respectively.

The commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required.  Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code.  This permitted practice expires on October 1, 2014.  At December 31, 2013 and 2012, the effect of the permitted practice increased (decreased) statutory surplus by $1.2 million and $(580.5) million, net of tax, respectively.  The permitted practice had no impact on statutory net income.

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. In relation to the acquisition of REALIC and pursuant to Michigan Insurance Law, the Company reported $425.8 million and $470.1 million of statutory basis VOBA at December 31, 2013 and 2012, respectively, which is fully admissible.  Accordingly, the acquisition had no impact on the Company’s statutory basis capital and surplus.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies.  Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital, calculated in a manner prescribed by the NAIC (“TAC”) to its authorized control level RBC, calculated in a manner prescribed by the NAIC (“ACL RBC”).  Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”).    At December 31, 2013, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies.  A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments.  In 2013 and 2012, there were no significant exceptions with any ratios.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

17.	Other Related Party Transactions

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”).  PPM is ultimately a wholly owned subsidiary of Prudential.  The Company paid $45.7 million, $38.7 million, and $36.6 million to PPM for investment advisory services during 2013, 2012, and 2011, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson.  Commissions and fees paid by Jackson to NPH during 2013, 2012, and 2011 totaled $102.1 million, $99.6 million, and $94.7 million, respectively.

Jackson has entered into shared services administrative agreements with both NPH and PPMA.  Under the shared services administrative agreements, Jackson charged $7.1 million, $7.3 million, and $8.5 million of certain management and corporate services costs to these affiliates in 2013, 2012, and 2011, respectively.

Jackson provides a $40.0 million revolving credit facility to Nicole Finance, Inc., an upstream holding company.  The loan, executed in 2011, is unsecured, matures in December 2016, accrues interest at 1.27% per annum and has a commitment fee of 0.10% per annum.  There was $9.5 million and $26.0 million outstanding at December 31, 2013 and 2012, respectively.  The highest outstanding loan balance during 2013 and 2012 was $26.0 million.  During 2013, 2012, and 2011, interest and commitment fees totaled $0.2 million, $0.2 million, and $9 thousand, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA.  The loan is unsecured, matures in September 2018, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no balance outstanding at December 31, 2013 or 2012.  The highest outstanding loan balance during 2013 and 2012 was nil and $1.0 million, respectively.  During 2013, 2012, and 2011, interest and commitment fees totaled $0.1 million, $0.1 million, and $0.1 million, respectively.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company.  The loan is unsecured, matures in June 2014, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum.  There was no outstanding balance at December 31, 2013 and 2012.  The highest outstanding loan balance during 2013 and 2012 was nil  and $7.0 million, respectively.  Interest and commitment fees totaled $0.1 million, $0.1 million, and $0.2 million during 2013, 2012, and 2011, respectively.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates.  Jackson recognized $20.2 million, $21.6 million, and $21.1 million of revenue associated with these services during 2013, 2012, and 2011, respectively.  This revenue is included in other income in the accompanying consolidated income statement.  This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

18.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates.  To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary.  In addition, the employee must be employed on the applicable January 1 or July 1 entry date.  The Company’s annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year.  In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year.  The Company’s expense related to this plan was $25.4 million, $20.9 million, and $18.0 million in 2013, 2012, and 2011, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees.  At December 31, 2013 and 2012, the liability for such plans totaled $186.6 million and $130.9 million, respectively, and is reported in other liabilities.  Jackson invests in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability.  The Company’s expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan, was $56.4 million, $25.5 million,

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2013 and 2012

and $3.6 million in 2013, 2012, and 2011, respectively.  Investment income (loss) from the mutual funds totaled $40.7 million, $18.9 million, and $(3.7) million in 2013, 2012, and 2011, respectively.

With the acquisition of SRLC, Jackson acquired liabilities related to certain benefit plans which included the Southwestern Life Holdings, Inc. Retiree Benefit Plan, the American Merchants Life Insurance Co. Retiree Benefit Plan, the PennCorp Financial Group, Inc. Retirement and Savings Plan, and the GMAC/Integon obligation.  The net liability for these acquired benefit plans was $6.1 million and $8.7 million at December 31, 2013 and 2012, respectively.

19.  Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Commission expenses	$1,752,884	$1,646,678	$1,422,681
General and administrative expenses	804,851	709,690	586,130
Deferral of policy acquisition costs	(1,077,016)	(1,105,124)	(1,002,864)
Total operating costs and other expenses	$1,480,719	$1,251,244	$1,005,947

20.  Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in thousands):

December 31,
2013
Balance, beginning of year	$2,107,631
OCI before reclassifications	(1,502,596)
Amounts reclassified from AOCI	(81,170)
Less: Comprehensive loss attributable
to noncontrolling interest	3,082
Balance, end of year	$526,947

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI	Affected Line Item in the Consolidated Income Statement
	December 31,
	2013
Net unrealized investment loss:
Net realized loss on investments	$(123,157)	Other net investment losses
OTTI	(1,721)	Total other-than-temporary impairments
Net unrealized loss before income taxes	(124,878)
Income tax benefit	43,708
Reclassifications, net of income taxes	$(81,170)

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B:

Jackson National Separate Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2013
Statements of Operations for the period ended December 31, 2013
Statements of Changes in Net Assets for the periods ended December 31, 2013 and 2012
Notes to Financial Statements

Jackson National Life Insurance Company:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2013 and 2012
Consolidated Income Statements for the years ended December 31, 2013, 2012, and 2011
Consolidated Statements of Stockholder's Equity and Comprehensive Income for the years ended
December 31, 2013, 2012, and 2011
Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012, and 2011
Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit                Description
No.

1.	Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

2.	Not Applicable.

3.

a.	General Distributor Agreement dated March 16, 1998, incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Post-Effective Amendment No. 21 filed on December 29, 2005 (File Nos. 333-70472 and 811-08664).

c.
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 01/12), incorporated herein by reference to the Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

d.
Selling Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, LLC (V2565 08/12), incorporated herein by reference to the Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

4.

a.
Specimen of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant's Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.
Form of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant's Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

c.	Specimen of Spousal Continuation Endorsement, incorporated herein by reference to the Registrant's Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

d.
Specimen of Preselected Death Benefit Option Endorsement, incorporated herein by reference to the Registrant's Post Effective Amendment No. 7 filed on April 29, 2002 (File Nos. 333-41153 and 811-08521).

e.	Specimen of Guaranteed Options Endorsement, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 filed on April 30, 2003 (File Nos. 333-41153 and 811-08521).

f.	Specimen of Charitable Remainder Trust Endorsement, incorporated herein by reference to the Pre-Effective Amendment 1 filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

g.
Specimen of the 5% For Life  Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

h.
Specimen of the 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

i.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

j.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

k.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

l.
Specimen of the 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated herein by reference to the Post- Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

m.
Specimen of the 7% Guaranteed Minimum Withdrawal Benefit With 5 Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

n.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus Guaranteed Withdrawal Balance Adjustment and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 41, filed on August 23, 2007 (File Nos. 333-70472 and 811-08664).

o.
Specimen of Guaranteed Minimum Withdrawal Benefit with 5-Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

p.
Specimen of the For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

q.
Specimen of the Joint For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

r.
Specimen of the Joint For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

s.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

t.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

u.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Freedom)Endorsement (7587 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed on December 31, 2008(File Nos. 333-41153 and 811-08521).

v.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Joint Freedom) Endorsement (7588 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed on December 31, 2008 (File Nos. 333-41153 and 811-08521).

w.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6(SM) GMWB) Endorsement (7613 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

x.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB With Joint Option) Endorsement (7614 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

y.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select(SM)) Endorsement (7617 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

z.
Specimen of the Joint For Life Guaranteed  Minimum  Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select With Joint Option) (7618 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

5.

a.
Form of Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Specimen of Perspective Advisors Fixed and Variable Annuity Application incorporated herein by reference to the Registrant's Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

6.

a.	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant's Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.	Bylaws of Depositor, incorporated herein by reference to the Registrant's Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

c.	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

7.

a.
Variable Annuity Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated herein by reference to the Registrant's Post Effective Amendment No. 9 filed on December 15, 2003 (File Nos. 333-41153 and 811-08521).

b.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date December 31, 2008, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

c.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date March 31, 2009, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

8.	Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

9.                       Opinion and Consent of Counsel, attached hereto.

10.                   Consent of Independent Registered Public Accounting Firm, attached hereto.

11.                   Not Applicable.

12.                   Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Richard D. Ash	Senior Vice President, Chief Actuary & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Michele M. Binkley	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis A. Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Jeff R. Borton	Vice President
1 Corporate Way
Lansing, MI 48951

David L. Bowers	Vice President
300 Innovation Drive
Franklin, TN 37067

John H. Brown	Vice President
1 Corporate Way
Lansing, MI 48951

James T. Carter	Vice President
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Senior Vice President, Treasurer & Controller
1 Corporate Way
Lansing, MI 48951

James B. Croom	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field, Jr.	Vice President
300 Innovation Drive
Franklin, TN 37067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Devkumar D. Ganguly	Vice President
1 Corporate Way
Lansing, MI 48951

James D. Garrison	Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Senior Vice President, Chief Compliance & Governance Officer
1 Corporate Way	& Assistant Secretary
Lansing, MI 48951

John A. Gorgenson, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

John K. Haack	Vice President
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Robert L. Hill	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas P. Hyatte	Senior Vice President, Chief Risk Officer & Director
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Executive Vice President & Head of Retail
7601 Technology Way
Denver, CO 80237

Toni L. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Scott Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Leandra R. Knes	Director
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606

Richard C. Liphardt	Vice President
1 Corporate Way
Lansing, MI 48951

Machelle A. McAdory	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
5913 Executive Drive
Lansing, MI 48911

Thomas J. Meyer	Senior Vice President,
1 Corporate Way	General Counsel & Secretary
Lansing, MI 48951

Dean M. Miller	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 07922

Keith R. Moore	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Jacky Morin	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 09722

P. Chad Myers	Executive Vice President, Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Russell E. Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Dana S. Rapier	Vice President
5913 Executive Drive
Lansing, MI 48911

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha	Chief Operating Officer & Director
1 Corporate Way
Lansing, MI 48951

Kenneth H. Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Heather R. Strang	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Vice President
1 Corporate Way
Lansing, MI 48951

Bonnie G. Wasgatt	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Michael A. Wells	President, Chief Executive Officer & Chairman
300 Innovation Drive
Franklin, TN 37067

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company ("Depositor"), a stock life insurance company organized under the laws of the state of Michigan.  The Depositor is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc (London, England), a publicly traded life insurance company in the United Kingdom.

The following organizational chart for Prudential plc indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Prudential plc is incorporated herein by reference to Exhibit 26 of Post-Effective Amendment No. 9, filed on April 21, 2014 (File Nos. 333-183048 and 811-08664).

Item 27. Number of Contract Owners as of February 28, 2014

Qualified – 461
Non-Qualified – 885

Item 28. Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against  public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account III.  Jackson  National  Life Distributors  LLC also acts as  general  distributor for the  Jackson National  Separate Account - I, the Jackson National  Separate Account IV,  the  Jackson  National  Separate  Account  V, the JNLNY  Separate Account  I, the JNLNY  Separate  Account  II,  the JNLNY  Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Curian Variable Series Trust.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager, President & Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Michael A. Costello	Manager
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack	Manager
7601 Technology Way
Denver, CO 80237

Thomas P. Hyatte	Manager
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

James Bossert	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen	Senior Vice President
7601 Technology Way
Denver, CO 80237

Bill J. Burrow	Senior Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Elizabeth Griffith	Vice President
300 Innovation Drive
Franklin, TN 37067

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Jim Livingston	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Vice President
7601 Technology Way
Denver, CO 80237

Jack Mishler	Senior Vice President
7601 Technology Way
Denver, CO 80237

Steven O'Connor	Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Senior Vice President
7601 Technology Way
Denver, CO 80237

Kristan L. Richardson	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Scott Romine	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Katie Turner	Vice President
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way
Denver, CO 80237

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item. 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL  60606

Item. 31. Management Services

Not Applicable.

Item. 32. Undertakings and Representations

a)
Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 24th day of April, 2014.

Jackson National Separate Account III
(Registrant)

Jackson National Life Insurance Company

By:   /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By:    /s/ Thomas J. Meyer
Thomas J. Meyer
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 24, 2014
Michael A. Wells, President, Chief
Executive Officer, Director and Chairman

*	April 24, 2014
James R. Sopha, Chief Operating Officer
and Director

*	April 24, 2014
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	April 24, 2014
Michael A. Costello, Senior Vice President,
Treasurer and Controller

*	April 24, 2014
Leandra R. Knes, Director

*	April 24, 2014
Thomas P. Hyatte, Senior Vice President, Chief Risk Officer and Director

* By:    /s/ Thomas J. Meyer
Thomas J. Meyer, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Michael A. Wells, P. Chad Myers, Thomas J. Meyer, Patrick W. Garcy, Susan S. Rhee, and Anthony L. Dowling (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration  statements,  and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and  requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940.  This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, and 333-192971), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale.  The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 31st day of March, 2014.

/s/ MICHAEL A. WELLS
_____________________________________________
Michael A. Wells, President, Chief Executive Officer, Chairman and Director

/s/ JAMES R. SOPHA
_____________________________________________
James R. Sopha, Chief Operating Officer and Director

/s/ P. CHAD MYERS
_____________________________________________
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ THOMAS P. HYATTE
_____________________________________________
Thomas P. Hyatte, Senior Vice President, Chief Risk Officer and Director

/s/ MICHAEL A. COSTELLO
_____________________________________________
Michael A. Costello, Senior Vice President, Treasurer and Controller

/s/ LEANDRA R. KNES
_____________________________________________
Leandra R. Knes, Director

EXHIBIT LIST

Exhibit No.                          Description

9.	Opinion and Consent of Counsel.

10.                              Consent of Independent Registered Public Accounting Firm.